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                                               File Nos. 33-23458, 811-5627
                                                     Filed under Rule 497(c)
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++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+              GOLDENSELECT GENESIS I & GOLDENSELECT GENESIS FLEX              +
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GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Wilming-ton, Delaware

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE PROSPECTUS

              GOLDENSELECT GENESIS I AND GOLDENSELECT GENESIS FLEX

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This prospectus is for individual and group flexible premium variable life in-
surance policies offered by Golden American Life Insurance Company ("Golden American," "We," "Our" or "Us"). Both the individual policy and the group pol-icy and any certificates issued thereunder (collectively the "Policies" and separately the "Policy") permit the Policyowner ("You" or "Your") to make addi-tional premium payments, to take policy loans and partial withdrawals subject to certain restrictions, and under certain circumstances, to change the death benefit option and to change the Face Amount.

Premiums are allocated among the divisions of Separate Account A ("Account A") and, if available, the Fixed Interest Division (the "Fixed Account," and to-gether with Account A the "Accounts"). The Investments available through the divisions of Account A include mutual fund portfolios (the "Series") of The GCG Trust (the "GCG Trust"), the Equi-Select Series Trust (the "ESS Trust") and the PIMCO Variable Insurance Trust (the "PIMCO Trust"). Each premium is allocated according to Your instructions, subject to any restrictions for the initial premium during the Free Look Period. After the Free Look Period, You may change the allocation of Your Investment Value.

The Policy can be purchased on a single life basis or a joint and last survivor ("survivorship") basis. The Policy provides life insurance coverage on the Insured(s). While the Policy is in force, the death benefit may vary to reflect the Policy's investment results but will never be less than the Face Amount. The death benefit is payable upon the death of the Insured if purchased on a single life basis and the last surviving Insured if purchased on a survivorship basis.

We guarantee that the coverage will remain in force during the lifetime of the Insured(s) (but in no event beyond the Maturity Date) for a period called the Guarantee Period. During the Guarantee Period We may terminate the Policy only if there is Debt and the Cash Surrender Value is negative. After the Guarantee Period the Policy will remain in force as long as the Cash Surrender Value is sufficient to cover the charges due.

The Genesis Flex Policy is designed to comply with the Life Insurance Premium Payment Test under Federal tax law. As a result, any loans received under a Genesis Flex Policy should not be taxable to You. The Genesis I Policy will not comply with the Life Insurance Premium Payment Test and thus will be a "modi-fied endowment contract" under Federal tax law. Loans, partial withdrawals and surrenders under a Genesis I Policy may be taxable in whole or in part and may also be subject to a 10% penalty tax.

For more information on both types of policies, see Federal Income Tax Consid-erations, Modified Endowment Contracts.

You may turn in the Policy for its Cash Surrender Value at any time while the Policy is in force. The Cash Surrender Value will vary with the investment re-sults of the divisions of Account A in which you are invested and interest credited with respect to allocations to the Fixed Account. With respect to pre-miums allocated to Account A, We do not guarantee any minimum Cash Surrender Value.

Within certain limits, You may return the Policy for a refund. It may not be advantageous to replace existing insurance with the Policy.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

POLICIES AND UNDERLYING SERIES SHARES WHICH FUND THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE GCG TRUST, THE ESS TRUST AND THE PIMCO TRUST. THE FIXED ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES. YOU MAY CONTACT OUR CUSTOMER SERVICE CENTER TO FIND OUT ABOUT STATE AVAILABILITY.

ISSUED BY:        DISTRIBUTED         ADMINISTERED AT:
Golden            BY:                 Customer Service Center
American          Directed            Mailing Address: P.O. Box 8794
Life              Services,           Wilmington, DE 19899-8794 1-800-366-0066
Insurance         Inc.
Company           Wilmington,
                  Delaware 19801

                          PROSPECTUS DATE: MAY 1, 1998

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TABLE OF CONTENTS

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

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
IMPORTANT TERMS............................................................   3
SUMMARY OF THE POLICY......................................................   5
FACTS ABOUT GOLDEN AMERICAN, ACCOUNT A AND THE FIXED ACCOUNT...............       9
 Golden American...........................................................   9
 The Trusts................................................................   9
 Account A.................................................................  10
 Account A Divisions.......................................................  10
 Changes Within Account A..................................................  17
 The Fixed Account.........................................................  17
FACTS ABOUT THE POLICY.....................................................  18
 Who May be Covered by a Policy............................................  18
 Death Benefit Options.....................................................  18
 Premium Payments..........................................................  18
 Making Additional Premium Payments........................................  19
 Allocation of Premium Payments............................................  19
 Your Right to Reallocate..................................................  20
 Transfers from the Fixed Account..........................................  20
 Dollar Cost Averaging.....................................................  21
 What Happens if a Division is not Available...............................  21
 Your Investment Value.....................................................  21
 Investment Value in Each Division of Account A............................  21
 Tabular Value.............................................................  22
 Measurement of Investment Experience......................................  22
CHARGES AND DEDUCTIONS
 Deductions for Deferred Loading...........................................  23
 Deductions for Insurance Based Charges....................................  23
 Issue Charges.............................................................      23
 Mortality Charges.........................................................      24
 Deductions for Transaction and Other Charges..............................  24
 Deductions from Divisions of Account A....................................  25
 Trust Expenses............................................................  25
YOUR POLICY'S BENEFITS
 Your Policy's Cash Surrender Value........................................  25
 Policy Loans..............................................................  25
 Taking Partial Withdrawals................................................  26
 Your Right to Cancel or Exchange Your Policy..............................  28
INSURANCE BENEFITS
 Death Benefit Proceeds....................................................  28

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                                                                           PAGE
  Variable Insurance Amount...............................................  29
  Net Single Premium Factor...............................................  29
  Changes in Face Amount..................................................  30
  Guarantee Period........................................................  30
  Changing the Death Benefit Option.......................................  31
  When Your Guarantee Period Ends Before the Maturity Date................  31
  Policy Guarantees.......................................................  31
 CHOOSING AN INCOME PLAN..................................................  32
  Payment When Named Person Dies..........................................  32
 OTHER IMPORTANT INFORMATION..............................................  32
 Other General Policy Provisions..........................................  32
 Your Voting Privileges...................................................  35
 Sales and Other Agreements...............................................  35
 Group or Sponsored Arrangements..........................................  36
 State Regulation.........................................................  36
 Registration Statement...................................................  36
 Legal Considerations for Employers.......................................  36
 Legal Proceedings........................................................  36
 Legal Matters............................................................  36
 Experts..................................................................  37
 Reinsurance..............................................................  37
 Additional Information...................................................  37
 MANAGEMENT...............................................................  37
 FEDERAL INCOME TAX CONSIDERATIONS........................................  38
 Golden American -- Tax Status............................................  39
 Deferred Acquisition Costs...............................................  39
 Death Benefits...........................................................  39
 Survivorship Policies and Policies Issued to Individuals with
  Substandard Mortality Risks.............................................  39
 Surrender................................................................  39
 Partial Withdrawals......................................................  40
 Loans....................................................................  40
 Change of Ownership or Assignment........................................  40
 Modified Endowment Contracts.............................................  40
 Code Section 1035 Exchanges..............................................  42
 Diversification Standards................................................  42
 Ownership Treatment......................................................  42
 ILLUSTRATIONS............................................................  43
 FINANCIAL STATEMENTS.....................................................  48

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IMPORTANT TERMS

ACCOUNT A
Refers to Separate Account A, a separate investment account.

ATTAINED AGE
For each Insured, the Issue Age plus the number of full years elapsed since the Policy Date.

CASH SURRENDER VALUE
The Investment Value, less any unrecovered deferred charges, plus any accrued general account loan interest credit, less any policy charges incurred but not yet deducted.

CUSTOMER SERVICE CENTER
The facility where We provide service to Policyowners. The address is shown on the cover.

DEBT
Any loan plus accrued interest.

FACE AMOUNT
The portion of the death Benefit that will not vary with Investment perfor-mance.

FREE LOOK PERIOD
The period of time within which a Policyowner may examine a Policy and return it for a refund.

GUARANTEE PERIOD
The time during which We guarantee that the coverage under the Policy will re-main in force regardless of Investment experience unless there is Debt and the Cash Surrender Value is negative. Additional payments may increase Your Guar-antee Period while partial withdrawals may reduce it. A change in the death Benefit option may also result in an increase or decrease in the Guarantee Pe-riod.

INSURED
A person who has become insured under the Policy.

INVESTMENT DATE
The date the initial premium is received and the date from which We begin mea-suring Investment experience. It may or may not be the same as the Policy Date.

INVESTMENT RESULTS
The Investment performance of the divisions of Account A and interest credited to the Fixed Account.

INVESTMENT VALUE
The sum of the amounts under Your Policy invested in each division of Account A and in the Fixed Account.

ISSUE AGE
An Insured's age on his or her birthday nearest the Policy Date.

ISSUE DATE
The date the insurance under the Policy become effective. The contestable and suicide periods are measured from this date. Under group certificates this is called the Coverage Date.

JOINT INSURED
The person named as such in the application or enrollment form.

LIFE INSURANCE PREMIUM PAYMENT TEST
This test, also referred to as the "seven-pay test" under Federal income tax law, provides that cumulative premiums paid under a policy at any time during the policy's first seven years cannot exceed certain guidelines. See Federal Income Tax Considerations, Modified Endowment Contracts.

MATURITY DATE
The Policy Anniversary nearest the 100th birthday of the Insured under a sin-gle life policy or the younger Insured under a survivorship policy. On this date coverage under the Policy terminates and the Cash Surrender Value is pay-able to the Policyowner.

NET AMOUNT AT RISK
The difference, as of the beginning of the Processing Period, between (i) the death Benefit, and (ii) Cash Surrender Value plus Debt, both adjusted for in-terest at an annual rate of 4%.

NET RATE OF RETURN
The Investment performance for a division of Account A during a Valuation Pe-riod.

NET SINGLE PREMIUM FACTOR
A factor based on the age, sex and underwriting class of the Insured(s). We use the Net Single Premium Factor to calculate the Variable Insurance Amount, which provides an amount sufficient to insure that the Policies qualify as life insurance under Federal income tax laws.

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IMPORTANT TERMS (CONTINUED)

OPTION I DEATH BENEFIT
The greater of the Face Amount and the Variable Insurance Amount.

OPTION II DEATH BENEFIT
The greater of (i) the Face Amount plus the Option II Death Benefit Adjustment and (ii) the Variable Insurance Amount.

OPTION II DEATH BENEFIT ADJUSTMENT
The greater of (i) the Option II Guaranteed Death Benefit and (ii) the Invest-ment Value plus Debt.

OPTION II GUARANTEED DEATH BENEFIT
The Option II Guaranteed Death Benefit is subject to a maximum of two times the sum of each premium paid less any partial withdrawals associated with each premium. After the Guarantee Period, the Option II Guaranteed Death Benefit is zero.

POLICY ANNIVERSARY
The anniversary of the Policy Date.

POLICY DATE
The date used to determine Processing Dates, Policy Years and Policy Anniver-saries. It may or may not be the same as the Issue Date. The Policy Date will usually be the date Our Customer Service Center receives the initial premium.

POLICYOWNER
The person or entity who owns a Policy and is entitled to exercise all rights under the Policy. The Policy owner is referred to as "you."

POLICY YEAR
The period between each Policy Anniversary.

PROCESSING DATES

The dates on which We deduct charges from the Investment Value. These dates occur quarterly. The first processing date is one quarter after the Policy Date.

PROCESSING PERIOD
The period between consecutive Processing Dates. The first Processing Period begins on the Policy Date.

SPECIALLY DESIGNATED DIVISION
The Liquid Asset Division. We allocate distributions from a portfolio under-lying a division of Account A in which reInvestment is not available to the Liquid Asset Division.

TABULAR NET AMOUNT AT RISK
The difference, as of the beginning of the Processing Period, between (i) the death Benefit, and (ii) the Tabular Value, adjusted for interest. The calcula-tion does not reflect loans.

TABULAR VALUE
The amount We calculate to determine the length of the Guarantee Period, as well as to limit the mortality cost deduction and Our right to cancel Your Policy during the Guarantee Period. Under the Option II Death Benefit, the Tabular Value will be substituted for the Option II Death Benefit Adjustment in determining the death Benefit in the calculation designed to limit the mor-tality cost.

VALUATION DATE
The day at the end of a Valuation Period when each division is Valued.

VALUATION PERIOD
Each business day together with any non-business days before it. A business day is any day that the New York Stock Exchange (NYSE) is open for trading, or any day on which the SEC requires that mutual funds, unit Investment trusts or other Investment portfolios be Valued.

VARIABLE INSURANCE AMOUNT
The Investment Value plus any Debt multiplied by the Net Single Premium Fac-tor.

SUMMARY OF THE POLICY

This summary is intended to provide only a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. The Policy, together with its attached application or enrollment form and any endorsements and optional benefit riders, constitutes the entire agreement between You and Us and should be retained.

PURPOSES OF THE POLICIES
These are flexible premium variable life insurance policies offering a choice of investments and an opportunity for the Investment Value, Cash Surrender Value and death benefit to grow based on Investment Results.

We do not promise that the value of your Policy will increase. Depending on the Policy's Investment Results, the Investment Value, Cash Surrender Value and death benefit may increase or decrease on any day. You bear the investment risk. We do guarantee to keep the Policy in force during the Guarantee Period so long as there is no Debt. If there is Debt, the Policy will remain in force provided that the Cash Surrender Value is zero or positive. The Policy will lapse after the Guarantee Period if the Cash Surrender Value falls below zero. See Insurance Benefits, When Your Guarantee Period Ends Before the Maturity Date.

Life insurance is not a short-term investment. The Policyowner should evaluate the need for insurance and the Policy's long-term investment potential before purchasing a Policy.

AVAILABILITY
We can issue a single life policy for an Insured age 75 or under, or a survi-vorship policy, if both Insureds are age 75 or under. Under survivorship poli-cies, at least one Insured must be age 20 or older. We will take under consid-eration applications for Insured(s) up to age 80. See Facts About the Policy, Who May Be Covered.

The minimum Genesis I premium is $25,000 ($15,000 if under a 1035 exchange, see Federal Income Tax Considerations, Code Section 1035 Exchanges). The mini-mum planned annual premium under Genesis Flex will be no less than $5,000.

PLANNED PREMIUMS (GENESIS FLEX ONLY)
Premium payments can be made on a planned basis during the first 10 Policy Years following issue of the Policy or an increase in Face Amount, subject to the above minimum planned annual premium requirements. Subject to Our rules, planned premiums may be payable for periods other than 10 years and may be payable on a basis other than annual. See Facts About the Policy, Premium Pay-ments.

UNPLANNED PREMIUMS
Additional premium payments may be made on an unplanned basis provided the In-sured is age 80 or under. Under survivorship policies, both Insureds must be alive and also age 80 or under. The minimum unplanned premium is $5,000 under a Genesis I Policy and $500 under a Genesis Flex Policy. We may also require evidence of insurability for unplanned premiums. See Facts About The Policy, Premium Payments and Making Additional Premium Payments.

GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, We may reduce the minimum premium requirements. See Other Important Information, Group or Sponsored Arrange-ments. We may also reduce the charges in a Policy where the initial or total premium payments exceed Our published rules. However, any reductions in Policy charges will reflect difference in costs or services and will not discriminate unfairly against any person.

LIFE INSURANCE PREMIUM PAYMENT TEST (GENESIS FLEX)
Genesis Flex is designed to comply with the Life Insurance Premium Payment Test. As such, certain distributions under a policy, such as loans, receive favorable tax treatment afforded life insurance policies under Federal tax law.

MODIFIED ENDOWMENT CONTRACTS (GENESIS I)
Genesis I is generally a "modified endowment contract". As such, the amount of certain distributions made during the Insured's lifetime, such as policy loans, partial withdrawals or surrenders, will be includible in Your gross in-come to the extent of any income in the Policy. A 10% penalty tax may also be imposed on income if distributed before You attain age 59 1/2.

For more information on "modified endowment contracts," and the Life Insurance Premium Payment Test, see Federal Income Tax Considerations, Modified Endow-ment Contracts.

THE DEATH BENEFIT OPTIONS
All Policies are purchased with the Option I Death Benefit in effect. After the first Policy anniversary, while the Insured(s) is living and the Policy is in effect, You may be able to change the Death Benefit Option under the Poli-cy. Thereafter, subject to Our rules, You may change, no more frequently than once every three Policy Years, between the two death benefit options (see below). Currently the Option II Death Benefit is only available for Genesis I.

OPTION I DEATH BENEFIT
The Option I Death Benefit provides a death benefit that is the greater of (i) the Face Amount and (ii) the Variable Insurance Amount.

OPTION II DEATH BENEFIT
The Option II Death Benefit provides a death benefit that is greater of (i) the Face Amount plus the Option II Death Benefit Adjustment and (ii) the Vari-able Insurance Amount.

CHANGES IN DEATH BENEFIT OPTION
We must receive written notice of any change in death benefit option in a form satisfactory to Us. Any change in death benefit option will take effect on the Processing Date on or next following the date We approve the change. We limit the number of death benefit option changes You can make. See Insurance Bene-fits, Changing the Death Benefit Option.

For more information on death benefit options, See Facts About the Policy, Death Benefit Options.

CHANGING THE FACE AMOUNT
After the first Policy Anniversary, You may request an increase or decrease in Face Amount. Any increase in Face Amount will be subject to evidence of insur-ability satisfactory to Us. See Insurance Benefits, Changes in Face Amount.

PERIOD OF COVERAGE
Your Policy will remain in force during the Guarantee Period, regardless of investment experience. However, if there is Debt and the Cash Surrender Value is negative, We can terminate the Policy. After the Guarantee Period, Your Policy will remain in force as long as there is sufficient Cash Surrender Value to cover the charges due. See Insurance Benefits, Guarantee Period. Un-der the Genesis I Policy, We may limit the Guarantee Period to a specified number of years under group or sponsored arrangements. See Other Important In-formation, Group or Sponsored Arrangements.

HOW THE DEATH BENEFIT VARIES
The death benefit may increase or decrease on any day depending on Your Policy's Investment Results but will never be less than the Face Amount. See Insurance Benefits, Death Benefit Proceeds.

THE DIVISIONS
There are twenty-four divisions in Account A offered under this prospectus. You may invest Your Investment Value in up to twenty-four of these divisions at any time, subject to any restrictions. You may also change Your Investment Value allocation. The divisions of Account A invest in shares of the Series of the GCG Trust, the ESS Trust and the PIMCO Trust, at their net asset value. Each Series has a different investment objective. See Facts About Golden Amer-ican Account A Divisions.

THE FIXED ACCOUNT
In addition to the divisions of Account A described above, you may also allo-cate Your Investment Value to the Fixed Account. Premium payments may be allo-cated to the Fixed Account to the extent elected by you at the time of the initial premium payment or as subsequently elected. We will periodically de-termine and credit a rate of interest (the "Guaranteed Interest Rate") for at least a one year period from the date of the allocation to the Fixed Account. This rate will be no less than 4% annually and will expire on the last day of the calendar month one year after the allocation to the Fixed Account was made (the "Expiry Date"). The Fixed Account may not be available in Your state. See Facts About Golden American, Account A and The Fixed Account.

HOW THE INVESTMENT VALUE VARIES
Your Policy's Investment Value varies each day based on its Investment Re-sults. You bear the risk of poor Investment performance and You receive the Benefits from favorable Investment performance. See Facts About the Policy, Your Investment Value.

CASH SURRENDER VALUE
You may surrender the policy and receive its cash surrender Value at any time. See Your Policy's Benefits, Your Policy's Cash Surrender Value.

PREMIUM PAYMENT ALLOCATION
We allocate Your initial premium to the Liquid Asset Division prior to the end of the Free Look Period. After the Free Look Period, We allocate Your Invest-ment Value to the divisions of Account A you specify. However, if we receive written instructions with your initial premium to allocate all or a portion of such premium to the Fixed Account, we will do so even prior to the end of the Free Look Period. See Facts About the Policy, Allocation of Premium Payments.

CHARGES DEDUCTED FROM YOUR INVESTMENT VALUE
We periodically deduct charges from Your Investment Value to cover the serv-ices provided, expenses incurred and risks assumed in connection with the Pol-icies. We deduct any deferred or incurred charges upon surrender. See Charges and Deductions. We also accelerate recovery of any deferred loading for excess partial withdrawals. See Your Policy's Benefits, Taking Partial Withdrawals. We may reduce certain charges under group or sponsored arrangements. See Other Important Information, Group or Sponsored Arrangements. We may also reduce certain charges for Policies purchased in combination with certain annuity products that We offer. The charges We deduct are:

DEFERRED LOADING
Recovery of Deferred Loading. We deduct a sales load equal to 6.0% of each premium. This sales load is deducted in equal installments over a six-year pe-riod (a deduction of 1.0% of premium per year).

INSURANCE BASED CHARGES

TAXES
Premium Taxes. Your premium incurs a charge for premium or other state and lo-cal taxes when it is received. For Genesis I Policies We deduct a premium tax charge equal to 2.40% of premium. This premium tax charge is designed to ap-proximate the average premium tax that We expect to pay. Currently, the pre-mium tax charge is deferred and will be deducted in equal annual installments over a six year period (a deduction of 0.40% per year). For Genesis Flex Poli-cies, the amounts We deduct depend on the Insured's state of residence. These charges are expressed as a percentage of premium and can range from 2.0% to 4.0%. See Deductions for Insurance Based Charges, Taxes, Premium Taxes.

Corporate Tax Charge. We reserve the right to deduct a corporate tax charge equal to 1.38% of each premium payment. When assessed, the charge will be de-ducted in equal installments over a six year period from the date we receive and accept each premium payment.

ISSUE CHARGES
Per Policy Charge. We charge $200 for Policies written on a single life basis and $300 for Policies written on a survivorship basis. This charge is cur-rently waived for the Genesis I Policy.

Deferred Face Amount Charge. We charge an amount per $1,000 of initial Face Amount and any increases in Face Amount deducted in equal installments over a six year period following receipt of the initial premium or increase in face amount. This charge will vary based on the age and sex of the Insured (the younger Insured for survivorship policies) and the Policy chosen and will never exceed a maximum of $12 per $1,000 of Face Amount. A portion of this charge will be considered to be an additional sales load.

MORTALITY CHARGES
Mortality Cost. We deduct an amount per $1,000 of Net Amount at Risk. The amount is based on each Insured's sex, Attained Age and underwriting class.

Minimum Death Benefit Guarantee Charge. We deduct an amount per $1,000 of Tab-ular Net Amount at Risk. The amount is based on the Attained Age of the In-sured (the younger Insured for survivorship policies). The charge will never exceed $0.15 per $1,000 of Face Amount per quarter.

TRANSACTION AND OTHER CHARGES

ANNUAL ADMINISTRATIVE CHARGE
 Currently We impose an annual administrative charge of $40. We guarantee the charge will never exceed $80 per Policy Year. If total premiums paid equal $100,000 or more, or if the Investment Value is at least $100,000 at the time the charge is due, the charge will be zero.

LOAN INTEREST CHARGE
 On each Policy Anniversary, We calculate the loan interest charge and deduct it from the Investment Value. This charge is 5.0% annually (accrued daily) of the outstanding loans.

EXCESS ALLOCATION CHARGE
 We currently allow unlimited allocation changes without charge but reserve the right to charge $25 for each allocation change in excess of twelve in a Policy Year. We also reserve the right to limit allocation changes.

PARTIAL WITHDRAWAL CHARGE
 If You take more than four partial withdrawals per Policy Year, We currently do not intend but reserve the right to impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each additional partial withdrawal.

DEDUCTIONS FROM DIVISIONS OF ACCOUNT A

ASSET BASED CHARGES

MORTALITY AND EXPENSE RISK CHARGE
We deduct from each division of Account A, a daily asset based charge equiva-lent to an annual rate of 0.90%.

ASSET BASED ADMINISTRATIVE CHARGE
We deduct from each division of Account A, a daily asset based charge equiva-lent to an annual rate of 0.10%.

TRUST EXPENSES
There are fees and expenses deducted from each Series. See Facts About Golden American, Account A Divisions. The investment performance of the Series and expenses and deductions of certain charges from the GCG Trust, the ESS Trust and the PIMCO Trust will affect Your Investment Value. Please read the Trusts' prospectuses for details.

LOANS
After the Free Look Period, You may borrow up to 90% of the sum of the Cash Surrender Value plus Debt. Any existing Debt will be deducted from a new loan. The interest rate We charge is 5.0% annually. We credit interest on the amount held in Our general account as collateral for policy loans. Portions of the collateral amount may earn interest at different rates, but in no event will any portion earn less than 4.0% annually. We may offer a preferred loan fea-ture. See Your Policy's Benefits, Policy Loans. Loans under "modified endow-ment contracts" may be subject to a 10% penalty tax. See Federal Income Tax Considerations, Modified Endowment Contracts, Penalty Tax.

Depending upon the Investment Results and the amounts borrowed, loans may cause a Policy to lapse. If the Policy lapses with a loan outstanding, certain amounts may be included in Your taxable income.

PARTIAL WITHDRAWALS
After the Free Look Period, You may take partial withdrawals from the Invest-ment Value. Partial withdrawals may be taken four times per Policy Year with-out charge. Partial withdrawals are subject to certain restrictions and par-tial withdrawals above a maximum amount may be subject to an accelerated re-covery of the deferred loading. Under Policies purchased in connection with a 1035 Exchange, partial withdrawals may not be permitted during the first seven Policy Years. See Your Policy's Benefits, Taking Partial Withdrawals.

DOLLAR COST AVERAGING
Under this program, You may choose to have a specified dollar amount trans-ferred from the Fixed Account, the Limited Maturity Bond Division or the Liq-uid Asset Division to the other divisions of Account A on a monthly basis. The objective of dollar cost averaging is to shield Your Investment from short-term price fluctuations. See Facts About the Policy, Dollar Cost Averaging.

HOW BENEFITS ARE TAXED
Under current tax law, life insurance policies receive certain tax Benefits. Generally, the Death Benefit is fully excludable from the beneficiary's gross income for Federal income tax purposes according to Section 101(a)(1) of the Internal Revenue Code. You will not be taxed on any increase in Cash Surrender Value while the Policy remains in force unless You take a partial withdrawal or a loan as discussed below.

If You surrender Your Policy for its Cash Surrender Value or take a partial withdrawal, You may recognize ordinary income that would be subject to tax. You may also recognize ordinary income that would be subject to tax upon a loan received under the Policy and, depending upon the circumstances, You may be subject to an additional 10% tax upon surrender of the Policy, a partial withdrawal, or taking a policy loan. See Federal Income Tax Considerations.

CANCELLATION AND EXCHANGE RIGHT
If You return Your Policy during the Free Look Period, We will refund any pre-miums paid without interest. Generally under a Genesis I Policy, this period ends 10 days from the date You receive the Policy. For purposes of administer-ing Our allocation rules, We deem this period to end 15 days after a Policy is mailed from Our Customer Service Center. Some states may require that We pro-vide a longer Free Look Period.

Under a Genesis Flex Policy, the Free Look Period generally ends on the latest of (i) 10 days after You receive Your Policy, (ii) 45 days from the date You complete part I of the application or enrollment form, or (iii) 10 days from the mailing of the notice of cancellation right. See Your Policy's Benefits, Your Right to Cancel or Exchange Your Policy.

You also have an Option during the first 24 months to convert Your Policy so that Your Benefits do not vary based on the Net Rate of Return. You may also convert Your Policy if there is a change in the investment adviser of any portfolio or if there is a material change in the Investment objectives of or restrictions in any portfolio in which the divisions invest. In each case this conversion is accomplished by transferring Your entire Investment Value to Our general account. See Your Policy's Benefits, Your Right to Cancel or Exchange Your Policy.

FACTS ABOUT GOLDEN AMERICAN, ACCOUNT A AND THE FIXED ACCOUNT
REPLACEMENT OF EXISTING COVERAGE
Before purchasing a Policy, the Policyowner should ask his or her registered representative if changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another policy as a replacement for existing coverage. This is especially true if the primary de-cision for replacement is based on a comparison of policy illustrations.

ILLUSTRATIONS
Illustrations in this prospectus or used in connection with the purchase of the Policy are based on hypothetical Investment rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a rep-resentation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual Val-ues will be different than those illustrated. See Illustrations.

GOLDEN AMERICAN
Golden American Life Insurance Company ("Golden American" or the "Company") is a stock life insurance company organized under the laws of the State of Dela-ware and is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa") which, in turn, is a wholly owned subsidiary of ING Groep, N.V. ("ING"). Prior to December 30, 1993, Golden American was a Minne-sota corporation. Prior to August 13, 1996, Golden American was a wholly owned indirect subsidiary of Bankers Trust Company. We are authorized to do business in all jurisdictions except New York. In May 1996, we established a subsidi-ary, First Golden American Life Insurance Company of New York, which is autho-rized to do business in New York and Delaware. We offer variable annuities and variable life insurance. Administrative services for the Contract are provided at our Customer Service Center, the address is shown on the cover.

Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa ("Equitable Life"), USG Annuity & Life Company, Locust Street Securi-ties, Inc., Equitable American Insurance Company, Equitable of Iowa Securities Network, Inc., Directed Services, Inc. ("DSI"), and Golden American. On Octo-ber 24, 1997, ING acquired all interest in Equitable of Iowa and its subsidi-aries including Golden American. ING, based in the Netherlands, is a global financial services holding company with over $307.6 billion in assets. Equita-ble of Iowa and another ING affiliate own ING Investment Management, LLC, who assumed EISI's portfolio management responsibilities for the GCG Trust and the ESS Trust as of January 1, 1998.

YEAR 2000
Based on a study of its computer software and hardware, Golden American has determined its exposure to the Year 2000 change of the century date issue. Management believes the Company's systems are or will be substantially compli-ant by the Year 2000, and Golden American has engaged external consultants to validate this assumption. The only system known to be affected by this issue is a system maintained by an affiliate who will incur the related costs to make the system compliant. To mitigate the effect of outside influences and other dependencies relative to the Year 2000, Golden American will continue to contact significant customers, suppliers and other third parties. To the ex-tent these third parties would be unable to transact business in the Year 2000 and thereafter, the Company's operations could be adversely affected.

THE TRUSTS
The GCG Trust is an open-end management investment company, more commonly called a mutual fund. The GCG Trust's shares may also be available to certain separate accounts funding variable annuity contracts offered by Golden Ameri-can. This is called "mixed funding."

The GCG Trust may also sell its shares to separate accounts of other insurance companies, both affiliated and not affiliated with Golden American. This is called "shared funding." After the GCG Trust receives the requisite order from the SEC, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans.

The ESS Trust is also an open-end management investment company. The ESS Trust's shares are not available to separate accounts of other insurance com-panies other than insurance companies affiliated with Equitable of Iowa such as Golden American.

The PIMCO Trust is also an open-end management investment company. The Series of the PIMCO Trust were designated to be used as investment vehicles by sepa-rate accounts of insurance companies, including Golden American, for both variable annuity contracts and variable life insurance policies and by quali-fied pension and retirement plans.

Golden American does not anticipate any inherent difficulties arising from the mixed and/or shared funding or sales to pension or retirement plans by the GCG Trust or the PIMCO Trust. However, there is a possibility that, due to differences in tax treat-ment or other considerations, the interests of Contractowners of various con-tracts participating in the Trusts may conflict. The Board of Trustees of the GCG Trust and the PIMCO Trust, DSI, PIMCO and we and any other insurance com-panies participating in the Trusts are required to monitor events to identify any material conflicts that arise from the use of the GCG Trust and/or the PIMCO Trust for mixed and/or shared funding between various policy owners and pension and retirement plans. In the event of a material conflict, Golden American will take the necessary steps, including removing the Separate Ac-count from that Trust, to resolve the matter. See the GCG Trust and PIMCO Trust prospectuses for more information.

You will find complete information about the GCG Trust, the ESS Trust, and the PIMCO Trust, including the risks associated with each Series, in the accompa-nying Trusts' prospectuses. You should read them carefully in conjunction with this prospectus before investing. Additional copies of the Trusts' prospec-tuses may be obtained by contacting our Customer Service Center.

PROPOSED TRUST CONSOLIDATION. In an effort to consolidate the operations of the GCG Trust and the ESS Trust ("Trust Consolidation"), the affiliated insur-ance companies of Equitable of Iowa, including Golden American (the "Compa-nies"), filed an application with the SEC requesting permission via an order to substitute shares of each Series of the ESS Trust with shares of similar Series of the GCG Trust (the "Substitution"). The table below identifies the ESS Portfolios currently available under the Contract and the new GCG Series substituted for each. The Substitution of shares will reduce operating ex-penses and create larger economies of scale from which a further reduction of expenses is anticipated. Contractholders will benefit directly from any reduc-tion of Trust expenses. CONTRACTHOLDERS WILL NOT BEAR ANY EXPENSE ASSOCIATED WITH THE SUBSTITUTION.

                                      GCG TRUST SUBSTITUTE
ESS TRUST REPLACED PORTFOLIO          SERIES
----------------------------          -----------------------
OTC Portfolio                         Mid-Cap Growth Series
Research Portfolio                    Research Series
Total Return Portfolio                Total Return Series
Growth & Income Portfolio             Growth & Income Series
Value + Growth Portfolio              Value + Growth Series
International Fixed Income Portfolio  Global Fixed Income
                                               Series

Upon obtaining the requested order for substitution from the SEC, and subject to any required prior approval by applicable insurance authorities, the Compa-nies will effect the Substitution by simultaneously placing an order for each Division to redeem the shares of the Series of the ESS Trust and an order for each Division to purchase shares of the designated respective Series of the GCG Trust. After the Trust Consolidation has occurred, Customer Service will send affected contractholders a notice within five days.

ACCOUNT A
All obligations under a Policy are general obligations of Golden American. Ac-count A is a separate investment account used to support Our variable life policies and for other purposes permitted by applicable laws and regulations. We may offer other variable life insurance policies investing in Account A which are not described in this prospectus. The assets of Account A are kept separate from Our general account and any other separate accounts We may have.

We own all the assets in Account A. Income and realized and unrealized gains and losses from assets in Account A are credited to or charged against Account A without regard to other income, gains or losses on Our other Investment ac-counts. As required, the assets in Account A are at least equal to the re-serves and other liabilities of Account A. These assets may not be charged with liabilities from any other business We conduct. However, if the assets exceed the required reserves and other liabilities, We may transfer the excess to Our general account.

Account A was established pursuant to Minnesota law on July 14, 1988 and fol-lowing the redomestication of Golden American, operates under Delaware law. Account A may invest in mutual funds, unit investment trusts and other invest-ment portfolios which We determine to be suitable for the Policies' purposes. Account A is treated as a unit investment trust under Federal securities laws. It is registered as an investment company with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). It is also governed by the laws of Delaware and other states in which We do business. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Account A.

ACCOUNT A DIVISIONS
Currently, each division of Account A invests in a Series of the GCG Trust, the ESS Trust or the PIMCO Trust. DSI serves as the Manager to each Series of the GCG Trust and to each Series of the ESS Trust, and Pacific Investment Man-agement Company ("PIMCO") serves as Manager to each Series of the PIMCO Trust. The GCG and ESS Trusts and DSI have retained several portfolio managers to manage the assets of each Series of the ESS and GCG Trusts. PIMCO manages the assets of each Series of the PIMCO Trust. The investment objectives of the various Series are described below. There may be restrictions on the amounts that can be allocated to certain divisions based on state laws and regula-tions. There is no guarantee that any Series will meet its investment objec-tive. Success in meeting the investment objective of a Series depends on vari-ous factors, particularly how well the portfolio manager anticipates changing economic and market conditions.

DSI and PIMCO provide the overall business management and administrative serv-ices necessary for the Series' operation and provide or procure the services and information necessary to the proper conduct of the business of the Series. See the Trusts' prospectuses for details.

DSI and PIMCO are responsible for providing or procuring, at their own ex-pense, the services reasonably necessary for the ordinary operation of the Se-ries of the GCG and PIMCO Trusts. The ESS Trust pays its own expenses. DSI and PIMCO do not bear the expense of brokerage fees and other transactional ex-penses for securities or other assets (which are generally considered part of the cost for assets), taxes (if any) paid by a Series of the GCG Trust or the PIMCO Trust, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. See the GCG and PIMCO Trusts' prospectuses for details.

The GCG and ESS Trust, each pay DSI for its services a fee, payable monthly, based on the annual rates of the average daily net assets of the Series shown in the tables below. DSI (and not the Trusts) pays each portfolio manager a monthly fee for managing the assets of the Series.

THE GCG TRUST
-------------------------------------------------------------------------------

                                                   FEES (based on combined assets of the indicated groups
SERIES AVAILABLE CURRENTLY                         of Series)
-------------------------------------------------  ------------------------------------------------------
Multiple Allocation, Fully Managed, Capital        1.00% of first $750 million;
 Appreciation, Rising Dividends, All-Growth,       0.95% of next $1.250 billion;
 Real Estate, Hard Assets, Value Equity,           0.90% of next $1.5 billion; and
 Strategic Equity, and Small Cap Series:           0.85% of amount in excess of $3.5 billion

Growth Opportunities Series(/1/):                  1.10% of first $250 million;
                                                   1.05% of next $400 million;
                                                   1.00% of next $450 million; and
                                                   0.95% of amount in excess of $1.1 billion

Managed Global Series:                             1.25% of first $500 million;
                                                   1.05% of amount in excess of $500 million

Emerging Markets and Developing World Series:      1.75% of average daily net assets

Limited Maturity Bond and Liquid Asset Series:     0.60% of first $200 million;
                                                   0.55% of next $300 million; and
                                                   0.50% of amount in excess of $500 million

SERIES ADDED TO THE GCG TRUST AND                  FEES (based on combined assets of the indicated groups
AVAILABLE AFTER TRUST CONSOLIDATION                                of Series)
-------------------------------------------------  ------------------------------------------------------
Growth & Income and Value + Growth Series(/1/):    1.10% of first $250 million;
                                                   1.05% of next $400 million;
                                                   1.00% of next $450 million; and
                                                   0.95% of amount in excess of $1.1 billion
Mid-Cap Growth, Total Return, and Research
Series:                                            1.00% of first $250 million;
                                                   0.95% of next $400 million;
                                                   0.90% of next $450 million; and
                                                   0.85% of amount in excess of $1.1 billion

Global Fixed Income Series:                        1.60%
-------------------

(1) After Trust Consolidation, the assets of the Growth Opportunities, the Growth & Income and Value + Growth Series will be combined for the purposes of determining fees.

THE ESS TRUST
-------------------------------------------------------------------------------

SERIES                                           FEES
------------------------------------------------ -----------------------------------------

OTC, Research, and Total Return Portfolios:      0.80% of first $300 million;
                                                 0.55% of amount in excess of $300 million

Growth & Income Portfolio:                       0.95% of first $200 million;
                                                 0.75% of amount in excess of $200 million

Value + Growth Portfolio:                        0.95% of first $500 million;
                                                 0.75% of amount in excess of $500 million

International Fixed Income Portfolio:            0.85% of first $200 million;
                                                 0.75% of next $300 million;
                                                 0.60% of next $500 million;
                                                 0.55% of next $1.0 billion; and
                                                 0.40% of amount in excess of $2.0 billion

The PIMCO Trust pays PIMCO an advisory fee (see the table following) and an administrative fee of 0.25%, each payable monthly, based on the average daily net assets of each of the Series, for managing the assets of the Series and for administering the Trust.

THE PIMCO TRUST
-------------------------------------------------------------------------------

SERIES                                           ADVISORY FEE
------------------------------------------------ ------------
PIMCO High Yield Bond Portfolio:                 0.50%

PIMCO StocksPLUS Growth and Income Portfolio:    0.40%
-------------------------------------------------------------

EXPENSES OF THE TRUSTS

THE GCG TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a Series or on the combined average daily net assets of the indicated groups of Series):

                             MANAGEMENT       OTHER              TOTAL
SERIES AVAILABLE CURRENTLY   FEES(/1/)    EXPENSES(/2/)         EXPENSES
--------------------------   ----------   -------------         --------
Multiple Allocation, Fully
 Managed, Capital
 Appreciation, Rising
 Dividends, All-Growth,
 Real Estate, Hard Assets,
 Value Equity, Strategic
 Equity, and Small Cap
 Series:                       0.98%          0.01%              0.99%
Growth Opportunities
Series(/3/):                   1.10%          0.01%              1.11%
Managed Global Series:         1.25%          0.11%              1.36%
Emerging Markets and
Developing World Series:       1.75%          0.05%              1.80%
Limited Maturity Bond and
Liquid Asset Series:           0.60%          0.01%              0.61%
SERIES ADDED TO THE GCG                       OTHER
TRUST AND                                 EXPENSES(/2/)      TOTAL EXPENSES
AVAILABLE AFTER              MANAGEMENT   AFTER EXPENSE      AFTER EXPENSE
TRUST CONSOLIDATION(/4/)     FEES(/1/)  REIMBURSEMENT(/5/) REIMBURSEMENT(/5/)
------------------------     ---------- ------------------ ------------------
Mid-Cap Growth
Series(/6/)(/7/):              0.96%          0.01%              0.97%
Research Series(/6/):          0.96%          0.00%              0.96%
Total Return Series(/6/):      0.96%          0.01%              0.97%
Growth & Income and
Value + Growth Series(/6/):    1.10%          0.01%              1.11%
Global Fixed Income
Series(/8/):                   1.60%          0.00%              1.60%

THE ESS TRUST ANNUAL EXPENSES (prior to Trust Consolidation) (as a percentage of the average daily net assets of a Series):

                                             MANAGEMENT     OTHER      TOTAL
SERIES                                       FEES(/1/)    EXPENSES    EXPENSES
------                                       ---------- ------------- --------
OTC Portfolio:                                 0.80%        0.19%      0.99%
Research Portfolio:                            0.80%        0.16%      0.96%
Total Return Portfolio:                        0.80%        0.17%      0.97%
Growth & Income Portfolio:                     0.95%        0.17%      1.12%
Value + Growth Portfolio:                      0.95%        0.25%      1.20%
International Fixed Income Portfolio:          0.85%        0.98%      1.83%

THE PIMCO TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a Series):

                                              ADVISORY      OTHER      TOTAL
SERIES                                          FEES    EXPENSES(/7/) EXPENSES
------                                       ---------- ------------- --------
PIMCO High Yield Bond Portfolio:............   0.50%        0.25%      0.75%
PIMCO StocksPLUS Growth and Income Portfo-
 lio:.......................................   0.40%        0.25%      0.65%

-------------------
(1) Fees decline as combined assets increase (see Account A Divisions and the Trust prospectuses for details).
(2) Other Expenses generally consist of independent trustees fees and expenses and certain expenses associated with investing in international markets. Other Expenses are estimated for the Growth Opportunities and Developing World Series, since as of December 31, 1997, these Series had not yet com-menced operations.
(3) After Trust Consolidation (see The Trusts, Proposed Trust Consolidation), the assets of the Growth Opportunities, the Growth & Income and the Value + Growth Series will be combined to determine the actual fee payable to Directed Services, Inc. ("DSI"), the manager of the GCG Trust.
(4) See Facts about the Company and the Contracts, The Trusts, Proposed Trust Consolidation for more information regarding Trust Consolidation. Upon Trust Consolidation, the ESS Trust will cease to exist and new GCG Trust Series will be substituted for the ESS Portfolios.
(5) DSI has agreed voluntarily to reimburse expenses and waive management fees, if necessary, to maintain total expenses at the levels shown for the Research and the Global Fixed Income Series (formerly the International Fixed Income Portfolio). This agreement will remain in place through De-cember 31, 1999, and after that time may be terminated at any time. With-out this agreement and based on current estimates, Total Expenses would be 0.97% and 1.65%, for the Research and the Global Fixed Income Series, re-spectively.
(6) After Trust Consolidation (see The Trusts, Proposed Trust Consolidation), the assets of the Mid-Cap Growth (formerly the OTC Portfolio), Research and the Total Return Series will be combined to determine the actual fee payable to DSI.
(7)The OTC Portfolio prior to Trust Consolidation.
(8)The International Fixed Income Portfolio prior to Trust Consolidation.
(9) Other Expenses are estimated for the PIMCO High Yield Bond and PIMCO StocksPLUS Growth and Income Portfolios, since as of December 31, 1997, these Series had not yet commenced operations.

The following Divisions invest in designated Series of the GCG Trust.

MULTIPLE ALLOCATION DIVISION

MULTIPLE ALLOCATION SERIES
OBJECTIVE - The highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk.
INVESTMENTS - Investment in equity and debt securities and the use of certain sophisticated investment strategies and techniques.
PORTFOLIO MANAGER - Zweig Advisors Inc.

FULLY MANAGED DIVISION

FULLY MANAGED SERIES
OBJECTIVE - High total investment return over the long term, consistent with the preservation of capital and prudent investment risk.
INVESTMENTS - Pursues an active asset allocation strategy whereby investments are allocated, based upon an evaluation of economic and market trends and the anticipated relative total return available, among three asset classes -- debt securities, equity securities and money market instruments.
PORTFOLIO MANAGER - T. Rowe Price Associates, Inc.

CAPITAL APPRECIATION DIVISION

CAPITAL APPRECIATION SERIES
OBJECTIVE - Long-term capital growth.
INVESTMENTS - Invests in common stocks and preferred stock that will be allo-cated among various categories of stocks referred to as "components" which consist of the following: (i) The Growth Component -- Securities that the portfolio manager believes have the following characteristics: stability and quality of earnings and positive earnings momentum; dominant competitive posi-tions; and demonstrate above-average growth rates as compared to published Standard & Poor's 500 Stock Index ("S&P 500") earnings projections; and (ii) The Value Component-Securities that the portfolio manager regards as fundamen-tally undervalued, i.e., securities selling at a discount to asset value and securities with a relatively low price/earnings ratio. The securities eligible for this component may include real estate stocks, such as securities of pub-licly-owned companies that, in the portfolio manager's judgement, offer an op-timum combination of current dividend yield, expected dividend growth, and discount to current real estate value.
PORTFOLIO MANAGER - Chancellor LGT Asset Management, Inc.

RISING DIVIDENDS DIVISION

RISING DIVIDENDS SERIES
OBJECTIVE - Capital appreciation, with dividend income as a secondary objec-tive.
INVESTMENTS - Investment in equity securities of high quality companies that meet the following four criteria: consistent dividend increases; substantial dividend increases; reinvested profits; and an under-leveraged balance sheet. PORTFOLIO MANAGER - Kayne Anderson Investment Management, LLC

ALL-GROWTH DIVISION

ALL-GROWTH SERIES
OBJECTIVE - Capital appreciation.
INVESTMENTS - Investment in securities selected for their long-term growth prospects.
PORTFOLIO MANAGER - Pilgrim Baxter & Associates, Ltd.

REAL ESTATE DIVISION

REAL ESTATE SERIES
OBJECTIVE - Capital appreciation, with current income as a secondary objec-tive.
INVESTMENTS - Investment in publicly traded equity securities of companies in the real estate industry listed on national exchanges or on the National Asso-ciation of Securities Dealers Automated Quotation System.
PORTFOLIO MANAGER - EII Realty Securities, Inc.

HARD ASSETS DIVISION (FORMERLY NATURAL RESOURCES)

HARD ASSETS SERIES
OBJECTIVE - Long-term capital appreciation.
INVESTMENTS - Investment in equity and debt securities of companies engaged in the exploration, development, production, management, and distribution of hard assets.
PORTFOLIO MANAGER - Van Eck Associates Corporation

VALUE EQUITY DIVISION

VALUE EQUITY SERIES
OBJECTIVE - Capital appreciation with a secondary objective of dividend in-come.
INVESTMENTS - Investment primarily in equity securities of U.S. and foreign issuers which, when purchased, meet quantitative standards believed by the Portfolio Manager to indicate above average financial soundness and high in-trinsic value relative to price.
PORTFOLIO MANAGER - Eagle Asset Management, Inc.

STRATEGIC EQUITY DIVISION

STRATEGIC EQUITY SERIES
OBJECTIVE - Long-term capital appreciation.
INVESTMENTS - Investment primarily in equity securities based on various eq-uity market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposure to equities when risk/reward characteristics are believed to be less attractive.
PORTFOLIO MANAGER - Zweig Advisors Inc.

SMALL CAP DIVISION

SMALL CAP SERIES
OBJECTIVE - Long-term capital appreciation.
INVESTMENTS - Investment primarily in equity securities of companies that, at the time of purchase, have a total market capitalization -- present market value per share multiplied by the total number of shares outstanding -- within the range of companies included in the Russell 2000 Growth Index.
PORTFOLIO MANAGER - Fred Alger Management, Inc.

EMERGING MARKETS DIVISION

EMERGING MARKETS SERIES
OBJECTIVE - Long-term growth of capital.
INVESTMENTS - Investment primarily in equity securities of companies that are considered to be in emerging market countries in the Pacific Basin, Latin America and elsewhere. Income is not an objective, and any production of cur-rent income is considered incidental to the objective of growth of capital. PORTFOLIO MANAGER - Putnam Investment Management, Inc.

MANAGED GLOBAL DIVISION

MANAGED GLOBAL SERIES
OBJECTIVE - Capital appreciation.
INVESTMENTS - Investment primarily in common stocks of both domestic and for-eign issuers.
PORTFOLIO MANAGER - Putnam Investment Management, Inc.

GROWTH OPPORTUNITIES DIVISION

GROWTH OPPORTUNITIES SERIES
OBJECTIVE - Capital appreciation.
INVESTMENTS - Investment primarily in equity securities of domestic companies emphasizing companies with market capitalizations of $1 billion or more. PORTFOLIO MANAGER - Montgomery Asset Management, LLC

DEVELOPING WORLD DIVISION

DEVELOPING WORLD SERIES
OBJECTIVE - Capital appreciation.
INVESTMENTS - Investment primarily in equity securities of companies in coun-tries having economies and markets generally considered to be emerging or de-veloping.
PORTFOLIO MANAGER - Montgomery Asset Management, LLC

LIMITED MATURITY BOND DIVISION

LIMITED MATURITY BOND SERIES
OBJECTIVE - Highest current income consistent with low risk to principal and liquidity. Also seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available with-out significant risk to principal.
INVESTMENTS - Investment primarily in a diversified portfolio of limited matu-rity debt securities. No individual security will at the time of purchase have a remaining maturity longer than seven years and the dollar-weighted average maturity of the Series will not exceed five years.
PORTFOLIO MANAGER - ING Investment Management, LLC

LIQUID ASSET DIVISION

LIQUID ASSET SERIES
OBJECTIVE - High level of current income consistent with the preservation of capital and liquidity.
INVESTMENTS - Obligations of the U.S. Government and its agencies and instru-mentalities; bank obligations; commercial paper and short-term corporate debt securities.
TERM - All issues maturing in less than one year.
PORTFOLIO MANAGER - ING Investment Management, LLC

The following Divisions invest currently in designated Series of the ESS Trust. After Trust Consolidation, they will invest in designated Series of the GCG Trust.

OTC DIVISION (At the time of Trust Consolidation, the OTC Division will be re-named the Mid-Cap Growth Division and it will then invest in the Mid-Cap Growth Series of the GCG Trust.)

OTC PORTFOLIO
OBJECTIVE - Long-term growth of capital.
INVESTMENTS - Investment primarily in securities of companies that are traded principally on the over-the-counter (OTC) market.
PORTFOLIO MANAGER - Massachusetts Financial Services Company

After Trust Consolidation:

   MID-CAP GROWTH DIVISION

   MID-CAP GROWTH SERIES OF THE GCG TRUST
   OBJECTIVE - Long-term growth of capital.
   INVESTMENTS - Investment primarily in equity securities with medium market capitalization.
   PORTFOLIO MANAGER - Massachusetts Financial Services Company

RESEARCH DIVISION

RESEARCH PORTFOLIO
OBJECTIVE - Long term growth of capital and future income.

INVESTMENTS - Investment primarily in common stocks or securities convertible into common stocks of companies believed to possess better than average pros-pects for long-term growth.
PORTFOLIO MANAGER - Massachusetts Financial Services Company

After Trust Consolidation:

   RESEARCH DIVISION

   RESEARCH SERIES OF THE GCG TRUST
   OBJECTIVE - Long-term growth of capital and future income.
   INVESTMENTS - Investment primarily in common stocks or securities convert-ible into common stocks of companies believed to possess better than aver-age prospects for long-term growth.
   PORTFOLIO MANAGER - Massachusetts Financial Services Company

TOTAL RETURN DIVISION

TOTAL RETURN PORTFOLIO
OBJECTIVE - Above-average income consistent with prudent employment of capi-tal.
INVESTMENTS - Investment primarily in equity securities.
PORTFOLIO MANAGER - Massachusetts Financial Services Company

After Trust Consolidation:

   TOTAL RETURN DIVISION

   TOTAL RETURN SERIES OF THE GCG TRUST
   OBJECTIVE - Above-average income consistent with prudent employment of cap-ital.
   INVESTMENTS - Investment primarily in equity securities.
   PORTFOLIO MANAGER - Massachusetts Financial Services Company

GROWTH & INCOME DIVISION

GROWTH & INCOME PORTFOLIO
OBJECTIVE - Long-term total return.
INVESTMENTS - Investment primarily in equity and debt securities, focusing on small- and mid-cap companies that offer potential appreciation, current in-come, or both.
PORTFOLIO MANAGER - Robertson, Stephens & Company Investment Management, L.P.

After Trust Consolidation:

   GROWTH & INCOME DIVISION

   GROWTH & INCOME SERIES OF THE GCG TRUST
   OBJECTIVE - Long-term total return.
   INVESTMENTS - Investment primarily in equity and debt securities, focusing on small- and mid-cap companies that offer potential appreciation, current income, or both.
   PORTFOLIO MANAGER - Robertson, Stephens & Company Investment Management,
   L.P.

VALUE + GROWTH DIVISION

VALUE + GROWTH PORTFOLIO
OBJECTIVE - Capital appreciation.
INVESTMENTS - Investment primarily in mid-cap growth companies with favorable relationships between price/earnings ratios and growth rates. Mid-cap compa-nies are those with market capitalizations ranging from $750 million to ap-proximately $2 billion.
PORTFOLIO MANAGER - Robertson, Stephens & Company Investment Management, L.P.

After Trust Consolidation:

   VALUE + GROWTH DIVISION

   VALUE + GROWTH SERIES OF THE GCG TRUST
   OBJECTIVE - Capital appreciation.
   INVESTMENTS - Investment primarily in mid-cap growth companies with favora-ble relationships between price/earnings ratios and growth rates. Mid-cap companies are those with market capitalizations ranging from $750 million to approximately $2.0 billion.
   PORTFOLIO MANAGER - Robertson, Stephens & Company Investment Management,
   L.P.

GLOBAL FIXED INCOME DIVISION

INTERNATIONAL FIXED INCOME PORTFOLIO
OBJECTIVE - High total return.
INVESTMENTS - Investment in both domestic and foreign debt securities and re-lated foreign currency transactions. The total return will be sought through a combination of current income, capital gains and gains in currency positions. PORTFOLIO MANAGER - Baring International Investment Limited

After Trust Consolidation:

   GLOBAL FIXED INCOME DIVISION

   GLOBAL FIXED INCOME SERIES OF THE GCG TRUST
   OBJECTIVE - High total return.
   INVESTMENTS - Investment in both domestic and foreign debt securities and related foreign currency transactions. The total return will be sought through a combination of current income, capital gains and gains in cur-rency positions.
   PORTFOLIO MANAGER - Baring International Investment Limited

The following Divisions invest in designated Series of the PIMCO Trust.

HIGH YIELD BOND DIVISION

PIMCO HIGH YIELD BOND PORTFOLIO

OBJECTIVE - Maximize total return.
INVESTMENTS - Invests in at least 65% of its assets in a diversified portfolio of junk bonds rated at least B by Moody's Investor Services, Inc. or Standard & Poor's Rating Services, a Division of the McGraw Hill Cos., Inc., or, if unrated, determined by the Adviser to be of comparable quality.
PORTFOLIO MANAGER - PIMCO

STOCKSPLUS GROWTH AND INCOME DIVISION

PIMCO STOCKSPLUS GROWTH AND INCOME PORTFOLIO
OBJECTIVE - Total return that exceeds the total return of the S&P 500. INVESTMENTS - Invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy to attempt to equal or exceed the performance of the S&P 500.
PORTFOLIO MANAGER - PIMCO

CHANGES WITHIN ACCOUNT A
We may from time to time make additional divisions available to You. These di-visions will invest in investment portfolios We find suitable for the Poli-cies. We also have the right to eliminate investment divisions from Account A, to combine two or more divisions, or to substitute a new portfolio for the portfolio in which a division invests. A substitution may become necessary if, in Our judgment, a portfolio no longer suits the purposes of the Policies. This may happen due to a change in laws or regulations, or a change in a port-folio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. We would get any required approval from the insurance department of Our state of domicile be-fore making such a substitution. Where applicable, this approval process is on file with the insurance department of the jurisdiction in which the Policy is delivered. We would also get any required approval from the SEC and any other required approvals before making such a substitution.

We reserve the right to transfer assets of Account A, which We determine to be associated with the class of Policies to which Your Policy belongs, to another account. We will notify You as soon as practicable of any proposed changes.

When permitted by law, We reserve the right to:

(1) deregister Account A under the 1940 Act;

(2) operate Account A as a management company under the 1940 Act;

(3) restrict or eliminate any voting rights as to Account A; and

(4) combine Account A with other accounts.

THE FIXED ACCOUNT
The Fixed Account is part of the Golden American general account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act"), and neither the Fixed Account nor the general account has been registered under the 1940 Act. Thus, neither the Fixed Account nor the general account, nor any interest therein, is subject to regulation under the provi-sions of the 1933 Act or the 1940 Act. Accordingly, the Securities and Ex-change Commission has not passed on the disclosure in this prospectus relating to the Fixed Account. Disclosures contained herein with respect to the Fixed Account and the general account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of information. The Fixed Account may not be available in all states.

The general account contains all of the assets of Golden American other than those in certain separate accounts we establish (including Account A). Golden American has sole discretion to invest the assets of the general account, sub-ject to applicable law. Allocation of any amounts to the Fixed Account does not entitle You to share directly in the performance of those assets. Assets supporting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customers, owners, and other creditors.

FACTS ABOUT THE POLICY


WHO MAY BE COVERED BY A POLICY
We can issue a single life policy for Insureds age 75 or under, or a survivor-ship policy if both Insureds are age 75 or under. Under survivorship, at least one Insured must be age 20 or older. We will take under consideration applica-tions for Insured(s) up to age 80. We use the Insured's age on the Insured's birthday nearest the Policy Date. The Insureds must also meet Our underwriting requirements for acceptance of both initial and unplanned premium payments. Each Insured will be assigned to an underwriting class according to the method of underwriting We use, the smoking status of the Insured(s) and the classifi-cation of the mortality risk of the Insured(s). The classification can be standard, preferred or special.

We use two methods of underwriting:

(1) non-medical underwriting, based mainly on Your answers in the application or enrollment form; and

(2) medical underwriting, based on additional medical information which may include a physical examination.

The underwriting classes combined with the age, sex, and smoking status of the Insured(s) determine the mortality rates We will use in calculating mortality cost deductions, Net Single Premium Factors and Guarantee Periods.

APPLYING FOR A POLICY
 To purchase a Policy You must complete an application or enrollment form and pay an initial premium. Any money submitted prior to a policy being issued will be applied to our general account. At issue, the initial premium will be allocated to the Liquid Asset Division.

DEATH BENEFIT OPTIONS
All Policies are purchased with the Option I Death Benefit. After the first Policy Anniversary, You may change the death benefit option under Your Policy and thereafter, You may change back and forth between the two, subject to our rules at the time You request the change but no more frequently than once ev-ery three Policy Years. See Insurance Benefits, Changing the Death Benefit Op-tion. A table of illustrative premiums for a specified face amount is shown below. This table shows actual premiums that will be paid for $250,000 of cov-erage at each issue age for males and females. We may accept lower premium payments in the case of Genesis I.

The Option I Death Benefit provides a death benefit that is the greater of (i) the Face Amount and (ii) the Variable Insurance Amount. The Option II Death Benefit provides a death benefit that is the greater of (i) the Face Amount plus the Option II Death Benefit Adjustment, and (ii) the Variable Insurance Amount. See Insurance Benefits, Death Benefit Proceeds.

PREMIUM PAYMENTS
You purchase an initial death benefit, which is the Face Amount under the Op-tion I Death Benefit with an initial premium payment. The minimum initial Gen-esis I premium is $25,000 ($15,000 if under a 1035 exchange, see Federal In-come Tax Considerations, Code Section 1035 Exchanges). The minimum planned an-nual premium under Genesis Flex will never be more than $5,000.

We may refuse a premium payment if such payment would cause the Net Amount at Risk under the Policy to exceed $2,500,000.

For certain group or sponsored arrangements, We may reduce the minimum premium requirements. We may offer planned premium payment periods of durations other than 10 years. Such durations would cause the illustrative premiums for a specified face amount as shown below to change. We may also reduce the charges in a Policy where the initial or total premium payments exceed amounts We specify in our published rules. However, any reductions will reflect differ-ences in costs or services and will not discriminate unfairly against any per-son.

                                   GENESIS I
         TABLE OF ILLUSTRATIVE PREMIUMS WITH A FACE AMOUNT OF $250,000
                            SINGLE LIFE, NON-SMOKER

                PREMIUM
   ISSUE   -----------------
    AGE      MALE    FEMALE
   -----   -------- --------
    50     $ 95,484 $ 84,669
    60      128,696  114,574
    70      165,233  151,151

                           SURVIVORSHIP, NON-SMOKERS

    ISSUE AGE
   -----------
   MALE FEMALE   PREMIUM
   ---- ------   -------
   55     45   $ 63,990
   60     55     86,763
   70     65    120,989

                                 GENESIS FLEX
     TABLE OF ILLUSTRATIVE PLANNED PREMIUMS WITH A FACE AMOUNT OF $250,000
                            SINGLE LIFE, NON-SMOKER

               PREMIUM
   ISSUE   ---------------
    AGE     MALE   FEMALE
   -----   ------- -------
    50     $11,623 $10,255
    60      16,354  14,212
    70      23,632  20,170

                           SURVIVORSHIP, NON-SMOKERS

    ISSUE AGE
   -----------
   MALE FEMALE  PREMIUM
   ---- ------  -------
   55     45   $ 7,594
   60     55    10,319
   70     65    14,615

LIFE INSURANCE PREMIUM PAYMENT TEST (GENESIS FLEX)
 Genesis Flex is designed to comply with the Life Insurance Premium Payment Test. As such, certain distributions under a policy, such as loans, should receive favorable tax treatment afforded life insurance policies under Fed-eral tax law.

MODIFIED ENDOWMENT CONTRACTS (GENESIS I)
 Genesis I is generally a "modified endowment contract." As such, the amount of certain distributions made during the Insured's lifetime, such as policy loans, partial withdrawals or surrenders, will be includible in Your gross income to the extent of any income in the Policy ("income-first basis"), and a 10% penalty tax may be imposed on such income distributed before You attain age 59 1/2.

 For more information on "modified endowment contracts," and the Life Insur-ance Premium Payment Test, see Federal Income Tax Considerations, Modified Endowment Contracts.

MAKING ADDITIONAL PREMIUM PAYMENTS

PLANNED PREMIUMS (GENESIS FLEX ONLY)
 Premium payments can be made on a planned basis during the first ten Policy Years following issue of the Policy or increase in Face Amount subject to Our minimum premium requirements. Subject to Our rules, We may offer planned pre-mium payment periods of other than 10 years. We will send reminder notices for planned premiums that are not paid as part of an automatic withdrawal program. Any change in the amount, period and frequency of planned premiums will be subject to Our rules at the time of the request. Any premium received more than 30 days after a planned premium payment date will be treated as an unplanned premium. In addition, any premium received above the planned pre-mium will also be treated as an unplanned premium.

UNPLANNED PREMIUMS
 Unplanned premiums can be made while coverage is in effect provided the In-sured is age 80 or under. Under survivorship policies, both Insureds must be alive and also age 80 or under. Subject to Our rules, the minimum unplanned premium is $5,000 under a Genesis I Policy and $500 under a Genesis Flex Pol-icy. Evidence of insurability based on Our underwriting rules may be required if the unplanned premium would cause the death benefit to increase. Unless otherwise specified, if there is any Debt, any unplanned premium will be used as a loan repayment with any excess applied as an additional premium payment.

GENERAL
 On the date We receive and accept Your additional premium payment:

 (1) The Variable Insurance Amount will increase. See Insurance Benefits, Variable Insurance Amount.

 (2) The Investment Value will increase. See Facts About the Policy, Invest-ment Value in Each Division.

 (3) The Tabular Value will increase. See Facts About the Policy, Tabular Val-ue.

 On the Processing Date on or next following the date We receive and accept the additional premium payment, the guaranteed benefits will increase as fol-lows:

 (1) If the Guarantee Period prior to such premium payment ends before the Ma-turity Date, the Tabular Value as of the Processing Date will be used to calculate a new Guarantee Period subject to any maximum Guarantee Period shown in the Policy Schedule. Any part in excess of the amount required to increase the Guarantee Period to the Maturity Date will be applied as indicated in (2).

 (2) If the Guarantee Period ends on the Maturity Date, the Tabular Value or the excess from (1) will be applied as a net single premium for life to increase the Face Amount.

 (3) The Guarantee Period ends on the earlier of the date determined above and any maximum shown in the Policy schedule.

ALLOCATION OF PREMIUM PAYMENTS
Prior to the end of the Free Look Period, Your initial premium is allocated to the Liquid Asset Division.

At the end of the Free Look Period, Your Investment Value will be allocated to the divisions according to Your instructions. However, if we receive written instructions with your initial premium to allocate all or a portion of such premium to the Fixed Account, we will do so even prior to the end of the Free Look Period.

ADDITIONAL PREMIUM ALLOCATION
 Any additional premiums are allocated to the Liquid Asset Division until ac-cepted according to Our rules. Unless You specify otherwise, additional pre-mium payments will be allocated among the divisions of Account A and the Fixed Account in proportion to the Investment Value in each division of Ac-count A and the Fixed Account on the date the premium is considered to be ac-cepted. If there is no Investment Value attributable to Account A, the addi-tional premium payments will be allocated to the Fixed Account.

YOUR RIGHT TO REALLOCATE
You may reallocate Your Investment Value among the divisions of Account A and the Fixed Account at the end of the free look period. We currently do not as-sess a charge for allocation changes. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Policy year. We require that each reallocation of your Investment Value equal at least $250 or, if less, your entire Investment Value within a divi-sion or the Fixed Account. We reserve the right to limit, upon notice, the maximum number of reallocations you may make within a contract year. In addi-tion, we reserve the right to defer the reallocation privilege at any time we are unable to purchase or redeem shares of the Trusts. We also reserve the right to modify or terminate your right to reallocate your Investment Value at any time in accordance with applicable law. When a reallocation is made, we redeem shares of the Series underlying the divisions you are transferring from at their net asset Value. Reallocations from the Fixed Account are subject to the restrictions below. See Transfers from the Fixed Account. To make a real-location change, you must provide us with satisfactory notice at our Customer Service Center.

We reserve the right to limit the number of reallocations of Your Investment Value among the divisions and the Fixed Account or refuse any reallocation re-quest if we believe that: (a) excessive trading by you or a specific realloca-tion request may have a detrimental effect on unit Values or the share prices of the underlying Series; or (b) we are informed by a Trust that the purchase or redemption of shares is to be restricted because of excessive trading or a specific reallocation or group of reallocations is deemed to have a detrimen-tal effect on share prices of the respective Trust.

Where permitted by law, we may accept your authorization of third party real-location on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We will notify you of any such suspension or cancella-tion. We may restrict the divisions that will be available to you for reallocations of premiums during any period in which you authorize such third party to act on your behalf. We will give you prior notification of any such restrictions. However, we will not enforce such restrictions if we are pro-vided evidence satisfactory to us that: (a) such third party has been ap-pointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

TRANSFERS FROM THE FIXED ACCOUNT
Any allocation of premium or transfer of Investment Value to the Fixed Account is considered a separate Fixed Account allocation. Transfers from an alloca-tion of the Fixed Account are currently permitted once a year on or within 30 days of the Expiry Date of the Guaranteed Interest Rate. The maximum amount which may be transferred out of such an allocation each year is currently the greater of: (a) 33% of the amount of such allocation, or (b) $2,000. If we re-ceive your transfer request up to 30 days before the Expiry Date, the transfer will be made on the Expiry Date. If we receive your request on or within 30 days after the Expiry Date, the transfer will be made at the end of the valua-tion period in which a satisfactory transfer request is received at our Serv-ice Center. The minimum transfer amount is $250 or the entire remaining amount of the allocation on the transfer date, whichever is less. Unless You specify otherwise, We will transfer amounts from allocations within the Fixed Account from the fixed allocations closest to their respective Rate Expiry Date. These rules are subject to change in the future.

We reserve the right to establish an interest rate for transfers to the Fixed Account that may differ from the rate that we establish for allocations of planned and unplanned premiums to the Fixed Account. We also reserve the right to reduce the amount otherwise available for transfer from the Fixed Account by any amounts that have been previously withdrawn from the Fixed Account.

DOLLAR COST AVERAGING
If You have at least $10,000 of Investment Value in the Fixed Account, the Limited Maturity Bond Division or the Liquid Asset Division, You may choose to have a specified dollar amount transferred to other divisions in Account A on a monthly basis. The main objective of dollar cost averaging is to attempt to shield Your investment from short-term price fluctuations. Since the same dol-lar amount is transferred to other divisions of Account A each month, more units are purchased in a division if the value per unit is low and less units are purchased if the value per unit is high.

A lower average value per unit thus may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets. See Facts About the Policy, Measurement of Investment Experience, Index of In-vestment Experience and Unit Value.

Dollar cost averaging may be elected at the time the application or enrollment form is completed or at a later date. The minimum amount that may be trans-ferred each month is $250. The maximum amount which may be transferred is equal to the Investment Value in the Fixed Account, the Limited Maturity Bond Division or the Liquid Asset Division divided by 12. Under this program, transfers will commence on the later of 20 days after the Issue Date and the end of the Free Look Period.

The transfer date will be the same calendar day each month as the Policy Date. The dollar amount will be allocated to the divisions in which You are invested in proportion to Your Investment Value in each division unless you specify otherwise. If, on any transfer date, the Investment Value in the specified di-vision or Fixed Account is equal to or less than the amount You have elected to have transferred, the entire amount will be transferred and the program will end. You may change the transfer amount once each Policy Year, or cancel this program by sending satisfactory notice to Our Customer Service Center at least seven days before the next transfer date. Any transfers under this pro-gram will not be included in determining if the excess allocation charge will apply.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE
When a distribution is made from an investment portfolio supporting a division of Account A in which reInvestment is not available, We will allocate the dis-tribution, unless You specify otherwise, to the Specially Designated Division.

Such a distribution can occur when (a) an investment portfolio matures, or (b) a distribution from a portfolio cannot be reinvested in the portfolio due to the unavailability of securities for acquisition. When an investment portfolio matures, We will notify You 30 days in advance of that date. To elect an allo-cation to other than the Specially Designated Division, You must provide sat-isfactory notice to Us at least seven days prior to the date the portfolio ma-tures. Such allocations are not counted as an allocation change of the Invest-ment Value for purposes of the number of free allocation changes permitted. When a distribution from a portfolio cannot be reinvested in the portfolio due to the unavailability of securities for acquisition, We will notify You promptly after the allocation has occurred. If within 30 days You allocate the Investment Value from the Specially Designated Division to other divisions of Your choice, such allocations will not be included in determining if the ex-cess allocation charge will apply.

YOUR INVESTMENT VALUE
Your Investment Value is the amount available for investment at any time. Prior to the Investment Date, the Investment Value is zero. On the Investment Date, the Investment Value is equal to the premium paid less any charges de-ducted on such date. We adjust Your Investment Value daily to reflect its In-vestment Results. See Facts About the Policy, Measurement of Investment Expe-rience.

You may choose up to sixteen divisions and the Fixed Account to allocate Your Investment Value among in any way You choose, subject to any restrictions. See Facts About the Policy, Allocation of Premium Payments.

INVESTMENT VALUE IN EACH DIVISION OF ACCOUNT A
On each Valuation Date, the amount of Investment Value in each division of Ac-count A will be calculated as follows:

(1) We take the amount of Investment Value in the division at the end of the preceding Valuation Period.

(2) We multiply (1) by the division's net rate of return for the current Valu-ation Period.

(3) We add (1) and (2) together.

(4) We add to (3) any additional premium payments allocated to the division during the current Valuation Period.

(5) We add or subtract reallocations to or from the division during the cur-rent Valuation Period.

(6) We subtract from (5) any partial withdrawal and any associated charges al-located to the division during the current Valuation Period.

(7) We add to (6) any loan repayments or loan interest payments received and subtract any loans which are allocated to the division during the current Valuation Period.

(8) If the Policy Anniversary occurs during the current Valuation Period, We add to (7) the amount allocated to the division for any general account loan interest credit.

(9) If a Processing Date occurs during the current Valuation Period, We sub-tract from (8) the amounts allocated to the applicable division for de-ferred loading, insurance based charges and transaction and other charges. If the Processing Date is also the Policy Anniversary, any loan interest charge will be deducted from the Investment Value. See Charges and Deduc-tions. Amounts in (8) and (9) will be allocated to each division in the proportion that (7) bears to the Investment Value.

(10) If the charges in (9) exceed the amount in (8), We will first calculate the Cash Surrender Value to determine the amount of any overdue charges and then set the amount of Investment Value in each division and the Fixed Account to zero.

TABULAR VALUE
Prior to the Investment Date, the Tabular Value is zero. The Tabular Value on the Investment Date equals the Investment Value on that date. Thereafter, the Tabular Value is calculated in the same manner as the Cash Surrender Value ex-cept that: (i) the mortality cost will be based on rates no greater than the guaranteed maximum cost of insurance rates; (ii) currently other charges are not reflected in Our computations; and (iii) the net rate of return will be based on the interest rate used in Our computations, which is currently 4% per year. The Tabular Value calculations do not reflect loans, repayments, or loan interest payments. The Variable Insurance Amount used in computing the Tabular Value is calculated in the same manner as described under Insurance Benefits, except that Tabular Value replaces the Investment Value plus Debt.

MEASUREMENT OF INVESTMENT EXPERIENCE

INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE
 The investment experience of Account A is determined on each Valuation Date. We use an index to measure changes in experience during a Valuation Period. We set the index at $10 when the first investments in a division are made, except for the Growth Opportunity, Developing World, OTC, Research, Total Re-turn, Growth & Income, Value + Growth, and Global Fixed Income Divisions which started with indices of $10.97, $10.63, $14.64, $16.43, $13.76, $10.94,
 $11.99, and $12.24, respectively. The index for a current Valuation Period equals the index for the last Valuation Period multiplied by the experience factor for the current period.

 We may express the value of amounts allocated to Account A divisions in units. The index of investment experience is equal to the value of one unit. We determine the number of units for a given amount on a Valuation Date by dividing the dollar value of that amount by the index of investment experi-ence for that date.

HOW WE DETERMINE THE EXPERIENCE FACTOR
 For divisions of Account A, the experience factor reflects the Investment ex-perience of the portfolio in which the division invests as well as the charges assessed against the division for a Valuation Period. The factor is calculated as follows:

 (1) We take the net asset value of the portfolio in which a division invests as of the end of the current Valuation Period.

 (2) We add to (1) the amount of any dividend or capital gains distribution declared during the current Valuation Period for such portfolio and rein-vested in the portfolio. We subtract from that amount a charge for Our taxes, if any.

 (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

 (4) We subtract the daily mortality and expense risk charge. See Charges and Deductions, Deductions from Divisions of Account A, Mortality and Expense Risk Charge.

 (5) We subtract the daily asset based administrative charge. See Charges and Deductions, Deductions from Divisions of Account A, Asset Based Adminis-trative Charge.

 Calculations for divisions investing in mutual fund portfolios are made on a per share basis.

NET RATE OF RETURN FOR ACCOUNT A
 The net rate of return for an Account A division during a Valuation Period is the experience factor for that Valuation Period minus one. See Measurement of Investment Experience, Index of Investment Experience and Unit Value.

CHARGES AND DEDUCTIONS


The charges described below are deducted from Your Investment Value. With re-spect to any Investment Value attributable to the Fixed Account, charges will be deducted from each fixed allocation on a pro rata basis, unless specified otherwise by Us.

We deduct the charges described below to cover our costs and expenses, serv-ices provided and risks assumed under the Policy. We incur certain costs and expenses for the distribution and administration of the Policies and for pro-viding the benefits payable thereunder. Our administrative services include: processing applications for and issuing the Policies, processing premium pay-ment and allocations as required, maintaining records, administering planned payment programs and allocation programs, providing toll-free inquiry services and furnishing telephone transfer services. The benefits We provide include death benefits, withdrawals and surrender benefits, loan benefits and payout benefits. The risks We assume include the risk that Our costs in providing the services and benefits under the Policies will exceed our revenues from Policy charges (which cannot be changed by Us). The amount of a charge may not neces-sarily correspond to the costs associated with providing the services or bene-fits indicated by the designation of the charge or associated with a particu-lar Policy. For example, the sales load collected may not fully cover all of the sales and distribution expenses actually incurred by us. In the event that there are any profits from fees and charges deducted under the Policies, in-cluding but not limited to mortality and expense risks charges, such profits could be used to finance the distribution of the Policies.

DEDUCTIONS FOR DEFERRED LOADING

RECOVERY OF DEFERRED LOADING
 Although the sales load is chargeable to each premium payment when it is re-ceived, the amount of the deferred loading is deducted in equal installments on each Policy Anniversary over a six year period following receipt and ac-ceptance of each premium payment. It applies both to the initial and any ad-ditional premiums. The deferred loading applicable to each premium payment is 6.0% (a deduction of 1.0% of premium per year). We may lower or waive this load with respect to later premium payments made in connection with Genesis Flex.

 If You surrender the Policy, We will deduct the total amount of any unrecov-ered deferred loading from the amount We pay You. We also immediately recover a portion of the deferred loading applicable to an excess partial withdrawal. Collection of a portion of the deferred loading due to an excess partial withdrawal may shorten the period of recovery or the last installment amount may be reduced. See Your Policy's Benefits, Taking Partial Withdrawals.

 As a result of the deferred loading structure, a positive net rate of return will give a higher Cash Surrender Value and a negative net rate of return will give a lower Cash Surrender Value than would be the case had the de-ferred loading been deducted from Your premium.

DEDUCTIONS FOR INSURANCE BASED CHARGES

PREMIUM TAXES
 Your premium incurs a charge for premium or other state and local taxes.

 For Genesis I Policies We deduct a premium tax charge equal to 2.40% of pre-mium. Currently, the premium tax charge is deferred and will be deducted in equal annual installments over a six year period (a deduction of 0.40% per year). If You surrender Your Genesis I Policy, We will deduct the total amount of any unrecovered deferred premium tax charge from the amount We pay You. We reserve the right to change the amount of the premium tax charge for future premium payments to conform to changes in the average premium tax that We expect to pay.

 For Genesis Flex Policies, the amounts We deduct depend on the Insured's state of residence. These charges are expressed as a percentage of premium which can range from 2.0% to 4.0%. We reserve the right to change this per-centage for future premium payments to conform with changes in the law or if the Insured(s) changes state of residence. The charge is deducted from the Investment Value on the first quarterly Processing Date following receipt and acceptance of each premium payment. We deduct any charges for premium taxes incurred but not yet deducted from the amount We pay You if the Policy is surrendered. We return any premium taxes as part of the refund if the Policy is cancelled during the Free Look Period.

CORPORATE TAX CHARGE
 We currently do not but reserve the right to assess a corporate tax charge on premiums. The charge will be deducted from the Investment Value in equal in-stallments on each Policy Anniversary over a six year period following re-ceipt and acceptance of each premium payment. If You surrender the Policy, We will deduct the total amount of any corporate tax charge not yet deducted from the amount We pay You.

ISSUE CHARGES

PER POLICY CHARGE
 We charge $200 for Policies written on a single life basis and $300 for Poli-cies written on a survi-vorship basis. This charge is incurred on the Issue Date and deducted from the Investment Value on the first Policy Anniversary. This charge is cur-rently waived for the Genesis I Policy.

DEFERRED FACE AMOUNT CHARGE
 There is a charge assessed that is expressed per $1,000 of initial Face Amount and of any increases in Face Amount. It will vary based on the age and sex of the Insured (the younger Insured for survivorship policies) and on whether a Genesis I or Genesis Flex Policy is chosen. It will never exceed a maximum of $12 per $1,000 of Face Amount. This charge is incurred on the Is-sue Date or effective date of any increase in Face Amount and deducted from the Investment Value in equal installments on each Policy Anniversary over a six year period following the effective date of such increase in Face Amount. We deduct the total amount of any deferred face amount charge not yet de-ducted when determining the Cash Surrender Value payable if You surrender Your Policy.

MORTALITY CHARGES

MORTALITY COST
 The mortality cost is deducted from the Investment Value on each quarterly Processing Date and is calculated as follows:

 (1) We determine the Death Benefit as of the beginning of the Processing Pe-riod and adjust it with interest at the rate shown in the Policy to the middle of the Processing Period.

 (2) We subtract from (1) the Cash Surrender Value plus any Debt as of the be-ginning of the Processing Period, adjusted with interest to the end of the Processing Period. (This is the Net Amount at Risk).

 (3) We determine the current cost of insurance rate per $1,000 based on each Insured's sex, Issue Age, years since the Policy Date and underwriting class.

 (4) We multiply the Net Amount at Risk in (2) by (3) and then divide this re-sult by 1,000.

 During the Guarantee Period, in no event will the mortality cost be greater than the amount determined by substituting the Tabular Value for the Cash Surrender Value plus Debt in (2) above and the guaranteed maximum cost of in-surance rate per $1,000 for the current cost of insurance rate per $1,000 in
 (3) above. In addition, the Tabular Value will be substituted for the Option II Death Benefit Adjustment in calculating the Death Benefit in (1) above. See Insurance Benefits, Policy Guarantees.

MINIMUM DEATH BENEFIT GUARANTEE CHARGE
 We deduct an amount per $1,000 of Tabular Net Amount at Risk. The amount is based on the Attained Age of the Insured (the younger Insured for survivor-ship policies). The charge is deducted from the Investment Value on each quarterly Processing Date during the Guarantee Period. The quarterly charge will never exceed $0.15 per $1,000 of Face Amount per quarter.

 The guaranteed Death Benefit risks are related to potentially unfavorable In-vestment results. One risk is that the Policy's Cash Surrender Value cannot cover the charges due during the Guarantee Period. Another risk is that We may have to limit the deduction for mortality cost. See Mortality Cost, above.

DEDUCTIONS FOR TRANSACTION AND OTHER CHARGES

ANNUAL ADMINISTRATIVE CHARGE
 The annual administrative charge is incurred at the beginning of each Policy Year and deducted from the Investment Value at the end of each Policy Year on the Policy Anniversary. We deduct any annual administrative charge incurred but not yet deducted from the amount We pay You if the Policy is surrendered. If the Investment Value at the end of a policy Anniversary equals or exceeds $100,000 or the sum of the premiums paid equals or exceeds $100,000, the charge is zero. Otherwise, the amount deducted is $40 per Policy Year.

LOAN INTEREST CHARGE
 On each Policy Anniversary, We calculate the loan interest charge and deduct it from the Investment Value. This charge is 5.0% annually (accrued daily) of the outstanding loans. Between Policy Anniversaries, Your Cash Surrender Value will reflect the accrued charge.

EXCESS ALLOCATION CHARGE
 We allow unlimited allocation changes without charge but reserve the right to charge $25 for each allocation change in excess of twelve in a Policy Year. The charge is deducted in proportion to the amount being transferred from each division of Account A or the applicable allocation within the Fixed Ac-count. This charge is cost based and designed to cover Our administrative costs in processing excess allocation change.

PARTIAL WITHDRAWAL CHARGE
 If You take more than four partial withdrawals during a Policy Year, We may impose a charge of the lesser of $25 and 2.0% of the amount with-drawn for each additional partial withdrawal. The charge will be deducted in proportion to the Investment Value in each division or the applicable alloca-tion within the Fixed Account from which the partial withdrawal was taken. See Your Policy's Benefits, Taking Partial Withdrawals. This charge is cost based and is designed to cover Our administrative costs in processing each additional withdrawal.

DEDUCTIONS FROM DIVISIONS OF ACCOUNT A

ASSET BASED CHARGES

MORTALITY AND EXPENSE RISK CHARGE
 We will deduct a daily charge from the assets in each division of Account A to compensate Us for mortality and expense risks We assume under the Policy. The total daily charge is equal to 0.002477% (equivalent to an annual rate of 0.90%) of the assets in each division. Approximately 0.625% is allocated to the mortality risk and 0.275% is allocated to the expense risk. We will real-ize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies. We will use any gain for any lawful purpose including any shortfalls on distribution expenses.

 The mortality risk assumed is the risk that Insureds as a group will live for a shorter time than Our actuarial tables predict. As a result, We would be paying more in Death Benefits than We planned. The expense risk assumed is the risk that it will cost Us more to issue and administer the Policies than We expect.

ASSET BASED ADMINISTRATIVE CHARGE
 We charge each division of Account A with a daily asset based charge to cover a portion of the policy administration. The daily charge is at a rate of 0.000276% (equivalent to an annual rate of 0.10%) of the assets in each divi-sion.

TRUST EXPENSES
There are fees and expenses deducted from each Series. See Facts About Golden American, Account A and the Fixed Account, Account A Divisions. The investment performance of the Series and expenses and deductions of certain charges from the Trusts will affect Your Investment Value. Please read the Trusts' prospec-tuses for details.

YOUR POLICY'S BENEFITS

YOUR POLICY'S CASH SURRENDER VALUE
Your Policy's Cash Surrender Value fluctuates daily with the Investment Re-sults. With respect to premiums allocated to Account A, We do not guarantee any minimum Cash Surrender Value. On any date, the Cash Surrender Value is equal to the Investment Value less any deferred charges not yet deducted, plus any accrued general account loan interest credit and less any charges incurred and not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
 You can surrender Your Policy at any time while the Policy is in force. You will receive the Policy's Cash Surrender Value. The surrender will be effec-tive on the date Your written request and the Policy are sent to Us. We will determine the Cash Surrender Value when We receive the written request and the Policy at Our Customer Service Center. You may elect to have this amount paid in a single payment or applied under one or more Income Plans. See Choosing An Income Plan.

 For information on the tax treatment on surrender of a Policy, including Pol-icies that are "modified endowment contracts," see Federal Income Tax Consid-erations.

POLICY LOANS
After the Free Look Period, You may use Your Policy as collateral to borrow funds from Us, by sending in a written request in a form satisfactory to Us. The minimum loan We will make is $500. The maximum amount You can borrow at any time is the difference between the loan value (90% of the Policy's Cash Surrender Value plus the Debt) and the Debt (the outstanding loan plus accrued interest). Unless specified otherwise, the amount of the loan will be taken from the Investment Value in proportion to the amount of Investment Value in each division in which You are invested.

We calculate Your new loan to equal any Debt plus the current amount You bor-row. Certain states may not permit Us to impose a minimum on the amounts You can borrow or repay. The minimum and maximum amounts will be shown in Your Policy.

You may repay all or part of the loan any time while the Policy is in force. Each repayment must be at least $500 or the amount of the Debt, if less. Un-less otherwise specified, loan repayments will be allocated in proportion to the amount of Investment Value in each division.

For Genesis I Policies, there may be a 10% penalty tax on loans. For informa-tion on the tax treatment of loans from policies that are "modified endowment contracts," see Federal Income Tax Considerations, Modified Endowment Con-tracts, Penalty Tax.

INTEREST
 While a policy loan is outstanding, We will charge interest at 5.0% annually. See Charges and Deductions, Transaction and Other Charges, Loan Interest Charge. Interest accrues each day and payments are due at the end of each Policy Year. If You do not pay the interest when due, We add it to Your loan. Generally, interest paid on a policy loan is not tax-deductible. See Federal Income Tax Considerations, Loans. The sum of outstanding loans plus accrued interest is called Debt.

 If on any Valuation Date there is Debt outstanding and the Cash Surrender Value is negative, We will terminate the Policy 31 days after We send You an overloan notice. We will notify You and anyone who holds the Policy as col-lateral at their last known address. To avoid termination, You must pay Us at least the minimum repayment amount, listed in the notice before the 31 day period ends.

LOAN INTEREST CREDIT
 When You take a loan, We transfer an amount equal to the amount You borrowed out of Your divisions and hold it as collateral in Our general account. We will credit interest to portions of the collateral amount at a rate of 4% per annum (and, on a current basis, 5% for "Preferred Loans"). Any loan interest credit will be added to the Investment Value on each Policy Anniversary. Be-tween Policy Anniversaries, Your Cash Surrender Value will reflect the ac-crued credit.

 With respect to Genesis I Policies, loans where the amount of the collateral is equal to the Investment Value less the total of all premium payments under the Policy and the initial loan being carried over on a 1035 Exchange are considered "Preferred Loans." With respect to Genesis Flex Policies, all new loans taken after the later of attained age 60 or the tenth Policy Anniver-sary are considered "Preferred Loans."

EFFECT ON DEATH BENEFIT AND CASH SURRENDER VALUE
 Whether or not You repay a policy loan, taking a loan will have a permanent effect on Your Cash Surrender Value and may have a permanent effect on Your death benefit. This is because the collateral for Your loan does not partici-pate in the Investment Results while the loan is outstanding. If the amount credited to the collateral is more than Investment Results, the Cash Surren-der Value will be higher, as may be the death benefit. Conversely, if the amount credited is less, the Cash Surrender Value will be lower as may be the death benefit.

TAKING PARTIAL WITHDRAWALS
After the Free Look Period, You may take partial withdrawals from the Invest-ment Value. Under Policies purchased in connection with a 1035 Exchange, par-tial withdrawals may not be permitted during the first seven Policy Years.

Unless You specify otherwise, the amount of the withdrawal will be taken in proportion to the Investment Value in each division in which You are invested. Partial withdrawals may not be repaid and in no event may a partial withdrawal be greater than 90% of the Investment Value less any applicable unrecovered deferred loading.

You may take a partial withdrawal four times per Policy Year without charge. Your request for a partial withdrawal must be in a written form satisfactory to Us. The effective date of a partial withdrawal will be the date We receive Your written request at Our Customer Service Center. If You take more than four partial withdrawals in a Policy Year, We may impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each additional partial withdrawal.

The minimum partial withdrawal amount is $1,000 and the maximum amount of all partial withdrawals that may be withdrawn during a Policy Year without accel-erating recovery of the deferred loading is 15% of the Investment Value. See Accelerated Recovery of Deferred Charges, below. The maximum amount You may withdraw is further limited by the minimum Face Amount and Guarantee Period requirements of the Policy. See Effect of a Partial Withdrawal on Guaranteed Benefits, below.

ACCELERATED RECOVERY OF DEFERRED CHARGES
 An excess partial withdrawal is the amount by which the sum of all partial withdrawals taken during a Policy Year plus the current partial withdrawal exceed 15% of the Investment Value on the date of the withdrawal. An excess partial withdrawal will be considered a partial surrender of the Policy and We will recover a pro rata portion of the unrecovered deferred charges. Such amount will be deducted in proportion to the Investment Value in each divi-sion or the Fixed Account from which the excess partial withdrawal was taken.

 Collection of a portion of the deferred loading for an excess partial with-drawal may shorten the period during which the deferred loading is recovered, or the last installment amount may be reduced. For example, the following Genesis I example assumes a $100,000 initial premium (with deferred loading of $6,000 recovered at the rate of $1,000 per Policy Year for six years and premium taxes of $2,400 recovered at the rate of $400 per Policy Year for six years), an Investment Value of $120,000 and unrecovered deferred charges in the amount of $4,200 at the beginning of the fourth Policy Year.

 If a partial withdrawal of $30,000 were taken, $18,000 of this amount could be taken without accelerating recovery of the deferred loading ($120,000 X .15). The amount of deferred loading to be deducted immediately due to the excess withdrawal amount would be determined by first calculating the per-centage of the Investment Value by which the withdrawal is in excess of the maximum (($30,000 - $18,000) / $120,000). Then this percentage is applied to the current amount of the unrecovered deferred loading ($4,200 X .10 = $420) to determine the amount of unrecovered deferred loading to be deducted from the Investment Value as of the date of the withdrawal.

 If the Policy were surrendered following the partial withdrawal, the unrecov-ered deferred loading deducted from the Investment Value would be $3,780 ($4,200 - $420). If instead, the Policy were surrendered at the beginning of the sixth Policy Year assuming no additional payments or further partial withdrawals, the unrecovered deferred loading deducted upon surrender would be $980 ($1,400 - $420).

PARTIAL WITHDRAWALS IN GENERAL
 We will send You a notice of how Your Policy benefits are affected by a par-tial withdrawal. A partial withdrawal made before the taxpayer reaches age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. FOR INFORMATION ON THE TAX TREATMENT OF PARTIAL WITHDRAWALS, IN-CLUDING THE TREATMENT FOR POLICIES THAT ARE MODIFIED ENDOWMENT CONTRACTS, SEE FEDERAL INCOME TAX CONSIDERATIONS.

EFFECT OF A PARTIAL WITHDRAWAL ON THE INVESTMENT VALUE AND DEATH BENEFIT
 As of the effective date of a partial withdrawal:

 (1) The Investment Value of the Policy is reduced by the partial withdrawal and any associated charges.

 (2) Unless You specify otherwise, the reduction in Investment Value will be taken in proportion to the Investment Value in each division in which You are invested as of the effective date of the partial withdrawal. If there is insufficient Investment Value in the divisions, the remaining reduc-tion will be deducted from Your allocations to the Fixed Account.

 (3) Any amounts paid in accordance with the suicide provision of the Policy will be reduced by the amount of any partial withdrawals and any associ-ated charges.

 (4) The Variable Insurance Amount will reflect the partial withdrawal and any associated charges.

   As of the Processing Date on or next following the effective date of a partial withdrawal the guaranteed benefits may decrease. See Effect of a Partial Withdrawal on Guaranteed Benefits, below. If the Death Benefit be-comes payable before the Processing Date on or next following the effec-tive date of a partial withdrawal, We will deduct the amount of the par-tial withdrawal from the Death Benefit proceeds payable, if the Death Ben-efit is determined to be the Face Amount.

EFFECT OF A PARTIAL WITHDRAWAL ON GUARANTEED BENEFITS
 A partial withdrawal may affect the guaranteed Benefits under the Policy. The change, if any, in the Face Amount and Guarantee Period as of the Processing Date on or next following the effective date of a partial withdrawal will be calculated as follows:

 (1) Prior to effecting the partial withdrawal, We calculate the Death Benefit as of the date of the partial withdrawal.

 (2) We subtract from (1) the amount of the partial withdrawal and any associ-ated charges.

 (3) If the amount determined in (2) is less than the Face Amount, We reduce the Face Amount to the amount determined in (2).

   Decreases in the Face Amount could result in the Policy becoming a "modi-fied endowment contract." See Federal Income Tax Considerations, Modified Endowment Contracts.

 (4) The Tabular Value as of such Processing Date and the Face Amount will be used to calculate a new Guarantee Period. The Guarantee Period ends on the earlier of the date so determined and any maximum shown in the Poli-cy. In no event will We allow a partial withdrawal that will reduce the Guarantee Period below the minimum shown in the Policy or reduce the Face Amount below the amount We would then allow.

YOUR RIGHT TO CANCEL OR EXCHANGE YOUR POLICY

CANCELLING YOUR POLICY
 You may cancel Your Policy within the Free Look Period and We will refund any premiums paid without interest. Generally under a Genesis I Policy, this pe-riod ends 10 days from the date You receive the Policy. For purposes of ad-ministering Our allocation rules, We deem this period as ending 15 days after a Policy is mailed from Our Customer Service Center. Some states may require a longer Free Look Period.

 Under a Genesis Flex Policy, the Free Look Period generally ends on the lat-est of (i) 10 days after You receive Your Policy, (ii) 45 days from the date You complete part I of the application or enrollment form, or (iii) 10 days from the mailing of the notice of cancellation right.

 If You cancel the Policy, We will require that You wait six months before ap-plying to Us again.

EXCHANGING YOUR POLICY
 During the first 24 months after the Issue Date, You may convert the Policy so that Your benefits do not vary based on the Net Rate of Return. In effect, We make this option available to You by permitting You to reallocate all of the Policy's Investment Value to Our general account. At the time of such election, there will be no effect on the Policy's Face Amount, Net Amount at Risk, underwriting class(es), or Issue Age(s). We will not ask for evidence of insurability.

 This right of conversion will also be offered at any time there is a change in the investment adviser of any portfolio or if there is a material change in the investment objectives or restrictions of any portfolio in which the divisions invest. We will notify You if there is any such change. You will be able to convert Your Policy within 60 days after Our notice or the effective date of the change, whichever is later.

INSURANCE BENEFITS

DEATH BENEFIT PROCEEDS
We will pay the death benefit proceeds to the beneficiary when We receive due proof of the death (such as an official death certificate) of the Insured un-der a single life policy, or both Insureds under a survivorship policy, and all other requirements.

Death benefit proceeds are determined on the date of death of the Insured(s) as follows:

(1) We determine the death benefit.

(2) We subtract from (1) any Debt.

(3) If the Insured(s) dies during a grace period We subtract from (2) the sum of any overdue charges and any charges incurred to the date of death. See When Your Guarantee Period Ends Before the Maturity Date, Grace Period.

OPTION I DEATH BENEFIT
 If the Option I Death Benefit is in effect on the date of death, the Death Benefit is the greater of:

 (1) the Face Amount as of the prior Processing Date; and

 (2) the Variable Insurance Amount as of the date of death.

 If at the time the death benefit proceeds become payable, an additional pre-mium payment has been accepted and/or a partial withdrawal has been made since the last Processing Date, the death benefit used to determine proceeds payable will be calculated as the greater of:

 (1) the Face Amount calculated as of the prior Processing Date plus any addi-tional premium payments, less any partial withdrawals; and

 (2) the Variable Insurance Amount as of the date of death.

OPTION II DEATH BENEFIT
 If the Option II Death Benefit is in effect on the date of death, the death benefit is the greater of:

 (1) the Face Amount as of the prior Processing Date plus the Option II Death Benefit Adjustment as of the date of death (see below); and

 (2) the Variable Insurance Amount as of the date of death.

OPTION II DEATH BENEFIT ADJUSTMENT
 The Option II Death Benefit Adjustment is calculated as the greater of (i) the Option II Guaranteed Death Benefit and (ii) the Investment Value plus Debt.

OPTION II GUARANTEED DEATH BENEFIT
 On the Issue Date the Option II Guaranteed Death Benefit is equal to the pre-miums paid. On subsequent Valuation Dates during the Guarantee Period, the Option II Guaranteed Death Benefit is calculated as follows:

 (1) We take the Option II Guaranteed Death Benefit from the prior Valuation
     Date;

 (2) We calculate interest at the Option II Guaranteed Death Benefit Interest Rate (as defined below);

 (3) We add (1) and (2);

 (4) We add to (3) any premiums paid during the current Valuation Period; and

 (5) We subtract from (4) any partial withdrawals taken during the current Valuation Period.

 However, in no event will the Option II Guaranteed Death Benefit be greater than two times the sum of each premium paid less any partial withdrawals as-sociated with each premium paid. After the Guarantee Period, the Option II Guaranteed Death Benefit is zero.

 The Option II Guaranteed Death Benefit Interest Rate is equal to 7%; however,
 (i) for the Liquid Asset Division it is equal to the net rate of return dur-ing the current Valuation Period, if less than an annualized rate of 7%; (ii) for the Fixed Account it is equal to the rate of interest credited to such amounts during the current Valuation Period, if less than an annualized rate of 7%; and (iii) for amounts transferred to the general account as collateral for any policy loans it is equal to the rate of interest credited to such amounts during the current Valuation Period, if less than an annualized rate of 7%.

PAYMENT OF DEATH BENEFITS PROCEEDS
 The beneficiary should contact Our Customer Service Center for instructions. We usually pay the proceeds within seven days after We receive due proof of the death of the applicable Insured(s) and all other requirements. We may de-lay payment of all or part of the death benefit proceeds under certain cir-cumstances. See Other Important Information, Other General Policy Provisions, Payments We May Defer. Interest will be paid on death benefit proceeds at an annual rate of at least 3.5% from the date of death of the applicable Insured(s) to the date of payment. Interest will never be less than required by applicable law.

VARIABLE INSURANCE AMOUNT
The Variable Insurance Amount will vary daily based on the Investment Results, premium payments made and partial withdrawals taken and will be determined as follows:

(1) We determine the Investment Value;

(2) We add any Debt;

(3) We multiply by the Net Single Premium Factor.

It will never be less than the amount required by applicable law to keep the Policy qualified as life insurance.

NET SINGLE PREMIUM FACTOR
The Net Single Premium Factor is based on the Attained Age, sex and underwrit-ing class of the Insured(s). It decreases as an Insured's age increases. As a result, the Variable Insurance Amount will decrease in relationship to the Policy's Investment Value as the Insured's age increases. Also, Net Single Premium Factors may be higher for a woman than for a man of the same age. A table of Minimum Net Single Premium Factors is included in the Policy.

           TABLES OF ILLUSTRATIVE MINIMUM NET SINGLE PREMIUM FACTORS

                          SINGLE LIFE, MALE, AGE 35,
                                  NON-SMOKER

     POLICY     NSP
      YEAR    FACTOR
     ------   -------
        1     4.28987
        5     3.74881
       10     3.17597
       15     2.70250
       20     2.31286
       25     1.99777
       30     1.74514
       35     1.54717
       40     1.39370
       45     1.28082
       50     1.19623
       55     1.13703
       60     1.08538
       65     1.02207

                    SURVIVORSHIP, MALE AND FEMALE, AGE 35,
                                  NON-SMOKERS

     POLICY     NSP
      YEAR    FACTOR
     ------   -------
        1     6.43408
        5     5.50113
       10     4.52680
       15     3.73086
       20     3.08264
       25     2.55812
       30     2.13693
       35     1.80584
       40     1.55097
       45     1.36578
       50     1.23618
       55     1.15170
       60     1.08806
       65     1.02207

CHANGES IN FACE AMOUNT
After the first Policy Anniversary, You may request a change in the Face Amount under Your Policy. The request for any change must be in written form satisfactory to Us.

INCREASING THE FACE AMOUNT
 To increase the Face Amount, a supplemental application or enrollment form must be submitted. Any increase will be subject to evidence of insurability satisfactory to Us. Such increase must at least equal the minimum increase We then allow. The increase will take effect on the Processing Date on or next following the date We approve such increase.

DECREASING THE FACE AMOUNT
 Any decrease in Face Amount will take effect on the Processing Date on or next following the date We approve the written request for the decrease. Such decrease must at least equal the minimum decrease We then allow. If there have been any prior increases in Face Amount, the decrease will first be ap-plied against the prior increases in the reverse order of their effective dates. Decreases in Face Amount will be subject to Our rules at the time of request.

 Decreases in the Face Amount could result in the Policy becoming a "modified endowment contract." See Federal Income Tax Considerations, Modified Endow-ment Contracts.

WHEN A CHANGE IN FACE AMOUNT IS MADE
 The Tabular Value will be used to calculate a new Guarantee Period. Any part of the Tabular Value in excess of the amount required to increase the Guaran-tee Period to life will be applied as a net single premium for life to in-crease the Face Amount.

GUARANTEE PERIOD
The death benefit under your Policy is subject to a guaranteed minimum amount for a guaranteed minimum period of time regardless of Investment Results. The guaranteed minimum amount is your Policy's Face Amount and the Policy's Guar-antee Period is the minimum period of time We guarantee that your Policy will remain in force regardless of its Investment Results. However, if there is Debt, and your Cash Surrender Value is negative, We will terminate your Policy before the end of the Guarantee Period unless sufficient payment is made. See Your Policy's Benefits, Policy Loans.

Your Guarantee Period at issue depends upon your initial premium payment and Face Amount. Thereafter, the Guarantee Period may change if (1) you take a partial withdrawal, (2) you pay a planned or unplanned premium, or (3) you change the Face Amount of your Policy. For Genesis Flex, each planned premium extends the Guarantee Period, and if all planned premiums are paid as planned and the Insured(s) are in a standard or better underwriting class, the Guaran-tee Period will last until the Maturity Date of your Policy. For Genesis I, if you elect the minimum face amount we allow for a given single premium and the Insured(s) are in a standard or better underwriting class, the Guarantee Pe-riod will last until the Maturity Date of your Policy; however, if you elect a face amount greater than such minimum, your Guarantee Period will end before the Maturity Date.

The Guarantee Period will be calculated using (1) rates no greater than the guaranteed maximum cost of insurance rates shown in the Policy and (2) a 4.0% interest assumption. For a given premium payment and Face Amount, the Guaran-tee Period will differ depending on the age, sex and underwriting class of the Insured(s). For example under a single life policy, for the same premium and Face Amount, an older Insured will have a shorter Guarantee Period than a younger Insured of the same sex and in the same underwriting class.

CHANGING THE DEATH BENEFIT OPTION (Genesis I Only)
After the first Policy Anniversary, while the Insured(s) is living and the Policy is in effect, You may change the death benefit option. However, changes may be made no more frequently than once every three Policy Years. We must re-ceive written notice of any change in a form satisfactory to Us. Any change in death benefit option will take effect on the Processing Date on or next fol-lowing the date We approve the change. When the change is from the Option II Death Benefit to the Option I Death Benefit, We will increase the Face Amount in force by the amount of the Option II Death Benefit Adjustment, as of the date of the change. If the change is from the Option I Death Benefit to the Option II Death Benefit, We will decrease the Face Amount in force by the amount of the Option II Death Benefit Adjustment, as of the date of the change. These increases and decreases in Face Amount are made so that the death benefit remains the same on the date of the change. Changes in death benefit options are subject to Our rules at the time of the change.

LIFETIME GUARANTEE OPTION
 Subject to Our rules, you may be available for a lifetime guarantee Option. If the Guarantee Period under Your Policy ends before the Maturity Date, You may request a change to Your Policy such that the Guarantee Period will end on the Maturity Date. The request must be in a written form satisfactory to Us. On the date We receive Your request, if the Option II Death Benefit is in effect under Your Policy, We will first change the death benefit option to the Option I Death Benefit and then change the Face Amount such that the Guarantee Period will end on the Maturity Date. If the Option I Death Benefit is already in effect under Your Policy, We will change the current Face Amount such that the Guarantee Period will end on the Maturity Date. See In-surance Benefits, Guarantee Period.

GENERAL
 When a change in Face Amount is made, the Tabular Value will be used to cal-culate a new Guarantee Period. Any part of the Tabular Value in excess of the amount required to increase the Guarantee Period to the Maturity Date, will be applied as a net single premium to the Maturity Date to increase the Face Amount. See Facts About the Policy, Tabular Value.

WHEN YOUR GUARANTEE PERIOD ENDS BEFORE THE MATURITY DATE
After the end of the Guarantee Period and a grace period, We may cancel Your Policy if the Cash Surrender Value on a Processing Date will not cover the charges due. See Charges and Deductions.

GRACE PERIOD
 We will notify You before cancelling Your Policy. You will have 61 days (the "grace period") from the date We mail the notice to You, to pay Us the charges due on the Processing Date when Your Cash Surrender Value becomes in-sufficient. (In certain states the amount of the required payment may differ and the amount will be shown on the notice We mail to You). We will not can-cel Your Policy until the end of this grace period. Any excess of the payment above the overdue charges will be treated as an additional premium payment. See Making Additional Premium Payments.

REINSTATING YOUR POLICY
 If We cancel Your Policy, You may reinstate it while the Insured (both of the Insureds for survivorship policies) is still living provided that:

 (1) You request the reinstatement within three years after the end of the grace period;

 (2) We receive satisfactory evidence of insurability; and

 (3) You pay Us at least the reinstatement cost, which is the minimum payment for which We would then issue the Policy based on the Attained Age and underwriting class of the Insured(s) as of the effective date of the re-instatement.

   Your reinstated Policy will be effective on the Processing Date on or next following the date We approve Your reinstatement application.

POLICY GUARANTEES
Although Your Policy Values depend on the Investment Results and the amount of Cash Surrender Value in Account A is not guaranteed, the Policy does provide the following guarantees.

GUARANTEE PERIOD
 We guarantee that the Policy will stay in force during the Guarantee Period. We will not cancel the Policy during the Guarantee Period unless there is Debt and the Cash Surrender Value is negative. See Your Policy's Benefits, Policy Loans. We will hold a reserve in Our general account to support this guarantee.

MORTALITY COST
 Each Policy guarantees maximum mortality rates of 100% of the 1980 CSO Mor-tality Tables adopted by the National Association of Insurance Commissioners. Policies issued in one of the special classes will have guaranteed maximum mortality rates based on multiples of the 1980 CSO Mortality Tables that are appropriate for the risks involved. We may use current tables that are less but never greater than these rates.

 We limit the mortality cost if Investment results are unfavorable. See Charges and Deductions, Mortality Charges. In effect, during the Guarantee Period You will not be charged for mortality costs that are greater than those for a comparable fixed policy based on 4.0% interest and the same guar-anteed mortality rates.

CHOOSING AN INCOME PLAN

We offer several income plans to provide for payment of the Death Benefit pro-ceeds to the beneficiary. You may choose one or more income plans at any time while the Policy is in force. If no plan has been chosen when the death bene-fit is payable, the beneficiary has one year to apply the death benefit pro-ceeds to one or more of the plans. You may also choose one or more income plans on surrender of the Policy.

Plans 1, 2 and 3 are supported by Our general account assets and do not vary to reflect investment experience of the Account. Plan 4 may be supported by a separate account in which case it will vary with investment experience.

Our approval is needed for any plan where:

 (1) the person named to receive payment is other than the owner or beneficia-ry; or

 (2) the person named is not a natural person, such as a corporation; or

 (3) any income payment would be less than $500.

 The income plans are:

PLAN 1: INCOME FOR A FIXED PERIOD
 Payments are made in equal installments for a fixed number of years.

PLAN 2: INCOME FOR LIFE
 Payments are made to the person named in equal monthly installments and guar-anteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until pay-ments equal the amount applied.

PLAN 3: JOINT LIFE INCOME
 Payments are made in monthly installments as long as at least one of two named persons is living. Payments end completely when both named persons die.

PLAN 4: ANNUITY PLAN
 An amount can be used to purchase any single premium annuity We offer. We will issue a written agreement putting the plan into effect.

PAYMENT WHEN NAMED PERSON DIES
When the person named to receive payment dies, We will pay any amounts still due as provided by the plan agreement. The amounts still due are determined as follows:

(1) For plans 1, 2, or any remaining guaranteed payments, payments will be continued. Under plans 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means We deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The annual discount interest rate is 3.0% for plan 1 and 3.50% for plan 2. We will, however, base the discount in-terest rate on the interest rate used to calculate the payments for plans 1 and 2 if such payments were not based on the tables in the Policy.

(2) For plan 3, no amounts are payable after both named persons have died.

(3) For plan 4, the annuity agreement will state the amount due, if any.

OTHER IMPORTANT INFORMATION

OTHER GENERAL POLICY PROVISIONS

OWNERSHIP
 The Policyowner is usually the Insured, unless another owner has been named in the application or enrollment form. The Policyowner has all rights and op-tions described in the Policy.

 If You, the Policyowner, are not the Insured, You may want to name a contin-gent owner. If You die before the Insured, the contingent owner will own the Policy and have all Your rights. If You do not name a contingent owner, Your estate will own the Policy at Your Death.

CHANGING THE OWNER
 During Your lifetime, You have the right to transfer ownership of the Policy. The new owner will have all rights and options described in the Policy. The Change will be effective as of the day the notice is signed, but will not af-fect any payment made or action taken by Us before receipt of the change at Our Customer Service Center. See Federal Income Tax Considerations, Change of Ownership or Assignment.

NAMING BENEFICIARIES
 On the death of the Insured (single life), or the last surviving Insured (survivorship), We will pay the beneficiary the death benefit proceeds. If the beneficiary has died, We pay the contingent beneficiary. If no contingent beneficiary is living, We pay the estate of the Insured under a single life policy, or the last surviving Insured under a survivorship policy.

 You may name more than one person as beneficiaries or contingent beneficia-ries. We will pay them in equal shares unless You give other instructions.

 You have the right to change beneficiaries unless the beneficiary designation has been made irrevocable. If the designation is irrevocable, the beneficiary must consent when You exercise certain rights and options under the Policy. Any change in beneficiary will be effective as of the day the notice is signed, but will not affect any payment made or action taken by Us before re-ceipt of the change at Our Customer Service Center.

INCONTESTABILITY
 We rely on statements made in the application or enrollment form. Legally, they are considered representations, not warranties. We can contest the va-lidity of a Policy if any material misstatements are made in the initial ap-plication or enrollment form. We can also contest the validity of any change in face amount requested by You if any material misstatements are made in any application required for that change. We can also contest any amount of death benefit which would not be payable except for the fact that an additional premium which requires evidence of insurability was paid if any material mis-statements are made in any application required with the additional premium.

 We will not contest the validity of a Policy after it has been in effect dur-ing the Insured's lifetime (or during the lifetime of at least one of the Insureds for survivorship policies) for two years from the date of issue. We can also contest any change in face amount requested by the Policyowner after the change has been in effect during the Insured's lifetime (or during the lifetime of at least one of the Insureds for survivorship policies) for two years from the date of the payment. Nor will We contest any amount of death benefit attributable to an additional payment after such death benefit has been in effect during the Insured's lifetime (or during the lifetime of at least one of the Insureds for survivorship policies) for two years from the date of the payment.

 For survivorship policies, after the second Policy Anniversary We will send You by certified mail, a request for notification of the death of either In-sured. If the death of either Insured has occurred and You fail to reply to such request and provide proof of death of either Insured, if applicable, We may contest the validity of coverage under the Policy.

 If their Policy is reinstated, this provision will be measured from the ef-fective date of the reinstated Policy.

POLICY VALUES REPORTS
 After the end of each calendar quarter You will receive a statement of the allocation of Your Investment Value, Death Benefit, Cash Surrender Value, any Debt and Your current Face Amount and Guarantee Period. All figures will be as of the last day of the prior calendar quarter. It will also include any other information that may be currently required by the state insurance de-partment of the jurisdiction in which the Policy is delivered.

 You will also receive annual reports containing a financial statement for Ac-count A and any shareholder reports of the Trusts, as well as any other re-ports, notices or documents required by law to be furnished to You.

POLICY CHANGES -- APPLICABLE TAX LAW
 For You to receive the tax treatment accorded to life insurance under Federal law, Your Policy must qualify initially and continue to qualify as life in-surance under the Internal Revenue Code or successor law. Therefore, to as-sure this qualification, We have reserved the right to defer acceptance of or to return any additional payments that would cause the Policy to fail to qualify as life insurance under applicable tax law. Further, We reserve the right to make changes in the Policy or its optional benefit riders or to make distributions from the Policy to the extent We find it necessary to continue to qualify Your Policy as life insurance. Any such changes will apply uniformly to all Policies that are affected and You will be given ad-vance written notice of such changes. See Federal Income Tax Considerations.

IN CASE OF ERRORS ON THE APPLICATION
 If an Insured's age or sex has been misstated on the application or enroll-ment form, the death benefit shall be that which would be purchased by the mortality cost determined for the current Processing Period based on the cor-rect age and sex. In addition, the benefit provided by any optional benefit rider shall be the amount purchased by the rider deduction for the current Processing Period based on the correct age and sex.

SENDING NOTICE TO US
 Any written notices or requests should be sent to Our Customer Service Cen-ter. The address is shown on the Cover Page. Please include Your name, policy number and if You are not an Insured, the name(s) of the Insured(s).

SUICIDE
 For single life policies, if an Insured commits suicide within two years from the Policy's Issue Date or an increase in the Policy's face amount, We will pay only a limited death benefit. The benefit will be equal to the premium payments made or, in the case of an increase in face amount, the death bene-fit that would otherwise have been payable had no increase in face amount been made. If an Insured commits suicide within two years of any date We re-ceive and accept an additional payment, any amount of death benefit which would not be payable except for the fact that the additional payment was made will be limited to the amount of the additional payment.

 For survivorship policies, if either Insured commits suicide within two years from the Policy's Issue Date, upon notification We will issue coverage to the last surviving Insured on a single life basis as of the Issue Date. If there is no surviving Insured, the death benefit will be limited to the amount of the premium payments made.

 If the last surviving Insured commits suicide within two years of the effec-tive date of any increase in face amount requested by the Policyowners, we will terminate the coverage attributable to such increase in face amount and pay only a limited benefit. The limited benefit will be the amount of mortal-ity cost deductions made for such increase.

 If the last surviving Insured commits suicide within two years of any date We receive and accept an additional premium which requires evidence of insur-ability, any amount of death benefit which would not be payable except for the fact that the additional premium was made will be limited to the amount of the additional premium.

 The death benefit We will pay will be reduced by any Debt and by any partial withdrawals taken.

PAYMENTS WE MAY DEFER
 We will pay death benefit proceeds, Cash Surrender Values and loans within seven days after Our Customer Service Center receives all the information needed to process the payment.

 We may, however, delay payment if We contest the Policy. We may also delay payment of amounts derived from the divisions of Account A if it is not prac-tical for Us to value or dispose of shares of Account A because:

 (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; or

 (2) trading is restricted; or

 (3) an emergency exists according to SEC rules; or

 (4) the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

 We may also delay payment if an SEC order or pronouncement allows Us to in order to protect Our Policyowners.

 We may defer payment of any Cash Surrender Value or loan amount (except a loan to pay a premium to Us) from the Fixed Account for up to six months af-ter We receive Your request.

ESTABLISHING SURVIVORSHIP -- SURVIVORSHIP POLICIES ONLY
 If We are unable to determine which of the Insureds was the last survivor on the basis of the proofs of death provided to Us, We shall consider the In-sured (not the Joint Insured) to be the last surviving Insured.

CLAIMS OF CREDITORS
 The proceeds of the Policy will be free from creditors' claims to the extent allowed by law.

ASSIGNING THE POLICY AS COLLATERAL
 The Policyowner may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership. However, Your rights and any beneficiary's rights are subject to the terms of the assignment. See Federal Income Tax Considerations, Change of Ownership or Assignment.

 You must give Us satisfactory written notice at Our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assign-ment.

NON-PARTICIPATING
 The Policies do not participate in the divisible surplus of Golden American.

AUTHORITY TO MAKE AGREEMENTS
 All agreements made by Us must be signed by Our president or a vice president and by Our secretary or an assistant secretary. No other person, including an insurance agent or broker, can:

 (1) change any of the Policy's terms; or

 (2) make any agreements binding on Us.

CHANGES IN EXPENSE CHARGES AND INSURANCE BASED CHARGES
 Changes in expense charges or insurance based charges will be by class and based upon changes in future expectations for such elements as mortality, persistency, expenses and taxes. Any change in policy cost factors will be determined in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which the Pol-icy is delivered.

YOUR VOTING PRIVILEGES
You have the right to instruct Us as to how to vote at shareholder meetings of the Trusts on the ratification of the selection of independent auditors and such other matters as the 1940 Act requires.

We will vote the shares of each Trust owned by Account A according to Your in-structions. However, if the Investment Company Act of 1940 or any related reg-ulations should change, or if interpretations of it or related regulations should change and We decide that We are permitted to vote the shares of the Trusts in Our own right, We may decide to do so.

We determine the number of shares that You have in a division of Account A by dividing a Policy's Investment Value in that division by the net asset value of one share of the Series in which a division invests. You may cast one vote per share. Fractional votes will be counted. We will determine the number of shares You can instruct Us to vote 90 days or less before each Trust's meet-ing. We will ask You for voting instructions by mail at least 14 days before the meeting.

If We do not get Your instructions in time, We will vote the shares in the same proportion as the instructions received from all Policies in that divi-sion. We will also vote shares We hold in Account A which are not attributable to Policyowners in the same proportion.

Under certain circumstances, We may be required by state regulatory authori-ties to disregard voting instructions. This may happen if following the in-structions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advi-sory contract.

We may also disregard instructions to vote for changes initiated by an owner in the investment policy or the portfolio manager if We disapprove the pro-posed changed. We would disapprove a proposed change only if it was:

(1) contrary to state law:

(2) prohibited by state regulatory authorities; or

(3) decided by Us that the change would result in overly speculative or un-sound investments. If We disregard voting instructions, We will include a summary of Our actions in the semiannual report.

SALES AND OTHER AGREEMENTS
DSI is principal underwriter and distributor of the Policies, as well as for other policies issued through Account A and other separate accounts of Golden American. DSI is a wholly owned subsidiary of Equitable of Iowa. DSI is regis-tered with the SEC as a broker-dealer and is a member of the National Associa-tion of Securities Dealers, Inc. ("NASD"). We pay DSI for acting as principal underwriter under a distribution agreement. The amount We paid under this agreement for all of the policies issued through the Account came to approxi-mately $293,000 for 1995, $835,000 for 1996, and $1,372,000 for 1997.

DSI will enter into sales agreements with other broker-dealers to sell the Policies. These agreements provide for payment of commissions of up to 7% of premiums for the Genesis I Policy. Currently, for the Genesis Flex Policy, the first year commission will be greater but in no event more than 37 1/2% of premiums with 4.5% commission on renewal premiums. The agreements also provide that applications for Policies may be solicited by registered representatives of the broker-dealers appointed by Golden American to sell its variable life insurance and variable annuities. These broker-dealers are registered with the SEC and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and vari-able annuities. The offering of the Policies will be continuous.

GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, we may reduce the deferred load-ing, the per policy charge, the annual administrative charge and the minimum initial premium and the minimum additional premium requirements. We also may offer planned premium payment periods of other than ten years and limit the Guarantee Period to a specified number of years. Group arrangements include those in which a trustee or an employer, for example, purchases policies cov-ering each individual in a group on a group basis. Sponsored arrangements in-clude those in which an employer allows Us to sell policies to its employees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including Our require-ments for size and number of years in existence. Group or sponsored arrange-ments that have been set up solely to buy policies or that have been in exist-ence less than six months will not qualify for reduced charges.

We will make any reductions according to Our rules in effect when an applica-tion or enrollment form for a policy or additional premium is approved. We may change these rules from time to time. However, any reductions will reflect differences in costs or services and will not discriminate unfairly against any person.

STATE REGULATION
We are regulated and supervised by the Insurance Department of the State of Delaware, which periodically examines Our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where We do business. The variable life insurance policies offered by this prospectus have been filed with the Insurance Department of the State of Dela-ware and in other jurisdictions.

We are required to submit annual statements of Our operations, including fi-nancial statements, to the insurance departments of the various jurisdictions in which We do business to determine solvency and compliance with local insur-ance laws and regulations.

REGISTRATION STATEMENT
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information in the registration statement. We have omitted certain portions according to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

LEGAL CONSIDERATIONS FOR EMPLOYERS
In 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensa-tion plan could not, under Title VII of the Civil Rights Act of 1964, vary be-tween men and women. In that case, the Court applied its decision only to ben-efits derived from contributions made on or after August 1, 1983. However, a more recent decision of the United States Court of Appeals for the Second Cir-cuit, Spirt V. TIAA-CREF, suggests that in other circumstances the prohibition of sex-distinct Benefits may apply to contributions made before that date.

The Policies offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policies pay different benefits to men and women of the same age. Employers and employee organiza-tions should check with their legal advisers before purchasing the Policy.

Some states prohibit the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for Policies issued on the lives of their residents. Therefore, Policies offered by this prospectus to insure residents of these states will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

LEGAL PROCEEDINGS
The Company and its subsidiaries, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or mate-rial settlement payments have been made. Although the outcome of any litiga-tion cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably like to have a material adverse impact on Separate Account A or the Company.

LEGAL MATTERS
The legal validity of the Policies described in this prospectus has been passed on by Myles R. Tashman, Executive Vice President, General Counsel and Secretary of Golden American. Sutherland, Asbill & Brennan, LLP of Washington, D.C.

has provided advice on certain matters relating to Federal securities laws.

EXPERTS
The financial statements of Golden American Life Insurance Company and Sepa-rate Account A appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Stephen J. Preston, F.S.A., MAAA, as stated in his opinion filed as an exhibit to the registration statement.

REINSURANCE
Golden American reinsures all or a portion of the mortality risks under the Policies with one or more appropriately licensed insurance companies.

ADDITIONAL INFORMATION
Additional information may be obtained from Our Customer Service Center, the address and telephone number of which are on the cover of this prospectus. MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

                            POSITION(S) WITH  THE
 NAME (AGE)                 COMPANY
 ----------                 ---------------------------------------------------
 Barnett Chernow (48)       President and Director
 Myles R. Tashman (55)      Director, Executive Vice President, General Counsel
                            and Secretary
 Susan B. Watson (31)       Director, Senior Vice President and Chief Financial
                            Officer
 Frederick S. Hubbell (47)  Director and Chairman
 Paul E. Larson (45)        Director
 Keith T. Glover (47)       Executive Vice President
 James R. McInnis (49)      Executive Vice President
 Dennis D. Hargens (55)     Treasurer
 David L. Jacobson (48)     Senior Vice President and Assistant Secretary
 Stephen J. Preston (40)    Senior Vice President and Chief Actuary
 William B. Lowe (33)       Senior Vice President
 Edward M. Syring, Jr. (59) Senior Vice President

Each director is elected to serve for one year or until the next annual meet-ing of shareholders or until his or her successor is elected. Most directors are directors of insurance company subsidiaries of Golden American's parent, Equitable of Iowa. The principal positions of Golden American's directors and senior executive officers for the past five years are listed below:

Mr. Barnett Chernow became President and Director of Golden American Life In-surance Company ("Golden American") and President of First Golden American Life Insurance Company of New York ("First Golden") in April, 1998. From 1993 to 1998, Mr. Chernow served as Executive Vice President of Golden American. He was elected to serve as Executive Vice President and Director of First Golden in June, 1996. From 1997 through 1993, he held various positions with Reliance Insurance Companies and was Senior Vice President and Chief Financial Officer of United Pacific Life Insurance Company from 1984 through 1993.

Mr. Myles R. Tashman joined Golden American in August, 1994 as Senior Vice President and was named Executive Vice President, General Counsel and Secre-tary effective January 1, 1996. He was elected to serve as a director of Golden American in

January, 1998. From 1986 through 1993, he was Senior Vice President and Gen-eral Counsel of United Pacific Life Insurance Company.

Ms. Susan B. Watson joined Equitable Life Insurance Company of Iowa in 1991 as an Assistant Vice President and Corporate Actuary and is currently Senior Vice President and Chief Financial Officer for Equitable of Iowa and many of its subsidiaries. She was elected to serve as a director of Golden American in January, 1998.

Mr. Frederick S. Hubbell is a Director of Golden American since August, 1996 and Chairman since September, 1996. He also serves as a Director and Chairman of First Golden, having been first appointed as a Director in December, 1997 and as Chairman in April, 1998. He was appointed General Manager of ING FSI NA, in October, 1997 and General Manager, President and Chief Executive Officer of ING Life & Annuities in April 1998. Mr. Hubbell served as Chairman, President and Chief Executive Officer of Equitable of Iowa from 1991 until October, 1997. He also has served as Chairman and President of Equitable Life Insurance Company of Iowa from 1987 until October, 1997.

Mr. Paul E. Larson joined Equitable of Iowa in 1997 and is currently President of Equitable Life. He was elected to serve as a director of Golden American in August, 1996. He also served as Executive Vice President, CFO, and Assistant Secretary of Golden American from December, 1996 through December, 1997.

Mr. Keith T. Glover became Executive Vice President of Golden American Life Insurance Company ("Golden American") and First Golden American Life Insurance Company of New York ("First Golden") in February, 1998. From 1991 to 1998, Mr. Glover served as Executive Vice President of several Golden American affili-ates; from 1996 to 1998, Southland Life Insurance Company; from 1995 to 1996, ING FSI North America; and from 1991 to 1994, Security Life of Denver. From 1994 to 1995, Mr. Glover served as President of ING Insurance Services--ING American Life, another Golden American affiliate.

Mr. James R. McInnis joined Golden American in December, 1997 as Executive Vice President. From 1982 through November, 1997, he was with the Endeavor Group and was President upon leaving.

Mr. Dennis D. Hargens was elected Treasurer of Golden American in December, 1996. He joined Equitable Life Insurance Company of Iowa in 1961 and is cur-rently Treasurer and was elected Treasurer of USG Annuity & Life Company in 1996.

Mr. David L. Jacobson joined Golden American in November, 1993 as Senior Vice President and Assistant Secretary. From April, 1974 through November, 1993, he held various positions with United Pacific Life Insurance Company and was Vice President upon leaving.

Mr. Stephen J. Preston joined Golden American in December, 1993 as Senior Vice President, Chief Actuary and Controller. He currently serves as Senior Vice President and Chief Actuary. From September, 1993 through November, 1993, he was Senior Vice President and Actuary for Mutual of America Insurance Company. From July, 1987 through August, 1993, he held various positions with United Pacific Life Insurance Company and was Vice President and Actuary upon leav-ing.

Mr. William B. Lowe joined Equitable Life as Vice President, Sales & Marketing in January, 1994. He became a Senior Vice President, Sales & Marketing, of Golden American in August, 1997. He is also President of Equitable of Iowa Se-curities Network, Inc. Prior to joining Equitable Life, he was an Associate Vice President of Lincoln Benefit Life form July, 1990 through December, 1993.

Mr. Edward Syring, Jr. joined Golden American in February as a Senior Vice President, Sales & Marketing. Prior to joining Golden American, he was with Putnam Mutual Funds from April, 1991 through February, 1995.

FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION
The ultimate effect of Federal income taxes on the benefits of a policy and to the owner or beneficiary depends on Golden American's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and focuses primarily on the Federal income tax. It is not intended to be an exhaustive discussion of all tax questions that might arise under the policies and should not be taken as tax advice. No attempt is made to interpret estate and inheritance taxes, or any state, municipal or other tax laws. Moreover, no representation is made as to the likelihood of continu-ation of current interpretations by the Internal Revenue Service. We reserve the right to make changes in the Policies to assure that they will continue to qualify as life insurance. For complete information on tax considerations, a qualified tax advisor should be consulted.

Golden American makes no guarantee regarding the tax consequences of any poli-cy. However, subject to the discussion below, Golden American does believe that the policy qualifies as life insurance for Federal income tax purposes.

GOLDEN AMERICAN -- TAX STATUS
We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Account A is not a separate en-tity from Golden American and its operations form a part of Golden American. However, the assets in the Account are segregated from all of Golden Ameri-can's other assets and may not be charged with liabilities which arise from any other business Golden American conducts.

Investment income and realized capital gains on the assets of the Account are reinvested and taken into consideration in determining Investment Values. Un-der existing Federal income tax law, the investment income of the Account, in-cluding realized net capital gains, is not taxed to Golden American.

Under the current provisions of the Code, Golden American does not expect to incur Federal income taxes on earnings in the Account to the extent the earn-ings are credited under the Policies. Accordingly, no charge is expected to be made to the Account for Federal income taxes. Periodically, We will review the appropriateness of a charge to the Account for Our Federal income taxes. A charge may be made for any Federal income taxes incurred by Golden American that are attributable to the Account. We reserve the right to make a deduction for taxes should they be imposed in the future.

Under current laws, Golden American may incur state and local taxes (in addi-tion to premium taxes) in several states. At present, these taxes are not sig-nificant. If there is a material change in applicable state or local tax laws, We reserve the right to charge the Account for such taxes, if any, attribut-able to the Account.

DEFERRED ACQUISITION COSTS
As a result of the Omnibus Budget Reconciliation Act of 1990, insurance compa-nies are required to capitalize and amortize specified policy acquisition ex-penses over a ten year period (a five year amortization is permitted for a specifically defined small amount of specified policy acquisition expenses). Prior to this change, insurance companies were permitted to deduct policy ac-quisition costs in the year in which they were incurred. This revised treat-ment of deferred acquisition costs results in significantly higher corporate income tax liability for the insurance company in early policy years.

To compensate for this change, Golden American may deduct a charge based on each premium received to conform with changes in the amount payable by Us un-der applicable Federal income tax law as of the date(s) of such premium pay-ments. We believe this charge will be reasonable in relation to Our increased tax liability resulting from the capitalization and amortization of policy ac-quisition costs.

DEATH BENEFITS
The Death Benefit paid under a policy (whether or not a "modified endowment contract," see Modified Endowment Contracts) will receive the same tax treat-ment as a death benefit paid under fixed benefit life insurance provided that the policy meets the statutory definition of a life insurance contract under Code Section 7702. We believe that the Policy does meet that definition, sub-ject to the discussion below. Thus, the death benefit proceeds under the Pol-icy should be excludable from the gross income of the beneficiary under Sec-tion 101(a)(1) of the Code and the owner should not be deemed to be in con-structive receipt of the Cash Surrender Values, including increments thereon.

SURVIVORSHIP POLICIES AND POLICIES ISSUED TO INDIVIDUALS WITH SUBSTANDARD MORTALITY RISKS
Regulations have been proposed under Code Section 7702 regarding mortality charges which may be taken into account under life insurance policies. Cur-rently, these proposed regulations deny certain safe harbors to survivorship policies and policies issued on the lives of insureds who constitute substan-dard mortality risks. When the regulations are finalized, it is anticipated that these situations will be addressed, but the requirements that ultimately will be imposed are uncertain. It is possible that when these regulations are finalized, death benefits or premiums may need to be adjusted and higher cost of insurance charges may need to be imposed in order for the Policy to con-tinue to qualify as life insurance for Federal income tax purposes. Thus, it is possible that the amount of the Policy's Cash Surrender Value and other benefits may be affected. So that the Policy will continue to qualify as life insurance for Federal income tax purposes, Golden American reserves with the right to modify the Policy as necessary to comply with these regulations as finalized.

SURRENDER
Upon full surrender of a policy for its cash surrender value, the owner may recognize ordinary income for Federal income tax purposes. Ordinary income would be the amount by which the cash surrender value plus any debt exceeds the premiums paid but not previously recovered without taxation. If the policy is a "modified endowment contract," any income received upon surrender may be subject to an additional 10% tax. See Modified Endowment Contracts, Penalty Tax.

PARTIAL WITHDRAWALS
Partial withdrawals may be taxable depending on the circumstances. If the pol-icy is a "modified endowment contract," partial withdrawals are fully taxable to the extent of income in the policy and are possibly subject to an addi-tional 10% tax. See Modified Endowment Contracts, Penalty Tax and Distribu-tions Affected.

If the policy is not a "modified endowment contract," partial withdrawals may still be taxable, as follows. The amount withdrawn is taxable to the extent it exceeds the total amount of premiums paid but not previously recovered. Also Code Section 7702(f)(7) provides that if a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distri-bution associated with that reduction, the owner may be taxed on all or part of the amount distributed. A reduction in death benefits may result from a partial withdrawal. You should consult with Your tax advisor in advance of a proposed decrease in benefits for the effect a partial withdrawal might have under Code Section 7702(f)(7) and under the rules affecting "modified endow-ment contracts." See Modified Endowment Contracts, Reduction in Benefits.

We believe that the tax consequences of partial withdrawals under a policy that was received in a Code Section 1035 exchange for a policy issued be fore June 21, 1988, so long as no additional premiums are paid, should be the same as those for a policy which is not a "modified endowment contract," but that the 15 year period referred to in Code Section 7702(f)(7) must be measured from the date of the exchange rather than the date of the original policy is-suance. See Code Section 1035 Exchanges.

LOANS
Golden American believes that any loan received under the Policy will be treated as indebtedness of the owner. If a policy is a "modified endowment contract," loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See Modified Endowment Con-tracts, Penalty Tax and Distributions Affected. If the Policy is not a "modi-fied endowment contract," Golden American believes that no part of any loan under a policy will constitute income to the owner while the policy is in ef-fect. However, with respect to Preferred Loans it is possible that the Inter-nal Revenue Service could find the Policyowner as being in receipt of certain amounts of income.

The deductibility by the owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. Any owner intending to fund premium payments through borrowing should consult a tax advisor with re-spect to the tax consequences thereof.

Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, are no longer tax deductible.

If the policy is owned by a business or corporation, the Code imposes addi-tional restrictions. The Code also limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

We believe that the tax consequences of loans under a policy that was received in a Code Section 1035 exchange for a policy issued before June 21, 1988, as long as no additional premiums are paid, should be the same as those for a policy which is not a "modi fied endowment contract," but that the 15 year pe-riod referred to in Code Section 7702(f)(7) must be measured from the date of the exchange rather than the date of the original policy issuance. See Code
Section 1035 Exchanges.

In addition, in the case of Policies issued to a non-natural taxpayer, such as a corporation or trust (or held for the benefit of such an entity), a portion of a taxpayer's otherwise deductible interest expenses may not be deductible as a result of woernership od a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

CHANGE OF OWNERSHIP OR ASSIGNMENT
A change of ownership or assignment of coverage may have tax consequences de-pending on the circumstances. No such change or assignment will be effective without the prior consent of Golden American. We recommend that You seek the advice of a qualified tax consultant prior to making any such changes or as-signment.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
 As a result of the Technical and Miscellaneous Revenue Act of 1988 (the "1988 Act") and the Omnibus Budget Reconciliation Act of 1989 (the "1989 Act"), loans and other distributions under "modified endowment contracts" will in general be taxed to the extent of accumulated income (gener-ally, the excess of Investment Value plus any Debt, over premiums paid). Pol-icies are "modified endowment contracts" if they meet the definition of life insurance, but fail the "seven-pay" test. This test essentially provides that the cumulative premiums paid under a policy at any time during the policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the policy provided for paid-up fu-ture benefits after the payment of seven level annual premiums. In addition, a "modified endowment contract" includes any life insurance contract that is received in exchange for a "modified endowment contract." Except where the policy was purchased as a "modified endowment contract," We will monitor pre-miums paid during a policy year. Those premiums which would otherwise result in a policy becoming a "modified endowment contract," that are returned by Golden American within 60 days after the end of the policy year, will not cause the policy to fail the "seven-pay" test. These premiums will be re-turned with Investment experience for that portion attributable to the sepa-rate account.

REDUCTION IN BENEFITS
 If there is a reduction in death benefits during the first seven policy years, premiums are redetermined for purposes of the "seven-pay" test as if the policy had originally been issued at the reduced death benefit level. The new limitation is applied to the cumulative amount paid for each of the first seven policy years. Also, see Survivorship Contracts.

DISTRIBUTIONS AFFECTED
 If a policy fails to meet the "seven-pay" test, it is considered a "modified endowment contract" only as to distributions in the year in which the failure takes effect and all subsequent years. However, distributions made in antici-pation of such failure also are considered distributions under a "modified endowment contract." All distributions made within two years prior to a fail-ure of the "seven-pay" test are deemed to have been made in anticipation of such failure.

PENALTY TAX
 Any amounts taxable under a "modified endowment contract," including amounts received as policy loans, will also be subject to a 10% tax, with certain ex-ceptions. This additional tax will not apply in the case of distributions:
 (i) made on or after the taxpayer attains age 59 1/2; (ii) that are attribut-able to the taxpayer becoming disabled, or (iii) which are a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

MATERIAL CHANGE RULES
 Any determination of whether the policy meets the "seven-pay" test will begin again any time the policy undergoes a "material change" which includes most increases in death benefits. However, if an increase is attributable to pre-miums paid "necessary to fund" the lowest death benefit payable in the first seven policy years, or the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. A re-duction in death benefits is not considered a material change.

 A material change may occur at any time during the life of the policy (within the first seven years or thereafter) and future taxation, assuming no change in applicable law, of distributions or loans would depend on whether the pol-icy satisfied the "seven-pay" test from the time of the material change.

 Additional premium payments will be carefully monitored by Golden American to determine whether such premium payments cause either the start of a new seven year period or the taxation of distributions and loans. All additional pre-mium payments must be considered.

 If the policy satisfies the "seven-pay" test for seven years, distributions and loans will generally not be subject to the new tax rules.

SERIAL CONTRACTS
 The 1988 Act and the 1989 Act also provide that all "modified endowment con-tracts" that are issued within the same calendar year to the same policyowner by one company or its affiliates are treated as one "modified endowment con-tract" for the purposes of determining the taxable portion of any loans or distributions.

SURVIVORSHIP CONTRACTS
 A policy which insures multiple lives and pays a death benefit upon the death of the survivor is subject to new rules pursuant to the 1989 Act. If there is a reduction in the death benefit below the lowest level provided during the first seven years the contract was in force, the "seven-pay" test will be ap-plied as if the contract had originally been issued with the lower death ben-efit. If such treatment causes the contract to retroactively fail the "seven-pay" test, it will immediately be treated as a "modified endowment contract" for purposes of all distributions in the year the death benefit is reduced and later years, subject also to the special rule described above in Distri-butions Affected for distributions deemed to have been made in anticipation of failure.

CODE SECTION 1035 EXCHANGES
Internal Revenue Code Section 1035 provides that no gain or loss shall be rec-ognized on the exchange of certain types of policies. Special rules and proce-dures apply to Code Section 1035 transactions. Prospective Policyowners wish-ing to take advantage of Code Section 1035 should consult their tax advisors.

DIVERSIFICATION STANDARDS
To comply with the diversification regulations ("Regulations"), issued under Code Section 817(h), the Account will be required to diversify its investments.

The Regulations generally require that on the last day of each quarter of a calendar year (i) no more than 55% of the value of the Account is represented by any investment; (ii) no more than 70% is represented by any two invest-ments; (iii) no more than 80% is represented by any three investments; and
(iv) no more than 90% is represented by any four investments. A "look-through" rule provides that each division of the Account will be tested for compliance with the percentage limitations by looking through to the assets of the Series of the Trust in which each such division invests. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for the purposes of these limitations.

The general diversification requirements are modified if any of the assets of the Accounts are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the applicable percentage limi tations are increased based on a formula that takes into ac-count the percentage of the Account's investment in United States Treasury se-curities.

We intend to comply with the regulations to assure that the Policy continues to qualify as life insurance for Federal income tax purposes.

OWNERSHIP TREATMENT
In certain circumstances, variable life insurance policyowners may be consid-ered the owners, for Federal income tax purposes, of the assets of the sepa-rate account, such as the Account, used to support their policies. In those circumstances, income and gains from the separate account would be includible in the policyowners' gross income. The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor con-trol of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts of a separate account] without being treated as owners of the underlying assets." As of the dates of this prospectus, no such guidance has been issued.

The ownership rights under the policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, a Policyowner of this Policy has the choice of more in-vestment options to which to allocate premiums and Investment Values, and may be able to transfer among investment options more frequently, than in such rulings. In addition, the Policyowner has the choice of certain investment op-tions which are somewhat more similar to each other in their in vestment ob-jectives than in such rulings. These differences could result in the Policyowner being considered, under the standard of those rulings, the owner of the assets of the Account. In addition, Golden American does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Golden American therefore reserves the right to modify the Policy as necessary to attempt to prevent Policyowners from being considered the owners of the assets of the Account.

Frequently, if the Internal Revenue Service or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the Internal Revenue Service or the Trea-sury Department were to issue regulations or a ruling which treated a Policyowner as the owner of the assets of the Account, that treatment might apply only on a prospective basis. However, if the regulations or ruling were not considered to set forth a new position, a policyholder might be retroactively determined to be the owner of the assets of the Account.

ILLUSTRATIONS

The following tables demonstrate the way in which a Policy works. The tables are based on the following ages, initial death benefits and premiums.

1. Table 1 is for a Genesis I Policy issued on a single life basis to a male, non-smoker, age 30 with an initial premium of $100,000, and face amount of $507,639.

2. Table 2 is for Genesis Flex Policy issued on a single life basis to a male, non-smoker, age 55 with an initial premium of $10,000, with planned premi-ums payable for 10 years, and face amount of $181,432.

3. Table 3 is for a Genesis Flex Policy issued on a survivorship basis to a male, non-smoker, age 55 and female, non-smoker, age 55 with an initial premium of $10,000, with planned premiums payable for 10 years, and face amount of $258,618.

Each table shows how the Investment Value, Cash Surrender Value and death ben-efit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. These tables will assist in the comparison of death benefits, Investment Values and Cash Surrender Values of the policy with other variable life insurance plans. The illustrations assume that no premium has been allocated to the Fixed Ac-count.

Death benefits, Investment Values and Cash Surrender Values for a policy would be different from the amounts shown if the actual gross rates of return aver-aged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Investment Value among the divisions of the Account, if the actual gross rate of return for all divi- sions averaged 0%, 6% or 12%, but varied above or below that av-erage for individual divisions. They would also differ if any policy loans or partial withdrawals were made during the period of time illustrated.

The illustrations assume that the cost of insurance charges are based on Our guaranteed maximum cost of insurance rates and reflect the deduction of all charges from the Investment Value at their guaranteed maximum levels. They are based on an average state premium tax of 2.40% and corporate tax charge of 0.00%. They also reflect (i) the guaranteed maximum daily mortality and ex-pense risk charge assessed against the Account of 0.002477% (equivalent to an annual rate of 0.90%) of the assets in the Account; (ii) the asset based ad-ministrative charge assessed against the Account of 0.000276% (equivalent to an annual rate of 0.10%) on the assets in each division attributable to the Policies; and (iii) the operating expenses incurred by the Trusts of 1.06% of the average daily net assets of the Trusts, which is an average of the fees and expenses for each Series for the year ended December 31, 1997.

Taking account of the assumed charges for expense and mortality risks in the Account and the investment advisory fees and expenses of the Trust, the gross rates of return of 0%, 6% and 12% would correspond to actual net investment returns of -2.07%, 3.87% and 9.81%, respectively.

Although the illustrations assume policy charges at their maximum level, the level of charges currently being made is lower and this will affect the death benefits, Investment Values and Cash Surrender Values. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Ac count since no such charges are currently made. If any such charges are imposed in the future the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Investment Values and Cash Surrender Values illustrated.

The third column of each table shows the amount which would accumulate if an amount equal to the initial premium were invested and earned interest, after taxes, at 5.0% per year, compounded annually.

Golden American will furnish upon request a comparable illustration using the age, sex and under writing classification of an Insured(s), for any initial death benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming cur-rent policy charges and current mortality rates.

TABLE 1: SINGLE LIFE GENESIS I POLICY

MALE ISSUE AGE: 30, NON-SMOKER                  GUARANTEE PERIOD AT ISSUE: LIFE
INITIAL PREMIUM: $100,000                                 FACE AMOUNT: $507,639

GUARANTEED MAXIMUM MORTALITY COSTS

                                                         END OF YEAR
                             TOTAL PREMIUMS            DEATH BENEFIT(2)
                                PAID PLUS        ASSUMING HYPOTHETICAL GROSS
                            INTEREST AT 5% AS    ANNUAL INVESTMENT RETURN OF
POLICY YEAR   PAYMENTS(1)    OF END OF YEAR        0%         6%         12%
-----------   -----------   -----------------   --------   --------   ----------
     1         $100,000         $105,000        $507,639   $507,639   $  515,647
     2                           110,250         507,639    507,639      538,009
     3                           115,763         507,639    507,639      561,837
     4                           121,551         507,639    507,639      587,221
     5                           127,628         507,639    507,639      614,242
     6                           134,010         507,639    507,639      642,984
     7                           140,710         507,639    507,639      677,819
     8                           147,746         507,639    507,639      714,653
     9                           155,133         507,639    507,639      753,596
    10                           162,889         507,639    507,639      794,765
    15                           207,893         507,639    507,639    1,038,604
    20                           265,330         507,639    507,639    1,359,990
    30                           432,194         507,639    507,639    2,340,402

                       END OF YEAR                       END OF YEAR
                   INVESTMENT VALUE(2)             CASH SURRENDER VALUE(2)
               ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
               ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY YEAR     0%         6%         12%         0%         6%         12%
-----------   -------   --------   ----------   -------   --------   ----------
     1        $93,424   $ 99,233   $  105,035   $88,085   $ 93,895   $   99,696
     2         89,549    101,114      113,333    85,278     96,843      109,062
     3         85,746    103,061      122,411    85,543     99,858      119,208
     4         82,008    105,069      132,336    79,873    102,933      130,201
     5         78,329    107,137      143,184    77,261    106,070      142,117
     6         74,700    109,261      155,033    74,700    109,261      155,033
     7         72,190    112,511      169,046    72,190    112,511      169,046
     8         69,698    115,852      184,338    69,698    115,852      184,338
     9         67,220    119,286      201,023    67,220    119,286      201,023
    10         64,750    122,810      219,219    64,750    122,810      219,219
    15         52,386    141,767      337,885    52,386    141,767      337,885
    20         39,636    162,879      519,425    39,636    162,879      519,425
    30          9,708    209,339    1,204,803     9,708    209,339    1,204,803

(1) All payments are illustrated as if made at the beginning of the Policy
    Year.
(2) Assumes no policy loan or partial withdrawal has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POL-ICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

TABLE 2: SINGLE LIFE GENESIS FLEX POLICY

MALE ISSUE AGE: 55, NON-SMOKER         GUARANTEE PERIOD AT ISSUE: 6.50 YEARS(1)
INITIAL PREMIUM: $10,000                                  FACE AMOUNT: $181,432

GUARANTEED MAXIMUM MORTALITY COSTS

                                                    END OF YEAR
                          TOTAL PREMIUMS         DEATH BENEFIT(3)
                             PAID PLUS      ASSUMING HYPOTHETICAL GROSS
                         INTEREST AT 5% AS  ANNUAL INVESTMENT RETURN OF
POLICY YEAR  PAYMENTS(2)  OF END OF YEAR      0%           6%        12%
-----------  ----------- ----------------- ---------    --------- ---------
 1             $10,000       $ 10,500      $ 181,432    $ 181,432 $ 181,432
 2              10,000         21,525        181,432      181,432   181,432
 3              10,000         33,101        181,432      181,432   181,432
 4              10,000         45,256        181,432      181,432   181,432
 5              10,000         58,019        181,432      181,432   181,432
 6              10,000         71,420        181,432      181,432   181,432
 7              10,000         85,491        181,432      181,432   181,432
 8              10,000        100,266        181,432      181,432   181,432
 9              10,000        115,779        181,432      181,432   199,251
10 (age 65)     10,000        132,068        181,432      181,432   227,175
15                            168,556        181,432      181,432   294,759
20                            215,125        181,432      181,432   386,795
30 (age 85)                   350,415        181,432(4)   181,432   667,794

                       END OF YEAR                        END OF YEAR
                   INVESTMENT VALUE(3)              CASH SURRENDER VALUE(3)
               ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
               ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
POLICY YEAR      0%         6%          12%         0%         6%          12%
-----------   --------   ---------   ---------   --------   ---------   ---------
 1            $  7,551   $   8,102   $   8,654   $  6,183   $   6,734   $   7,286
 2              14,987      16,557      18,195     13,392      14,963      16,601
 3              22,120      25,190      28,521     20,399      23,469      26,801
 4              28,965      34,016      39,720     27,218      32,269      37,973
 5              35,536      43,050      51,888     33,862      41,377      50,214
 6              41,848      52,312      65,152     40,348      50,812      63,652
 7              48,196      62,099      79,934     46,696      60,599      78,434
 8              54,423      72,276      96,252     52,923      70,776      94,752
 9              60,555      82,881     114,175     59,055      81,381     112,675
10 (age 65)     66,707      94,047     133,515     65,207      92,546     132,015
15              49,640     101,766     194,815     49,640     101,766     194,815
20              32,651     109,319     282,714     32,651     109,319     282,714
30 (age 85)          0     116,146     564,697          0     116,146     564,697

(1) If all planned premiums are paid as illustrated the Guarantee Period after the last payment will be for life.
(2) All payments are illustrated as if made at the beginning of the Policy
    Year.
(3) Assumes no policy loan or partial withdrawal has been made.
(4) Guarantee Period applies.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POL-ICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

TABLE 3: JOINT AND LAST SURVIVOR GENESIS FLEX POLICY

MALE ISSUE AGE: 55, NON-SMOKER                 FEMALE ISSUE AGE: 55, NON-SMOKER
INITIAL PREMIUM: $10,000                                  FACE AMOUNT: $258,618
GUARANTEE PERIOD AT ISSUE: 18.00 YEARS(1)

GUARANTEED MAXIMUM MORTALITY COSTS

                                                    END OF YEAR
                          TOTAL PREMIUMS         DEATH BENEFIT(3)
                             PAID PLUS      ASSUMING HYPOTHETICAL GROSS
                         INTEREST AT 5% AS  ANNUAL INVESTMENT RETURN OF
POLICY YEAR  PAYMENTS(2)  OF END OF YEAR      0%        6%        12%
-----------  ----------- ----------------- --------- --------- ---------
 1             $10,000       $ 10,500      $ 258,618 $ 258,618 $ 258,618
 2              10,000         21,525        258,618   258,618   258,618
 3              10,000         33,101        258,618   258,618   258,618
 4              10,000         45,256        258,618   258,618   258,618
 5              10,000         58,019        258,618   258,618   258,618
 6              10,000         71,420        258,618   258,618   258,618
 7              10,000         85,491        258,618   258,618   258,618
 8              10,000        100,266        258,618   258,618   258,618
 9              10,000        115,779        258,618   258,618   288,479
10 (age 65)     10,000        132,068        258,618   258,618   325,541
15                            168,556        258,618   258,618   422,628
20                            215,125        258,618   258,618   554,022
30 (age 85)                   350,415        258,618   258,618   955,362

                       END OF YEAR                        END OF YEAR
                   INVESTMENT VALUE(3)              CASH SURRENDER VALUE(3)
               ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
               ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
POLICY YEAR      0%         6%          12%         0%         6%          12%
-----------   --------   ---------   ---------   --------   ---------   ---------
 1            $  8,751   $   9,331   $   9,911   $  7,443   $   8,023   $   8,603
 2              17,497      19,198      20,969     15,951      17,652      19,422
 3              25,934      29,319      32,983     24,250      27,634      31,298
 4              34,067      39,701      46,045     32,343      37,978      44,321
 5              41,897      50,351      60,254     40,235      48,690      58,592
 6              49,429      61,277      75,723     47,929      59,777      74,223
 7              56,927      72,747      92,837     55,427      71,247      91,337
 8              64,227      84,618     111,677     62,727      83,118     110,177
 9              71,329      96,901     132,291     69,829      95,401     130,791
10 (age 65)     78,315     109,691     154,800     76,815     108,191     153,300
15              65,356     126,744     238,779     65,356     126,744     238,779
20              51,626     145,112     364,870     51,626     145,112     364,870
30 (age 85)      9,741     171,190     784,821      9,741     171,190     784,821

(1) If all planned premiums are paid as illustrated the Guarantee Period after the last payment will be for life.
(2) All payments are illustrated as if made at the beginning of the Policy
    Year.
(3) Assumes no policy loan or partial withdrawal has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POL-ICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

FINANCIAL STATEMENTS OF ACCOUNT A

The audited financial statements of Account A are listed below and included herein beginning on the following page:

Report of Independent Auditors
Financial Statements -- Audited

  Audited Statement of Assets and Liability --December 31, 1997

  Audited Statements of Operations for the Years ended December 31, 1997, 1996 and 1995

  Audited Statements of Changes in Net Assets for the Years ended December 31, 1997, 1996 and 1995

  Notes to Financial Statements

FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

The audited financial statements of Golden American prepared in accordance with generally accepted accounting principles ("GAAP") are listed below and included herein following the financial statements of Account A:

Report of Independent Auditors
Financial Statements -- Audited

  Consolidated Balance Sheets -- Post-Merger as of December 31, 1997 and Post-Acquisition as of December 31, 1996

  Consolidated Statements of Income -- Post-Merger for the period October 25, 1997 through December 31, 1997, Post-Acquisition for the periods January 1, 1997 through October 24, 1997, and August 14, 1996 through December 31, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the year ended December 31, 1995

  Consolidated Statements of Changes in Stockholder's Equity -- Post-Merger for the period October 25, 1997 through December 31, 1997, Post-Acquisition for the periods January 1, 1997 through October 24, 1997, and August 14, 1996 through December 31, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the year ended December 31, 1995

  Consolidated Statements of Cash Flows -- Post-Merger for the period October 25, 1997 through December 31, 1997, Post-Acquisition for the periods Janu-ary 1, 1997 through October 24, 1997, and August 14, 1996 through December 31, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the year ended December 31, 1995

  Notes to Consolidated Financial Statements --December 31, 1997

The financial statements of Golden American, which are included herein should be distinguished from the Financial Statements of Account A and should be con-sidered only as bearing on the ability of Golden American to meet its obliga-tions under the Policies. They should not be considered as bearing on the in-vestment performance of the assets held in Account A.

                              FINANCIAL STATEMENTS

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A

                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                      WITH REPORT OF INDEPENDENT AUDITORS

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                              FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                               TABLE OF CONTENTS

Report of Independent Auditors..............................................  50
Audited Financial Statements
Statement of Assets and Liability...........................................  51
Statements of Operations....................................................  52
Statements of Changes in Net Assets.........................................  58
Notes to Financial Statements...............................................  64

 FINANCIAL STATEMENTS OF SEPARATE ACCOUNT A

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Golden American Life Insurance Company

  We have audited the accompanying statement of assets and liability of Sepa-rate Account A as of December 31, 1997, and the related statements of opera-tions and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account A at De-cember 31, 1997, and the results of its operations and changes in its net as-sets for each of the periods indicated therein in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP

Des Moines, Iowa
February 12, 1998

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                       STATEMENT OF ASSETS AND LIABILITY

                               DECEMBER 31, 1997
                             (DOLLARS IN THOUSANDS)

                                                                       COMBINED
                                                                       --------
ASSETS
 Investments at net asset value:
  The GCG Trust:
   Liquid Asset Series, 2,179,480 shares (cost--$2,179)............... $ 2,179
   Limited Maturity Bond Series, 88,854 shares (cost--$966)...........     916
   Hard Assets Series, 46,960 shares (cost--$958).....................     707
   All-Growth Series, 148,872 shares (cost--$2,087)...................   2,050
   Real Estate Series, 43,042 shares (cost--$800).....................     786
   Fully Managed Series, 174,085 shares (cost--$2,577)................   2,738
   Multiple Allocation Series, 181,362 shares (cost--$2,312)..........   2,374
   Capital Appreciation Series, 341,957 shares (cost--$5,818).........   6,035
   Rising Dividends Series, 231,684 shares (cost--$3,760).............   4,643
   Emerging Markets Series, 116,971 shares (cost--$1,203).............   1,029
   Value Equity Series, 183,130 shares (cost--$2,843).................   2,954
   Strategic Equity Series, 95,893 shares (cost--$1,178)..............   1,307
   Small Cap Series, 167,160 shares (cost--$2,081)....................   2,215
   Managed Global Series, 48,135 shares (cost--$595)..................     552
  Equi-Select Series Trust:
   OTC Portfolio, 28,290 shares (cost--$416)..........................     448
   Growth & Income Portfolio, 75,039 shares (cost--$1,152)............   1,085
   Research Portfolio, 48,590 shares (cost--$891).....................     872
   Total Return Portfolio, 33,572 shares (cost--$513).................     516
   Value + Growth Portfolio, 33,263 shares (cost--$478)...............     440
                                                                       -------
    TOTAL ASSETS (cost--$32,807)......................................  33,846
LIABILITY
 Payable to Golden American Life Insurance Company for charges and
 fees.................................................................      81
                                                                       -------
    TOTAL NET ASSETS.................................................. $33,765
                                                                       =======
NET ASSETS
 For variable life insurance policies................................. $31,336
 Retained in Separate Account A by Golden American Life Insurance
 Company..............................................................   2,429
                                                                       -------
    TOTAL NET ASSETS.................................................. $33,765
                                                                       =======

                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                             (DOLLARS IN THOUSANDS)

                               LIQUID ASSET          LIMITED MATURITY              HARD ASSETS
                                 DIVISION              BOND DIVISION                DIVISION
                          ----------------------- -------------------------  ------------------------
                           1997    1996    1995    1997     1996     1995     1997    1996     1995
                          ------- ------- ------- -------  -------  -------  ------- -------  -------
INVESTMENT INCOME (LOSS)
 Income:
 Dividends..............  $   117 $    85 $    44 $    68  $   119       --  $    73 $     2  $     3
 Capital gains distribu-
 tions..................       --      --      --      --       --       --       79      60       --
                          ------- ------- ------- -------  -------  -------  ------- -------  -------
 Total investment in-
 come...................      117      85      44      68      119       --      152      62        3
 Expenses:
 Mortality and expense
 risk and asset based
 administrative
 charges................       22      17       8       9       10  $     6        9       3        1
                          ------- ------- ------- -------  -------  -------  ------- -------  -------
Net investment income
(loss)..................       95      68      36      59      109       (6)     143      59        2
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVEST-
MENTS
 Net realized gain
 (loss) on investments..       --      --      --     (24)      39        1      174      28        4
 Net unrealized appreci-
 ation (depreciation) of
 investments............       --      --      --      19     (113)      67    (248)      (7)       9
                          ------- ------- ------- -------  -------  -------  ------- -------  -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $    95 $    68 $    36 $    54  $    35  $    62  $    69 $    80  $    15
                          ======= ======= ======= =======  =======  =======  ======= =======  =======

-------------
(a)Commencement of operations, January 1, 1995
(b)Commencement of operations, October 2, 1995
(c)Commencement of operations, January 30, 1996
(d)Commencement of operations, September 23, 1996
(e)Commencement of operations, October 2, 1996
(f)Commencement of operations, February 20, 1997
(g)Commencement of operations, February 21, 1997

                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                             (DOLLARS IN THOUSANDS)

                                ALL-GROWTH                REAL ESTATE              FULLY MANAGED
                                 DIVISION                  DIVISION                  DIVISION
                          ------------------------- ------------------------  ------------------------
                           1997     1996     1995    1997     1996    1995     1997     1996    1995
                          -------  -------  ------- -------  ------- -------  -------  ------- -------
INVESTMENT INCOME
 Income:
 Dividends..............  $     4  $    39  $    60 $    29  $    16 $     6  $    89  $    72 $    27
 Capital gains distribu-
 tions                         54        6       --      26        7      --      130       87      --
                          -------  -------  ------- -------  ------- -------  -------  ------- -------
 Total investment in-
 come...................       58       45       60      55       23       6      219      159      27
 Expenses:
 Mortality and expense
 risk and asset based
 administrative
 charges................       17       16        7       8        2       2       25       16      10
                          -------  -------  ------- -------  ------- -------  -------  ------- -------
Net investment income
(loss)..................       41       29       53      47       21       4      194      143      17
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVEST-
MENTS
 Net realized gain
 (loss) on investments..      (21)      (7)      73     144       27      (7)     179       18       3
 Net unrealized appreci-
 ation (depreciation) of
 investments............       55      (82)       5     (54)      27      27      (16)      77     169
                          -------  -------  ------- -------  ------- -------  -------  ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS ........  $    75  $   (60) $   131 $   137  $    75 $    24  $   357  $   238 $   189
                          =======  =======  ======= =======  ======= =======  =======  ======= =======

-------------
(a)Commencement of operations, January 1, 1995
(b)Commencement of operations, October 2, 1995
(c)Commencement of operations, January 30, 1996
(d)Commencement of operations, September 23, 1996
(e)Commencement of operations, October 2, 1996
(f)Commencement of operations, February 20, 1997
(g)Commencement of operations, February 21, 1997

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                                 MULTIPLE                  CAPITAL                 RISING
                                ALLOCATION              APPRECIATION              DIVIDENDS
                                 DIVISION                 DIVISION                DIVISION
                          ------------------------ ----------------------- -----------------------
                           1997    1996     1995    1997    1996    1995    1997    1996    1995
                          ------- -------  ------- ------- ------- ------- ------- ------- -------
INVESTMENT INCOME (LOSS)
 Income:
 Dividends..............  $   163 $    96  $   109 $   175 $    27 $    92 $    30 $    20 $     6
 Capital gains distribu-
 tions..................       80      85      --      347     168     --       79      17     --
                          ------- -------  ------- ------- ------- ------- ------- ------- -------
 Total investment in-
 come...................      243     181      109     522     195      92     109      37       6
 Expenses:
 Mortality and expense
 risk and asset based
 administrative
 charges................       21      18       15      31      19       8      33      17       6
                          ------- -------  ------- ------- ------- ------- ------- ------- -------
Net investment income
(loss)..................      222     163       94     491     176      84      76      20     --
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVEST-
MENTS
 Net realized gain
 (loss) on investments..       94      31       21     221      73     109     308      45      21
 Net unrealized appreci-
 ation (depreciation) of
 investments............       27     (50)     134     122     104       2     523     235     129
                          ------- -------  ------- ------- ------- ------- ------- ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $   343 $   144  $   249 $   834 $   353 $   195 $   907 $   300 $   150
                          ======= =======  ======= ======= ======= ======= ======= ======= =======

-------------
(a)  Commencement of operations, January 1, 1995
(b)  Commencement of operations, October 2, 1995
(c)  Commencement of operations, January 30, 1996
(d)  Commencement of operations, September 23, 1996
(e)  Commencement of operations, October 2, 1996
(f)  Commencement of operations, February 20, 1997
(g)  Commencement of operations, February 21, 1997

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                                 EMERGING                     VALUE                 STRATEGIC
                                  MARKETS                    EQUITY                  EQUITY
                                 DIVISION                   DIVISION                DIVISION
                          -------------------------  ----------------------- -----------------------
                           1997     1996     1995     1997    1996   1995(a)  1997    1996   1995(b)
                          -------  -------  -------  ------- ------- ------- ------- ------- -------
INVESTMENT INCOME (LOSS)
 Income:
 Dividends..............       $2      --       --   $   210 $    27 $    10 $    64 $     6     --
 Capital gains distribu-
 tions..................      --       --       --        51      49     --        1       6     --
                          -------  -------  -------  ------- ------- ------- ------- ------- -------
 Total investment in-
 come...................        2      --       --       261      76      10      65      12     --
 Expenses:
 Mortality and expense
 risk and asset based
 administrative
 charges................       12  $     9  $     6       19      10       1       9       2     --
                          -------  -------  -------  ------- ------- ------- ------- ------- -------
Net investment income
(loss)..................      (10)      (9)      (6)     242      66       9      56      10     --
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVEST-
MENTS
 Net realized gain
 (loss) on investments..       54      (21)     (93)     188      12       2      60      13     --
 Net unrealized appreci-
 ation (depreciation) of
 investments............     (184)      59       48       45      42      24     111      17     --
                          -------  -------  -------  ------- ------- ------- ------- ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $  (140) $    29  $   (51) $   475 $   120 $   $35 $   227 $    40     --
                          =======  =======  =======  ======= ======= ======= ======= ======= =======

-------------
(a)  Commencement of operations, January 1, 1995
(b)  Commencement of operations, October 2, 1995
(c)  Commencement of operations, January 30, 1996
(d)  Commencement of operations, September 23, 1996
(e)  Commencement of operations, October 2, 1996
(f)  Commencement of operations, February 20, 1997
(g)  Commencement of operations, February 21, 1997

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                               SMALL CAP      MANAGED GLOBAL         OTC
                               DIVISION          DIVISION         DIVISION
                            ----------------  ---------------- ---------------
                             1997    1996(c)   1997    1996(d)  1997   1996(e)
                            -------  -------  -------  ------- ------- -------
INVESTMENT INCOME (LOSS)
 Income:
 Dividends................       --       --  $    42       -- $    18      --
 Capital gains distribu-
 tions....................       --       --        2       --       1 $     4
                            -------  -------  -------  ------- ------- -------
 Total investment income..       --       --       44       --      19       4
 Expenses:
 Mortality and expense
 risk and asset based ad-
 ministrative charges
 charges..................  $    16  $     6        3       --       3      --
                            -------  -------  -------  ------- ------- -------
Net investment income
(loss)....................      (16)      (6)      41       --      16       4
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss)
 on investments...........      118        8       33       --      --       2
 Net unrealized apprecia-
 tion (depreciation) of
 investments..............      101       33      (44) $     1      36      (4)
                            -------  -------  -------  ------- ------- -------
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS................  $   203  $    35  $    30  $     1 $    52 $     2
                            =======  =======  =======  ======= ======= =======

-------------
(a) Commencement of operations, January 1, 1995
(b) Commencement of operations, October 2, 1995
(c) Commencement of operations, January 30, 1996
(d) Commencement of operations, September 23, 1996
(e) Commencement of operations, October 2, 1996
(f) Commencement of operations, February 20, 1997
(g) Commencement of operations, February 21, 1997

                            See accompanying notes

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                                                      TOTAL   VALUE +
                          GROWTH & INCOME  RESEARCH   RETURN   GROWTH
                             DIVISION      DIVISION  DIVISION DIVISION         COMBINED
                          ---------------- --------  -------- --------  -----------------------
                           1997    1996(e) 1997(f)   1997(g)  1997(g)    1997    1996    1995
                          -------  ------- --------  -------- --------  ------- ------- -------
INVESTMENT INCOME (LOSS)
 Income:
 Dividends..............  $    87       -- $    18   $    12       --   $ 1,201 $   509 $   357
 Capital gains distribu-
 tions..................        1       --       7         4       --       862     489      --
                          -------  ------- -------   -------  -------   ------- ------- -------
 Total investment in-
 come...................       88       --      25        16       --     2,063     998     357
 Expenses:
 Mortality and expense
 risk and asset based
 administrative charges
 charges................        7       --       3         2  $     2       251     145      70
                          -------  ------- -------   -------  -------   ------- ------- -------
Net investment income
(loss)..................       81       --      22        14       (2)    1,812     853     287
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVEST-
MENTS
 Net realized gain
 (loss) on investments..      142       --      70         7       55     1,802     268     134
 Net unrealized appreci-
 ation (depreciation) of
 investments............      (69) $     2     (19)        3      (38)      370     341     614
                          -------  ------- -------   -------  -------   ------- ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $   154  $     2 $    73   $    24  $    15   $ 3,984 $ 1,462 $ 1,035
                          =======  ======= =======   =======  =======   ======= ======= =======

-------------
(a) Commencement of operations, January 1, 1995
(b) Commencement of operations, October 2, 1995
(c) Commencement of operations, January 30, 1996
(d) Commencement of operations, September 23, 1996
(e) Commencement of operations, October 2, 1996
(f) Commencement of operations, February 20, 1997
(g) Commencement of operations, February 21, 1997

                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                             (DOLLARS IN THOUSANDS)

                               LIQUID ASSET             LIMITED MATURITY              HARD ASSETS
                                 DIVISION                 BOND DIVISION                DIVISION
                          -------------------------  -------------------------  -------------------------
                           1997     1996     1995     1997     1996     1995     1997     1996     1995
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
INCREASE (DECREASE) IN
NET ASSETS
 Operations:
 Net investment income
 (loss).................  $    95  $    68  $    36  $    59  $   109  $    (6) $   143  $    59  $     2
 Net realized gain
 (loss) on investments..      --       --       --       (24)      39        1      174       28        4
 Net unrealized appreci-
 ation (depreciation) of
 investments............      --       --       --        19     (113)      67     (248)      (7)       9
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
 Net increase (decrease)
 in net assets resulting
 from operations........       95       68       36       54       35       62       69       80       15
 Changes from policy re-
 lated transactions:
 Premiums...............   10,919   10,103    4,659       23        3      --        12        4      --
 Surrenders and other
 withdrawals............   (3,040)  (2,084)    (210)    (106)     (22)       1      (45)     (44)     (48)
 Net transfers among Di-
 visions and Fixed In-
 terest Division of
 Golden American........   (7,465)  (8,526)  (3,223)    (107)     334      177       87      375       49
 Net additions to (from)
 assets retained in the
 Account by Golden
 American...............       73      (23)      90      (20)      39      --         1       44      --
 Policy related charges
 and fees...............      (11)     (11)      (8)      (7)      (6)      (5)      (9)      (6)      (1)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
 Increase (decrease) in
 net assets from policy
 related transactions...      476     (541)   1,308     (217)     348      173       46      373      --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total increase (de-
 crease)................      571     (473)   1,344     (163)     383      235      115      453       15
NET ASSETS AT BEGINNING
OF PERIOD...............    1,603    2,076      732    1,077      694      459      590      137      122
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSETS AT END OF PE-
RIOD....................  $ 2,174  $ 1,603  $ 2,076  $   914  $ 1,077  $   694  $   705  $   590  $   137
                          =======  =======  =======  =======  =======  =======  =======  =======  =======

-------------
(a) Commencement of operations, January 1, 1995
(b) Commencement of operations, October 2, 1995
(c) Commencement of operations, January 30, 1996
(d) Commencement of operations, September 23, 1996
(e) Commencement of operations, October 2, 1996
(f) Commencement of operations, February 20, 1997
(g) Commencement of operations, February 21, 1997

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                                ALL-GROWTH                 REAL ESTATE               FULLY MANAGED
                                 DIVISION                   DIVISION                   DIVISION
                          -------------------------  -------------------------  -------------------------
                           1997     1996     1995     1997     1996     1995     1997     1996     1995
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
INCREASE (DECREASE) IN
NET ASSETS
 Operations:
 Net investment income
 (loss).................  $    41  $    29  $    53  $    47  $    21  $     4  $   194  $   143  $    17
 Net realized gain
 (loss) on investments..      (21)      (7)      73      144       27       (7)     179       18        3
 Net unrealized
 appreciation
 (depreciation) of
 investments............       55      (82)       5      (54)      27       27      (16)      77      169
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
 Net increase (decrease)
 in net assets resulting
 from operations........       75      (60)     131      137       75       24      357      238      189
 Changes from policy re-
 lated transactions:
 Premiums...............       52       22        5        8        1      --        55        5       22
 Surrenders and other
 withdrawals............      (61)     (32)     (13)     (21)      (3)      (3)    (336)    (131)     (14)
 Net transfers among
 Divisions and Fixed
 Interest Division of
 Golden American........      177      680      468      206      198     (228)     549      787      (20)
 Net additions to (from)
 assets retained in the
 Account by Golden
 American...............      (29)      63       43       25       20       (7)      40       80       (6)
 Policy related charges
 and fees...............      (14)     (13)      (6)      (7)      (2)      (1)     (26)     (13)     (11)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
 Increase (decrease) in
 net assets from policy
 related transactions...      125      720      497      211      214     (239)     282      728      (29)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total increase
 (decrease).............      200      660      628      348      289     (215)     639      966      160
NET ASSETS AT BEGINNING
OF PERIOD...............    1,847    1,187      559      436      147      362    2,093    1,127      967
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSETS AT END OF PE-
RIOD....................  $ 2,047  $ 1,847  $ 1,187  $   784  $   436  $   147  $ 2,732  $ 2,093  $ 1,127
                          =======  =======  =======  =======  =======  =======  =======  =======  =======

-------------
(a) Commencement of operations, January 1, 1995
(b) Commencement of operations, October 2, 1995
(c) Commencement of operations, January 30, 1996
(d) Commencement of operations, September 23, 1996
(e) Commencement of operations, October 2, 1996
(f) Commencement of operations, February 20, 1997
(g) Commencement of operations, February 21, 1997

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                            MULTIPLE ALLOCATION       CAPITAL APPRECIATION         RISING DIVIDENDS
                                 DIVISION                   DIVISION                   DIVISION
                          -------------------------  -------------------------  ------------------------
                           1997     1996     1995     1997     1996     1995     1997    1996     1995
                          -------  -------  -------  -------  -------  -------  ------- -------  -------
INCREASE (DECREASE) IN
NET ASSETS
 Operations:
 Net investment income
 (loss).................  $   222  $   163  $    94  $   491  $   176  $    84  $    76 $    20      --
 Net realized gain
 (loss) on investments..       94       31       21      221       73      109      308      45  $    21
 Net unrealized appreci-
 ation (depreciation) of
 investments............       27      (50)     134      122      104        2      523     235      129
                          -------  -------  -------  -------  -------  -------  ------- -------  -------
 Net increase (decrease)
 in net assets resulting
 from operations........      343      144      249      834      353      195      907     300      150
 Changes from policy
 related transactions:
 Premiums...............       97       18       50       82        7      --       182      37       35
 Surrenders and other
 withdrawals............     (122)    (152)     (86)    (368)    (145)     (14)   (149)     (79)     (60)
 Net transfers among Di-
 visions and Fixed In-
 terest Division of
 Golden American........       33      454       91    2,574    1,292      395    1,058   1,355      365
 Net additions to (from)
 assets retained in the
 Account by Golden
 American...............        7       38        6      225      151       40      105     161       35
 Policy related charges
 and fees...............      (18)     (15)     (13)     (43)     (27)      (9)    (41)     (19)      (9)
                          -------  -------  -------  -------  -------  -------  ------- -------  -------
 Increase (decrease) in
 net assets from policy
 related transactions...       (3)     343       48    2,470    1,278      412    1,155   1,455      366
                          -------  -------  -------  -------  -------  -------  ------- -------  -------
 Total increase (de-
 crease)................      340      487      297    3,304    1,631      607    2,062   1,755      516
NET ASSETS AT BEGINNING
OF PERIOD...............    2,029    1,542    1,245    2,719    1,088      481    2,569     814      298
                          -------  -------  -------  -------  -------  -------  ------- -------  -------
NET ASSETS AT END OF PE-
RIOD....................  $ 2,369  $ 2,029  $ 1,542  $ 6,023  $ 2,719  $ 1,088  $ 4,631 $ 2,569  $   814
                          =======  =======  =======  =======  =======  =======  ======= =======  =======

-------------
(a) Commencement of operations, January 1, 1995
(b) Commencement of operations, October 2, 1995
(c) Commencement of operations, January 30, 1996
(d) Commencement of operations, September 23, 1996
(e) Commencement of operations, October 2, 1996
(f) Commencement of operations, February 20, 1997
(g) Commencement of operations, February 21, 1997

                            See accompanying notes

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                             EMERGING MARKETS             VALUE EQUITY             STRATEGIC EQUITY
                                 DIVISION                   DIVISION                   DIVISION
                          -------------------------  -------------------------  -------------------------
                           1997     1996     1995     1997     1996    1995(a)   1997     1996    1995(b)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
INCREASE (DECREASE) IN
NET ASSETS
 Operations:
 Net investment income
 (loss).................  $   (10) $    (9) $    (6) $   242  $    66  $     9  $    56  $    10      --
 Net realized gain
 (loss) on investments..       54      (21)     (93)     188       12        2       60       13      --
 Net unrealized appreci-
 ation (depreciation) of
 investments............     (184)      59       48       45       42       24      111       17      --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
 Net increase (decrease)
 in net assets resulting
 from operations........     (140)      29      (51)     475      120       35      227       40      --
 Changes from policy
 related transactions:
 Premiums...............       48        5       23       93        8      --        45      --       --
 Surrenders and other
 withdrawals............      (17)    (118)     (48)    (107)     (31)     --       (17)      (1)     --
 Net transfers among Di-
 visions and Fixed In-
 terest Division of
 Golden American........       48      527      138      735    1,130      309      467      424  $    23
 Net additions to (from)
 assets retained in the
 Account by Golden
 American...............      (20)      45       (6)      59      130       27       53       51        2
 Policy related charges
 and fees...............      (11)     (10)      (8)     (21)     (12)      (2)      (7)      (2)     --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
 Increase (decrease) in
 net assets from policy
 related transactions...       48      449       99      759    1,225      334      541      472       25
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total increase (de-
 crease)................      (92)     478       48    1,234    1,345      369      768      512       25
NET ASSETS AT BEGINNING
OF PERIOD...............    1,119      641      593    1,714      369      --       537       25      --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSETS AT END OF PE-
RIOD....................  $ 1,027  $ 1,119  $   641  $ 2,948  $ 1,714  $   369  $ 1,305  $   537  $    25
                          =======  =======  =======  =======  =======  =======  =======  =======  =======

-------------
(a) Commencement of operations, January 1, 1995
(b) Commencement of operations, October 2, 1995
(c) Commencement of operations, January 30, 1996
(d) Commencement of operations, September 23, 1996
(e) Commencement of operations, October 2, 1996
(f) Commencement of operations, February 20, 1997
(g) Commencement of operations, February 21, 1997

                            See accompanying notes

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                              SMALL CAP      MANAGED GLOBAL          OTC
                              DIVISION          DIVISION          DIVISION
                           ----------------  ----------------  ---------------
                            1997    1996(c)   1997    1996(d)   1997   1996(e)
                           -------  -------  -------  -------  ------- -------
INCREASE (DECREASE) IN
NET ASSETS
 Operations:
 Net investment income
 (loss)..................  $   (16) $    (6) $    41  $   --   $    16 $     4
 Net realized gain (loss)
 on investments..........      118        8       33      --       --        2
 Net unrealized apprecia-
 tion (depreciation) of
 investments.............      101       33      (44)       1       36      (4)
                           -------  -------  -------  -------  ------- -------
 Net increase (decrease)
 in net assets resulting
 from operations.........      203       35       30        1       52       2
 Changes from policy re-
 lated transactions:
 Premiums................       98        8        6       (2)      38       1
 Surrenders and other
 withdrawals.............      (40)      (5)      (4)     --      (10)     --
 Net transfers among Di-
 visions and Fixed Inter-
 est Division of Golden
 American................      643    1,134      386       87      269      72
 Net additions to (from)
 assets retained in the
 Account by Golden Ameri-
 can.....................       38      125       43        8       20       7
 Policy related charges
 and fees................      (20)     (10)      (5)     --       (5)      (1)
                           -------  -------  -------  -------  ------- -------
 Increase (decrease) in
 net assets from policy
 related transactions....      719    1,252      426       93      312      79
                           -------  -------  -------  -------  ------- -------
 Total increase (de-
 crease).................      922    1,287      456       94      364      81
NET ASSETS AT BEGINNING
OF PERIOD................    1,287      --        94      --        81     --
                           -------  -------  -------  -------  ------- -------
NET ASSETS AT END OF PE-
RIOD.....................  $ 2,209  $ 1,287  $   550  $    94  $   445 $    81
                           =======  =======  =======  =======  ======= =======

-------------
(a) Commencement of operations, January 1, 1995
(b) Commencement of operations, October 2, 1995
(c) Commencement of operations, January 30, 1996
(d) Commencement of operations, September 23, 1996
(e) Commencement of operations, October 2, 1996
(f) Commencement of operations, February 20, 1997
(g) Commencement of operations, February 21, 1997

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995, EXCEPT AS NOTED
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                          GROWTH & INCOME  RESEARCH  TOTAL RETURN VALUE + GROWTH
                             DIVISION      DIVISION    DIVISION      DIVISION           COMBINED
                          ---------------- --------  ------------ -------------- -------------------------
                           1997    1996(e) 1997(f)     1997(g)       1997(g)      1997     1996     1995
                          -------  ------- --------  ------------ -------------- -------  -------  -------
INCREASE (DECREASE) IN
NET ASSETS
 Operations:
 Net investment income
 (loss).................  $    81      --  $    22     $    14       $    (2)    $ 1,812  $   853  $   287
 Net realized gain
 (loss) on investments..      142      --       70           7            55       1,802      268      134
 Net unrealized appreci-
 ation (depreciation) of
 investments............      (69) $     2     (19)          3           (38)        370      341      614
                          -------  ------- -------     -------       -------     -------  -------  -------
 Net increase (decrease)
 in net assets resulting
 from operations........      154        2      73          24            15       3,984    1,462    1,035
 Changes from policy re-
 lated transactions:
 Premiums...............       78        1      10           1            16      11,863   10,221    4,794
 Surrenders and other
 withdrawals............       (4)     --       (4)         (1)          --       (4,452)  (2,847)    (495)
 Net transfers among Di-
 visions and Fixed In-
 terest Division of
 Golden American........      798       71     721         483           229       1,891      394   (1,456)
 Net additions to (from)
 assets retained in the
 Account by Golden
 American...............      (15)       9      77          10           186         878      948      224
 Policy related charges
 and fees...............      (13)     --       (8)         (3)           (8)       (277)    (147)     (73)
                          -------  ------- -------     -------       -------     -------  -------  -------
 Increase (decrease) in
 net assets from policy
 related transactions...      844       81     796         490           423       9,903    8,569    2,994
                          -------  ------- -------     -------       -------     -------  -------  -------
 Total increase (de-
 crease)................      998       83     869         514           438      13,887   10,031    4,029
NET ASSETS AT BEGINNING
OF PERIOD...............       83      --      --          --            --       19,878    9,847    5,818
                          -------  ------- -------     -------       -------     -------  -------  -------
NET ASSETS AT END OF PE-
RIOD....................  $ 1,081  $    83 $   869     $   514       $   438     $33,765  $19,878  $ 9,847
                          =======  ======= =======     =======       =======     =======  =======  =======

-------------
(a) Commencement of operations, January 1, 1995
(b) Commencement of operations, October 2, 1995
(c) Commencement of operations, January 30, 1996
(d) Commencement of operations, September 23, 1996
(e) Commencement of operations, October 2, 1996
(f) Commencement of operations, February 20, 1997
(g) Commencement of operations, February 21, 1997

                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

NOTE 1--ORGANIZATION
  Separate Account A (the "Account") was established by Golden American Life Insurance Company ("Golden American") to support the operations of flexible premium variable life insurance policies ("Policies"). Golden American is pri-marily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. The Account is registered as a unit investment trust with the Secu-rities and Exchange Commission under the Investment Company Act of 1940, as amended. Golden American provides for variable accumulation and benefits under the Policies by crediting insurance premiums to one or more divisions within the Account or the Golden American Fixed Interest Division which is not part of the Account, as elected by the Policyowners. The portion of the Account's assets applicable to Policies will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American. The assets and liabilities of the Account are clearly identi-fied and distinguished from the other assets and liabilities of Golden Ameri-can.

  At December 31, 1997, the Account had under GoldenSelect Policies, nineteen investment divisions: the Liquid Asset, the Limited Maturity Bond, the Hard Assets (formerly the Natural Resources Division), the All-Growth, the Real Es-tate, the Fully Managed, the Multiple Allocation, the Capital Appreciation, the Rising Dividends, the Emerging Markets, the Value Equity (commenced opera-tions January 1995), the Strategic Equity (commenced operations October 1995), the Small Cap (commenced operations January 1996), the Managed Global (com-menced operations September 1996), the OTC and the Growth & Income (commenced operations October 1996), the Research, the Total Return and the Value + Growth (commenced operations February 1997) ("Divisions"). The assets in each Division are invested in shares of a designated series ("Series", which may also be referred to as a "Portfolio") of mutual funds, of The GCG Trust or the Equi-Select Series Trust (the "Trusts").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of the significant accounting policies of the Ac-count:

  Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those es-timates.

  Investments: Investments are made in shares of a Series or Portfolio of the Trusts and are valued at the net asset value per share of the respective Se-ries or Portfolio of the Trusts. Investment transactions in each Series or Portfolio of the Trusts are recorded on the trade date. Distributions of net investment income and capital gains of each Series or Portfolio of the Trusts are recognized on the ex-distribution date. Realized gains and losses on re-demptions of the shares of the Series or Portfolio of the Trusts are deter-mined on the basis of specific identification.

  Federal Income Taxes: Operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capi-tal gains of the Account attributable to the Policyowners are excluded in the determination of the federal income tax liability of Golden American.

NOTE 3--CHARGES AND FEES
  Under the terms of the Policies, certain charges are allocated to the Poli-cies to cover Golden American's expenses in connection with the issuance and administration of the Policies. A summary of these charges follows:

  Mortality and Expense Risk and Asset Based Administrative Charges: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Policies, deducts a daily charge from the assets of the Account at annual rates of either .80% or .90% of the assets attributable to the Policies to cover these risks. For certain policies, a daily asset based administrative charge at an annual rate of .10% is deducted from assets attributable to Policies.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                               DECEMBER 31, 1997
NOTE 3--CHARGES AND FEES (CONTINUED)
  Administrative Charges: An administrative charge of $200 (single life) or $300 (joint life) is made to cover the cost of underwriting and issuing a Pol-icy. The charge is deducted in quarterly installments on each Policy during the first Policy year. In addition, a quarterly administrative charge of $10 per Policy is deducted quarterly to cover ongoing administrative expenses.

  Mortality Cost: A mortality cost is deducted equal to the cost of providing coverage under the Policy. The cost is based on each insurer's sex, attained age, and underwriting class. The maximum cost of insurance is shown in the Policy.

  Minimum Death Benefit Guarantee Charge: A minimum death benefit guarantee charge is made of a maximum per year of $0.60 per $1,000 of face or net amount at risk, as defined in each Policy. The charge is deducted in equal install-ments on each Policy quarterly processing date during the guarantee period.

  Deferred Sales Load: Under Policies offered subsequent to October 1995, a sales load of 6% of premium is deducted in equal installments over a six-year period. Under Policies offered prior to October 1995, a sales load of up to 7.5% was applicable to each premium payment for sales-related expenses as specified in the Policy. For the policies previously offered, the sales load is deducted in equal annual installments over the period the Policy is in force, not to exceed ten years. The sales load, on all policies, is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Policyowners. This amount is included in the accumulation value, and then deducted in equal installments on each Policy anniversary date over a period of either six or ten years. Upon surrender of the Policy, the unamortized deferred sales load is deducted from the accumulation value by Golden American.

  Deferred Face Amount Charge: There is a charge of an amount per $1,000 of initial face amount and any increases in face amount deducted in equal in-stallments over a six year period following receipt of the initial premium or increase in face amount. This charge varies based on the age and sex of the insured and the Policy chosen. This charge will never exceed a maximum of $12 per $1,000 of face amount. A portion of this charge is considered to be an ad-ditional sales load.

  Premium Taxes: Premiums are subject to a charge for premium and other state and local taxes. The amount and timing of the deduction depend on the state of residence and currently ranges up to 4.0% of premiums. Although the premium tax is chargeable to each premium when received, the amount of such charge is initially advanced by Golden American to Policyowners and included as a compo-nent of the Policyowner's investment value and then deducted in equal install-ments on each Policy anniversary date over a period of either six or ten years. Upon the surrender of the Policy, any unamortized premium taxes are de-ducted from the Policyowner's investment value. For some policies, the de-ferred premium taxes are collected in one installment at the end of the Policy processing period following the premium collection.

  Loan Charge: A current net loan charge of up to 1.00% is made based on the Policy loan amount on policies that allow loans. The charge is accrued daily, as applicable, and deducted on each Policy anniversary date.

  Other Charges: Twelve free investment re-allocations among Divisions per Policy are allowed each Policy year. For each additional investment re-alloca-tion, a $25 charge may be made from the amount transferred from each Division. For each partial withdrawal in excess of four per year, a charge is made equal to the lesser of $25 and 2% of the amount withdrawn.

  Fees Waived: Certain charges and fees for various types of policies are cur-rently waived by Golden American. Golden American reserves the right to dis-continue these waivers at its discretion or to conform with changes in the law.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                               DECEMBER 31, 1997
NOTE 3--CHARGES AND FEES (CONTINUED)
  Net assets retained in the Account by Golden American in the accompanying fi-nancial statements represent the unamortized deferred sales load and premium taxes advanced by Golden American, previously noted. Net assets retained for the periods ended December 31, 1997, 1996 and 1995 were as follows:

                                                            COMBINED
                                                    ---------------------------
                                                      1997      1996     1995
                                                    --------  --------  -------
                                                     (DOLLARS IN THOUSANDS)
   Balance at beginning of period.................  $  1,551  $    603  $  379
   Sales load advanced............................       825       758     259
   Premium tax advanced...........................       322       304     100
   Net transfer from Fixed Interest Division......        94        38     --
   Amortization of deferred sales load and premium
   tax............................................      (363)     (152)   (135)
                                                    --------  --------  ------
   Balance at end of period.......................  $  2,429  $  1,551  $  603
                                                    ========  ========  ======

NOTE 4--PURCHASES AND SALES OF INVESTMENT SECURITIES
  The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                          YEAR ENDED DECEMBER 31
                           ----------------------------------------------------
                                 1997              1996              1995
                           ----------------- ----------------- ----------------
                           PURCHASES  SALES  PURCHASES  SALES  PURCHASES SALES
                           --------- ------- --------- ------- --------- ------
                                          (DOLLARS IN THOUSANDS)
The GCG Trust:
 Liquid Asset Series.....   $13,442  $12,871  $ 9,546  $10,017  $ 5,306  $3,962
 Limited Maturity Bond
  Series.................     3,241    3,399    1,100      642      309     142
 Hard Assets Series......     4,335    4,146      576      140       79      77
 All-Growth Series.......     1,263    1,099    1,918    1,168    1,501     950
 Real Estate Series......     6,843    6,584      337      102       98     334
 Fully Managed Series....     1,229      751    1,054      180      226     236
 Multiple Allocation Se-
  ries...................       908      689      915      408      553     413
 Capital Appreciation Se-
  ries...................     3,945      981    2,513    1,054    1,460     961
 Rising Dividends Se-
  ries...................     2,021      785    1,653      174      536     168
 Emerging Markets Se-
  ries...................       588      551      777      335      481     388
 Value Equity Series.....     1,952      949    1,390       94      367      25
 Strategic Equity Se-
  ries...................     1,079      482      583      100       25      --
 Small Cap Series........     2,239    1,535    1,404      153       --      --
 Managed Global Series...       809      340       96        3       --      --
Equi-Select Series Trust:
 OTC Portfolio...........       416       82      127       47       --      --
 Growth & Income Portfo-
  lio....................     4,003    3,074       81       --       --      --
 Research Portfolio......     1,563      742       --       --       --      --
 Total Return Portfolio..       571       65       --       --       --      --
 Value + Growth Portfo-
  lio....................     2,605    2,182       --       --       --      --
                            -------  -------  -------  -------  -------  ------
 TOTAL...................   $53,052  $41,307  $24,070  $14,617  $10,941  $7,656
                            =======  =======  =======  =======  =======  ======

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                               DECEMBER 31, 1997

NOTE 5--SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
  Policyowner transactions in units were as follows:

                                          YEAR ENDED DECEMBER 31
                           ----------------------------------------------------
                                 1997              1996              1995
                           ----------------- ----------------- ----------------
                           PURCHASES  SALES  PURCHASES  SALES  PURCHASE  SALES
                           --------- ------- --------- ------- -------- -------
Liquid Asset Division....   973,006  937,639  751,988  792,125 445,345  346,247
Limited Maturity Bond
Division.................   195,361  208,941   64,993   41,870  21,819    9,470
Hard Assets Division.....   181,583  177,600   29,493    9,091   5,298    5,102
All-Growth Division......    80,436   73,085  131,273   83,029 112,852   77,153
Real Estate Division.....   276,497  266,809   15,888    4,944   6,513   23,082
Fully Managed Division...    55,134   38,235   55,652   11,003  16,877   18,610
Multiple Allocation
Division.................    34,857   34,416   43,404   23,182  29,953   25,061
Capital Appreciation
Division.................   159,349   46,074  148,680   67,690 106,129   74,482
Rising Dividends
Division.................   107,589   42,323  113,046   12,227  46,340   14,004
Emerging Markets
Division.................    56,756   54,201   78,278   33,532  51,859   39,746
Value Equity Division....   102,289   59,623   96,086    6,366  29,415    1,930
Strategic Equity
Division.................    81,966   36,885   51,542    8,565   2,559      --
Small Cap Division.......   187,527  125,606  121,574   12,919     --       --
Managed Global Division..    65,487   27,970    8,986      250     --       --
OTC Division.............    23,612    4,933    8,153    3,011     --       --
Growth & Income Divsion..   267,409  204,064    6,613        4     --       --
Research Division........    84,489   38,856      --       --      --       --
Total Return Division....    35,701    4,087      --       --      --       --
Value + Growth Division..   177,892  144,389      --       --      --       --

NOTE 6--NET ASSETS
  Net assets at December 31, 1997 consisted of the following:

                                  LIMITED
                          LIQUID  MATURITY   HARD     ALL-     REAL    FULLY
                          ASSET     BOND    ASSETS   GROWTH   ESTATE  MANAGED
                         DIVISION DIVISION DIVISION DIVISION DIVISION DIVISION
                         -------- -------- -------- -------- -------- --------
                                        (DOLLARS IN THOUSANDS)
Unit transactions.......  $1,875    $734     $523    $1,834    $516    $1,958
Accumulated net
investment income
(loss)..................     299     230      433       250     282       613
Net unrealized
appreciation
(depreciation) of
investments.............     --      (50)    (251)      (37)    (14)      161
                          ------    ----     ----    ------    ----    ------
                          $2,174    $914     $705    $2,047    $784    $2,732
                          ======    ====     ====    ======    ====    ======


                          MULTIPLE    CAPITAL     RISING   EMERGING  VALUE   STRATEGIC
                         ALLOCATION APPRECIATION DIVIDENDS MARKETS   EQUITY   EQUITY
                          DIVISION    DIVISION   DIVISION  DIVISION DIVISION DIVISION
                         ---------- ------------ --------- -------- -------- ---------
                                            (DOLLARS IN THOUSANDS)
Unit transactions.......   $1,532      $4,610     $3,277    $1,240   $2,319   $1,037
Accumulated net
investment income
(loss)..................      775       1,196        471       (39)     518      139
Net unrealized
appreciation
(depreciation) of
investments.............       62         217        883      (174)     111      129
                           ------      ------     ------    ------   ------   ------
                           $2,369      $6,023     $4,631    $1,027   $2,948   $1,305
                           ======      ======     ======    ======   ======   ======

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                               DECEMBER 31, 1997
NOTE 6--NET ASSETS (CONTINUED)
  Net assets at December 31, 1997 consisted of the following:

                          SMALL   MANAGED           GROWTH &           TOTAL   VALUE +
                           CAP     GLOBAL    OTC     INCOME  RESEARCH  RETURN   GROWTH
                         DIVISION DIVISION DIVISION DIVISION DIVISION DIVISION DIVISION COMBINED
                         -------- -------- -------- -------- -------- -------- -------- --------
                                                 (DOLLARS IN THOUSANDS)
Unit transactions.......  $1,971    $519     $391    $  925    $796     $490     $423   $26,970
Accumulated net
investment income
(loss)..................     104      74       22       223      92       21       53     5,756
Net unrealized
appreciation
(depreciation) of
investments.............     134     (43)      32       (67)    (19)       3      (38)    1,039
                          ------    ----     ----    ------    ----     ----     ----   -------
                          $2,209    $550     $445    $1,081    $869     $514     $438   $33,765
                          ======    ====     ====    ======    ====     ====     ====   =======

NOTE 7--UNIT VALUES
  Accumulation unit value information (which is based on total assets) for units outstanding by contract type as of December 31, 1997 was as follows:

                                                                      TOTAL
SERIES                                          UNITS  UNIT VALUE   UNIT VALUE
------                                         ------- ---------- --------------
                                                                  (IN THOUSANDS)
LIQUID ASSET
Variable Life--Single.........................   9,290   $14.51       $ 135
Variable Life--Joint.......................... 142,804    14.32       2,044
                                                                      -----
                                                                      2,179
LIMITED MATURITY BOND
Variable Life--Single.........................   7,442    16.73         124
Variable Life--Joint..........................  48,085    16.46         792
                                                                      -----
                                                                        916
HARD ASSETS
Variable Life--Single.........................   1,745    21.69          38
Variable Life--Joint..........................  31,412    21.30         669
                                                                      -----
                                                                        707
ALL-GROWTH
Variable Life--Single.........................  13,627    15.10         205
Variable Life--Joint.......................... 124,785    14.79       1,845
                                                                      -----
                                                                      2,050
REAL ESTATE
Variable Life--Single.........................   7,211    26.90         194
Variable Life--Joint..........................  22,467    26.38         592
                                                                      -----
                                                                        786
FULLY MANAGED
Variable Life--Single.........................   3,060    20.66          63
Variable Life--Joint.......................... 131,396    20.36       2,675
                                                                      -----
                                                                      2,738
MULTIPLE ALLOCATION
Variable Life--Single.........................   9,918    21.59         214
Variable Life--Joint.......................... 101,527    21.28       2,160
                                                                      -----
                                                                      2,374

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                               DECEMBER 31, 1997
NOTE 7--UNIT VALUES (CONTINUED)

                                                                      TOTAL
SERIES                                          UNITS  UNIT VALUE   UNIT VALUE
------                                         ------- ---------- --------------
                                                                  (IN THOUSANDS)
CAPITAL APPRECIATION
Variable Life--Single.........................   7,837   $22.79       $  178
Variable Life--Joint.......................... 259,991    22.53        5,857
                                                                      ------
                                                                       6,035
RISING DIVIDENDS
Variable Life--Joint.......................... 227,515    20.41        4,643
EMERGING MARKETS
Variable Life--Single.........................      10     8.91          --
Variable Life--Joint.......................... 116,496     8.84        1,029
                                                                      ------
                                                                       1,029
VALUE EQUITY
Variable Life--Single.........................   2,774    18.59           51
Variable Life--Joint.......................... 157,097    18.48        2,903
                                                                      ------
                                                                       2,954
STRATEGIC EQUITY
Variable Life--Joint..........................  90,617    14.42        1,307
SMALL CAP
Variable Life--Joint.......................... 170,576    12.99        2,215
MANAGED GLOBAL
Variable Life--Joint..........................  46,253    11.93          552
OTC
Variable Life--Joint..........................  23,821    18.79          448
GROWTH & INCOME
Variable Life--Single.........................   3,347    15.57           52
Variable Life--Joint..........................  66,607    15.52        1,033
                                                                      ------
                                                                       1,085
RESEARCH
Variable Life--Joint..........................  45,633    19.11          872
TOTAL RETURN
Variable Life--Joint..........................  31,614    16.31          516
VALUE + GROWTH
Variable Life--Joint..........................  33,503    13.12          440

NOTE 8--YEAR 2000 (UNAUDITED)
  Based on a study of its computer software and hardware, Golden American has determined its exposure to the Year 2000 change of the century date issue. Management believes Golden American's systems are or will be substantially compliant by the Year 2000 and has engaged external consultants to validate this assumption. The only system known to be affected by this issue is a sys-tem maintained by an affiliate who will incur the related costs to make the system compliant. To mitigate the effect of outside influences and other de-pendencies relative to Year 2000, Golden American will be contacting signifi-cant customers, suppliers and other third parties. To the extent these third parties would be unable to transact business in the year 2000 and thereafter, Golden American's operations could be adversely affected.

______________________________________________________________________________

FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY
For the year ended December 31, 1997




REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Golden American Life Insurance Company

We have audited the accompanying consolidated balance sheets of Golden American Life Insurance Company as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for the periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996, and January 1, 1996 through August 13, 1996, and the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golden American Life Insurance Company at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for the periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996, and January 1, 1996 through August 13, 1996, and the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                   s/Ernst & Young LLP


Des Moines, Iowa
February 12, 1998

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY

                        CONSOLIDATED BALANCE SHEETS
                (Dollars in thousands, except per share data)

                                            POST-MERGER      POST-ACQUISITION
                                        ______________________________________
                                         December 31, 1997 | December 31, 1996
                                        ___________________| _________________
                                                           |
ASSETS                                                     |
                                                           |
Investments:                                               |
 Fixed maturities, available for sale,                     |
  at fair value (cost: 1997 - $413,288;                    |
  1996 - $275,153)                                $414,401 |         $275,563
 Equity securities, at fair value                          |
  (cost: 1997 - $4,437; 1996 - $36)                  3,904 |               33
 Mortgage loans on real estate                      85,093 |           31,459
 Policy loans                                        8,832 |            4,634
 Short-term investments                             14,460 |           12,631
                                        ___________________| _________________
Total investments                                  526,690 |          324,320
                                                           |
Cash and cash equivalents                           21,039 |            5,839
                                                           |
Due from affiliates                                    827 |               --
                                                           |
Accrued investment income                            6,423 |            4,139
                                                           |
Deferred policy acquisition costs                   12,752 |           11,468
                                                           |
Present value of in force acquired                  43,174 |           83,051
                                                           |
Current income taxes recoverable                       272 |               --
                                                           |
Deferred income tax asset                           36,230 |               --
                                                           |
Property and equipment, less allowances                    |
 for depreciation of $97 in 1997 and                       |
 $63 in 1996                                         1,567 |              699
                                                           |
Goodwill, less accumulated amortization                    |
 of $630 in 1997 and $589 in 1996                  150,497 |           38,665
                                                           |
Other assets                                           195 |            2,471
                                                           |
Separate account assets                          1,646,169 |        1,207,247
                                        ___________________| _________________
Total assets                                    $2,445,835 |       $1,677,899
                                        ===================| =================

                                            POST-MERGER      POST-ACQUISITION
                                        ______________________________________
                                         December 31, 1997 | December 31, 1996
                                        ___________________| _________________
                                                           |
LIABILITIES AND STOCKHOLDER'S EQUITY                       |
                                                           |
Policy liabilities and accruals:                           |
 Future policy benefits:                                   |
  Annuity and interest sensitive life                      |
   products                                       $505,304 |         $285,287
  Unearned revenue reserve                           1,189 |            2,063
 Other policy claims and benefits                       10 |               --
                                        ___________________| _________________
                                                   506,503 |          287,350
                                                           |
Deferred income tax liability                           -- |              365
Line of credit with affiliate                       24,059 |               --
Surplus note                                        25,000 |           25,000
Due to affiliates                                       80 |            1,504
Other liabilities                                   16,711 |           15,949
Separate account liabilities                     1,646,169 |        1,207,247
                                        ___________________| _________________
                                                 2,218,522 |        1,537,415
                                                           |
Commitments and contingencies                              |
                                                           |
Stockholder's equity:                                      |
 Common stock, par value $10 per share,                    |
  authorized, issued and outstanding                       |
  250,000 shares                                     2,500 |            2,500
 Additional paid-in capital                        224,997 |          137,372
 Unrealized appreciation (depreciation)                    |
  of securities at fair value                          241 |              262
 Retained earnings (deficit)                          (425)|              350
                                        ___________________| _________________
Total stockholder's equity                         227,313 |          140,484
                                        ___________________| _________________
Total liabilities and stockholder's                        |
 equity                                         $2,445,835 |       $1,677,899
                                        ===================| =================


                         See accompanying notes.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                            (Dollars in thousands)

                                              POST-MERGER     POST-ACQUISITION
                                           ___________________________________
                                              For the period |  For the period
                                            October 25, 1997 | January 1, 1997
                                                     through |         through
                                           December 31, 1997 |October 24, 1997
                                           __________________|________________
                                                             |
                                                             |
Revenues:                                                    |
 Annuity and interest sensitive life                         |
  product charges                                     $3,834 |        $18,288
 Management fee revenue                                  508 |          2,262
 Net investment income                                 5,127 |         21,656
 Realized gains (losses) on investments                   15 |            151
 Other income                                            236 |            426
                                           __________________|________________
                                                       9,720 |         42,783
                                                             |
                                                             |
Insurance benefits and expenses:                             |
 Annuity and interest sensitive life benefits:               |
  Interest credited to account balances                7,413 |         19,276
  Benefit claims incurred in excess of                       |
   account balances                                       -- |            125
 Underwriting, acquisition and insurance                     |
  expenses:                                                  |
  Commissions                                          9,437 |         26,818
  General expenses                                     3,350 |         13,907
  Insurance taxes                                        450 |          1,889
  Policy acquisition costs deferred                  (13,678)|        (29,003)
  Amortization:                                              |
   Deferred policy acquisition costs                     892 |          1,674
   Present value of in force acquired                    948 |          5,225
   Goodwill                                              630 |          1,398
                                           __________________|________________
                                                       9,442 |         41,309
                                                             |
Interest expense                                         557 |          2,082
                                           __________________|________________
                                                       9,999 |         43,391
                                           __________________|________________
Income (loss) before income taxes                       (279)|           (608)
                                                             |
Income taxes                                             146 |         (1,337)
                                           __________________|________________
                                                             |
Net income (loss)                                      ($425)|           $729
                                           ==================|================

                                            POST-ACQUISITION   PRE-ACQUISITION
                                           ____________________________________
                                              For the period |  For the period
                                             August 14, 1996 | January 1, 1996
                                                     through |         through
                                           December 31, 1996 | August 13, 1996
                                           __________________| ________________
                                                             |
                                                             |
Revenues:                                                    |
 Annuity and interest sensitive life                         |
  product charges                                     $8,768 |         $12,259
 Management fee revenue                                  877 |           1,390
 Net investment income                                 5,795 |           4,990
 Realized gains (losses) on investments                   42 |            (420)
 Other income                                            486 |              70
                                           __________________| ________________
                                                      15,968 |          18,289
                                                             |
                                                             |
Insurance benefits and expenses:                             |
 Annuity and interest sensitive life benefits:               |
  Interest credited to account balances                5,741 |           4,355
  Benefit claims incurred in excess of                       |
   account balances                                    1,262 |             915
 Underwriting, acquisition and insurance                     |
  expenses:                                                  |
  Commissions                                          9,866 |          16,549
  General expenses                                     5,906 |           9,422
  Insurance taxes                                        672 |           1,225
  Policy acquisition costs deferred                  (11,712)|         (19,300)
  Amortization:                                              |
   Deferred policy acquisition costs                     244 |           2,436
   Present value of in force acquired                  2,745 |             951
   Goodwill                                              589 |              --
                                           __________________| ________________
                                                      15,313 |          16,553
                                                             |
Interest expense                                          85 |              --
                                           __________________| ________________
                                                      15,398 |          16,553
                                           __________________| ________________
Income (loss) before income taxes                        570 |           1,736
                                                             |
Income taxes                                             220 |          (1,463)
                                           __________________| ________________
                                                             |
Net income (loss)                                       $350 |          $3,199
                                           ==================| ================

                                                             PRE-ACQUISITION
                                                           __________________
                                                           For the year ended
                                                            December 31, 1995
                                                           __________________

Revenues:
 Annuity and interest sensitive life
  product charges                                                    $18,388
 Management fee revenue                                                  987
 Net investment income                                                 2,818
 Realized gains (losses) on investments                                  297
 Other income                                                             63
                                                           __________________
                                                                      22,553


Insurance benefits and expenses:
 Annuity and interest sensitive life benefits:
  Interest credited to account balances                                1,322
  Benefit claims incurred in excess of
   account balances                                                    1,824
 Underwriting, acquisition and insurance
  expenses:
  Commissions                                                          7,983
  General expenses                                                    12,650
  Insurance taxes                                                        952
  Policy acquisition costs deferred                                   (9,804)
  Amortization:
   Deferred policy acquisition costs                                   2,710
   Present value of in force acquired                                  1,552
   Goodwill                                                               --
                                                           __________________
                                                                      19,189

Interest expense                                                          --
                                                           __________________
                                                                      19,189
                                                           __________________
Income (loss) before income taxes                                      3,364

Income taxes                                                              --
                                                           __________________
Net income (loss)                                                     $3,364
                                                           ==================


                         See accompanying notes.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY

            CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                            (Dollars in thousands)

                                              PRE-ACQUISITION
                     __________________________________________________________
                                                    Unreal-
                                                       ized
                                                     Appre-
                                                    ciation
                                                    (Depre-
                                                   ciation)
                                          Addi-          of              Total
                             Redeemable  tional  Securities  Retained   Stock-
                     Common   Preferred Paid-In          at  Earnings holder's
                      Stock       Stock Capital  Fair Value (Deficit)   Equity
                     __________________________________________________________

Balance at
 January 1, 1995     $2,500   $50,000   $37,086        ($1)     ($79)  $89,506
 Contribution of
  capital                --        --     7,944         --        --     7,944
 Net income              --        --        --         --     3,364     3,364
 Preferred stock
  dividends              --        --        --         --    (3,348)   (3,348)
 Unrealized apprecia-
  tion of securities
  at fair value          --        --        --        659        --       659
                     __________________________________________________________
Balance at
 December 31, 1995    2,500    50,000    45,030        658       (63)   98,125
 Net income              --        --        --         --     3,199     3,199
 Preferred stock
  dividends              --        --        --         --      (719)     (719)
 Unrealized deprecia-
  tion of securities
  at fair value          --        --        --     (1,175)       --    (1,175)
                     __________________________________________________________
Balance at
 August 13, 1996     $2,500   $50,000   $45,030      ($517)   $2,417   $99,430
                     ==========================================================

                                              POST-ACQUISITION
                     __________________________________________________________
                                                    Unreal-
                                                       ized
                                                     Appre-
                                                    ciation
                                                    (Depre-
                                                   ciation)
                                          Addi-          of              Total
                             Redeemable  tional  Securities Retained    Stock-
                     Common   Preferred Paid-In          at Earnings  holder's
                      Stock       Stock Capital  Fair Value (Deficit)   Equity
                     __________________________________________________________

Balance at
 August 14, 1996     $2,500   $50,000   $87,372         --        --  $139,872
 Contribution of
  preferred stock
  to additional
  paid-in capital        --   (50,000)   50,000         --        --        --
 Net income              --        --        --         --      $350       350
 Unrealized apprecia-
  tion of securities
  at fair value          --        --        --       $262        --       262
                     __________________________________________________________
Balance at
 December 31, 1996    2,500        --   137,372        262       350   140,484
 Contribution of
  capital                --        --     1,121         --        --     1,121
 Net income              --        --        --         --       729       729
 Unrealized apprecia-
  tion of securities
  at fair value          --        --        --      1,543        --     1,543
                     __________________________________________________________
Balance at
 October 24, 1997    $2,500        --  $138,493     $1,805    $1,079  $143,877
                     ==========================================================

                                              POST-MERGER
                     __________________________________________________________
                                                    Unreal-
                                                       ized
                                                     Appre-
                                                    ciation
                                                    (Depre-
                                                   ciation)
                                          Addi-          of              Total
                             Redeemable  tional  Securities Retained    Stock-
                     Common   Preferred Paid-In          at Earnings  holder's
                      Stock       Stock Capital  Fair Value (Deficit)   Equity
                     __________________________________________________________

Balance at
 October 25, 1997    $2,500        --  $224,997         --        --  $227,497
 Net loss                --        --        --         --     ($425)     (425)
 Unrealized apprecia-
  tion of securities
  at fair value          --        --        --       $241        --       241
                     __________________________________________________________
Balance at
 December 31, 1997   $2,500        --  $224,997       $241     ($425) $227,313
                     ==========================================================



                         See accompanying notes.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in thousands)

                                           POST-MERGER        POST-ACQUISITION
                                       ________________________________________
                                           For the period |     For the period
                                         October 25, 1997 |    January 1, 1997
                                                  through |            through
                                        December 31, 1997 |   October 24, 1997
                                       ___________________| ___________________
                                                          |
OPERATING ACTIVITIES                                      |
Net income (loss)                                   ($425)|               $729
Adjustments to reconcile net income (loss)                |
 to net cash provided by (used in)                        |
 operations:                                              |
 Adjustments related to annuity and                       |
  interest sensitive life products:                       |
  Change in annuity and interest                          |
   sensitive life product reserves                  7,361 |             19,177
  Change in unearned revenues                       1,189 |              3,292
 Decrease (increase) in accrued                           |
  investment income                                 1,205 |             (3,489)
 Policy acquisition costs deferred                (13,678)|            (29,003)
 Amortization of deferred policy                          |
  acquisition costs                                   892 |              1,674
 Amortization of present value of in                      |
  force acquired                                      948 |              5,225
 Change in other assets, other                            |
  liabilities and accrued income taxes              4,205 |             (8,944)
 Provision for depreciation and                           |
  amortization                                      1,299 |              3,203
 Provision for deferred income taxes                  146 |                316
 Realized (gains) losses on investments               (15)|               (151)
                                       ___________________| ___________________
Net cash provided by (used in)                            |
 operating activities                               3,127 |             (7,971)
                                                          |
INVESTING ACTIVITIES                                      |
Sale, maturity or repayment of                            |
 investments:                                             |
 Fixed maturities - available for sale              9,871 |             39,622
 Mortgage loans on real estate                      1,644 |              5,828
 Short-term investments - net                          -- |             11,415
                                       ___________________| ___________________
                                                   11,515 |             56,865
Acquisition of investments:                               |
 Fixed maturities - available for sale            (29,596)|           (155,173)
 Equity securities                                     (1)|             (4,865)
 Mortgage loans on real estate                    (14,209)|            (44,481)
 Policy loans - net                                  (328)|             (3,870)
 Short-term investments - net                     (13,244)|                 --
                                       ___________________| ___________________
                                                  (57,378)|           (208,389)



                         See accompanying notes.

                                        POST-ACQUISITION      PRE-ACQUISITION
                                       ________________________________________
                                           For the period |     For the period
                                          August 14, 1996 |    January 1, 1996
                                                  through |            through
                                        December 31, 1996 |    August 13, 1996
                                       ___________________| ___________________
                                                          |
OPERATING ACTIVITIES                                      |
Net income (loss)                                    $350 |             $3,199
Adjustments to reconcile net income (loss)                |
 to net cash provided by (used in)                        |
 operations:                                              |
 Adjustments related to annuity and                       |
  interest sensitive life products:                       |
  Change in annuity and interest                          |
   sensitive life product reserves                  5,106 |              4,472
  Change in unearned revenues                       2,063 |              2,084
 Decrease (increase) in accrued                           |
  investment income                                  (877)|             (2,494)
 Policy acquisition costs deferred                (11,712)|            (19,300)
 Amortization of deferred policy                          |
  acquisition costs                                   244 |              2,436
 Amortization of present value of in                      |
  force acquired                                    2,745 |                951
 Change in other assets, other                            |
  liabilities and accrued income taxes                (96)|              4,672
 Provision for depreciation and                           |
  amortization                                      1,242 |                703
 Provision for deferred income taxes                  220 |             (1,463)
 Realized (gains) losses on investments               (42)|                420
                                       ___________________| ___________________
Net cash provided by (used in)                            |
 operating activities                                (757)|             (4,320)
                                                          |
                                                          |
INVESTING ACTIVITIES                                      |
Sale, maturity or repayment of                            |
 investments:                                             |
 Fixed maturities - available for sale             47,453 |             55,091
 Mortgage loans on real estate                         40 |                 --
 Short-term investments - net                       2,629 |                354
                                       ___________________| ___________________
                                                   50,122 |             55,445
Acquisition of investments:                               |
 Fixed maturities - available for sale           (147,170)|           (184,589)
 Equity securities                                     (5)|                 --
 Mortgage loans on real estate                    (31,499)|                 --
 Policy loans - net                                  (637)|             (1,977)
 Short-term investments - net                          -- |                 --
                                       ___________________| ___________________
                                                 (179,311)|           (186,566)


                              See accompanying notes.
                                      74

                                                              PRE-ACQUISITION
                                                             _________________
                                                                  For the year
                                                                         ended
                                                             December 31, 1995
                                                             _________________
OPERATING ACTIVITIES
Net income (loss)                                                      $3,364
Adjustments to reconcile net income (loss)
 to net cash provided by (used in)
 operations:
 Adjustments related to annuity and
  interest sensitive life products:
  Change in annuity and interest
   sensitive life product reserves                                      4,664
  Change in unearned revenues                                           4,949
 Decrease (increase) in accrued
  investment income                                                      (676)
 Policy acquisition costs deferred                                     (9,804)
 Amortization of deferred policy
  acquisition costs                                                     2,710
 Amortization of present value of in
  force acquired                                                        1,552
 Change in other assets, other
  liabilities and accrued income taxes                                  4,686
 Provision for depreciation and
  amortization                                                           (142)
 Provision for deferred income taxes                                       --
 Realized (gains) losses on investments                                  (297)
                                                             _________________
Net cash provided by (used in)
 operating activities                                                  11,006


INVESTING ACTIVITIES
Sale, maturity or repayment of
 investments:
 Fixed maturities - available for sale                                 24,026
 Mortgage loans on real estate                                             --
 Short-term investments - net                                              --
                                                             _________________
                                                                       24,026
Acquisition of investments:
 Fixed maturities - available for sale                                (61,723)
 Equity securities                                                        (10)
 Mortgage loans on real estate                                             --
 Policy loans - net                                                    (1,508)
 Short-term investments - net                                          (1,681)
                                                             _________________
                                                                      (64,922)



                         See accompanying notes.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY

                             (Dollars in thousands)

                                           POST-MERGER        POST-ACQUISITION
                                       ________________________________________
                                           For the period |     For the period
                                         October 25, 1997 |    January 1, 1997
                                                  through |            through
                                        December 31, 1997 |   October 24, 1997
                                       ___________________| ___________________
                                                          |
Funds held in escrow pursuant to                          |
 an Exchange Agreement                                 -- |                 --
Purchase of property and equipment                  ($252)|              ($875)
                                       ___________________| ___________________
Net cash used in investing activities             (46,115)|           (152,399)
                                                          |
FINANCING ACTIVITIES                                      |
Proceeds from issuance of surplus note                 -- |                 --
Proceeds from line of credit borrowings            10,119 |             97,124
Repayment of line of credit borrowings             (2,207)|            (80,977)
Receipts from annuity and interest                        |
 sensitive life policies credited                         |
 to policyholder account balances                  62,306 |            261,549
Return of policyholder account balances                   |
 on annuity and interest sensitive                        |
 life policies                                     (6,350)|            (13,931)
Net reallocations to Separate                             |
 Accounts                                         (17,017)|            (93,069)
Contributions of capital by Parent                     -- |              1,011
Dividends paid on preferred stock                      -- |                 --
                                       ___________________| ___________________
Net cash provided by financing                            |
 activities                                        46,851 |            171,707
                                       ___________________| ___________________
Increase (decrease) in cash and                           |
 cash equivalents                                   3,863 |             11,337
                                                          |
Cash and cash equivalents at                              |
 beginning of period                               17,176 |              5,839
                                       ___________________| ___________________
Cash and cash equivalents at end                          |
 of period                                        $21,039 |            $17,176
                                       ===================| ===================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION
Cash paid during the period for:
 Interest                                            $295               $1,912
 Income taxes                                          --                  283

Non-cash financing activities:
 Contribution of property, plant and equipment
  from EIC Variable, Inc. net of $353 of
  accumulated depreciation                             --                  110


                         See accompanying notes.

                                           POST-ACQUISITION    PRE-ACQUISITION
                                          _____________________________________
                                             For the period |   For the period
                                            August 14, 1996 |  January 1, 1996
                                                    through |          through
                                          December 31, 1996 |  August 13, 1996
                                          __________________| _________________
                                                            |
INVESTING ACTIVITIES - CONTINUED                            |
Funds held in escrow pursuant to                            |
 an Exchange Agreement                                   -- |               --
Purchase of property and equipment                    ($137)|               --
                                          __________________| _________________
Net cash used in investing activities              (129,326)|        ($131,121)
                                                            |
FINANCING ACTIVITIES                                        |
Proceeds from issuance of surplus note               25,000 |               --
Proceeds from line of credit borrowings                  -- |               --
Repayment of line of credit borrowings                   -- |               --
Receipts from annuity and interest                          |
 sensitive life policies credited                           |
 to policyholder account balances                   116,819 |          149,750
Return of policyholder account balances                     |
 on annuity and interest sensitive                          |
 life policies                                       (3,315)|           (2,695)
Net reallocations to Separate                               |
 Accounts                                           (10,237)|           (8,286)
Contributions of capital by Parent                       -- |               --
Dividends paid on preferred stock                        -- |             (719)
                                          __________________| _________________
Net cash provided by financing                              |
 activities                                         128,267 |          138,050
                                          __________________| _________________
Increase (decrease) in cash and                             |
 cash equivalents                                    (1,816)|            2,609
                                                            |
Cash and cash equivalents at                                |
 beginning of period                                  7,655 |            5,046
                                          __________________| _________________
Cash and cash equivalents at end                            |
 of period                                           $5,839 |           $7,655
                                          ==================| =================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION
Cash paid during the period for:
 Interest                                                --                 --
 Income taxes                                            --                 --

Non-cash financing activities:
 Contribution of property, plant and equipment
  from EIC Variable, Inc. net of $353 of
  accumulated depreciation                               --                 --


See accompanying notes.

                                                              PRE-ACQUISITION
                                                             _________________
                                                                  For the year
                                                                         ended
                                                             December 31, 1995
                                                             _________________
INVESTING ACTIVITIES - CONTINUED
Funds held in escrow pursuant to
 an Exchange Agreement                                                ($1,242)
Purchase of property and equipment                                         --
                                                             _________________
Net cash used in investing activities                                 (42,138)

FINANCING ACTIVITIES
Proceeds from issuance of surplus note                                     --
Proceeds from line of credit borrowings                                    --
Repayment of line of credit borrowings                                     --
Receipts from annuity and interest
 sensitive life policies credited
 to policyholder account balances                                      29,501
Return of policyholder account balances
 on annuity and interest sensitive
 life policies                                                         (1,543)
Net reallocations to Separate
 Accounts                                                                  --
Contributions of capital by Parent                                      7,944
Dividends paid on preferred stock                                      (3,348)
                                                             _________________
Net cash provided by financing
 activities                                                            32,554
                                                             _________________
Increase (decrease) in cash and
 cash equivalents                                                       1,422

Cash and cash equivalents at
 beginning of period                                                    3,624
                                                             _________________
Cash and cash equivalents at end
 of period                                                             $5,046
                                                             =================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION
Cash paid during the period for:
 Interest                                                                  --
 Income taxes                                                              --

Non-cash financing activities:
 Contribution of property, plant and equipment
  from EIC Variable, Inc. net of $353 of
  accumulated depreciation                                                 --



                             See accompanying notes.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              December 31, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES

CONSOLIDATION
The consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden," and with Golden American collectively, the "Company"). All significant intercompany accounts and transactions have been eliminated.

ORGANIZATION
Golden American, a wholly owned subsidiary of Equitable of Iowa Companies, Inc., offers variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. On January 2, 1997 and December 23, 1997, First Golden became licensed to sell insurance products in New York and Delaware, respectively. The Company's products are marketed by broker/dealers, financial institutions and insurance agents. The Company's primary customers are individuals and families.

On October 24, 1997, PFHI Holding, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable"), pursuant to the terms of the Agreement and Plan of Merger ("Merger Agreement") among Equitable, PFHI, and ING Groep N.V. ("ING"). PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. As a result of the merger, Equitable was merged into PFHI which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"), a Delaware corporation. See Note 5 for additional information regarding the merger.

On August 13, 1996, Equitable acquired all of the outstanding capital stock of EIC Variable, Inc. (formerly known as BT Variable, Inc.) and its wholly owned subsidiaries, Golden American and Directed Services, Inc. ("DSI") from Whitewood Properties Corporation ("Whitewood") pursuant to the terms of a Stock Purchase Agreement between Equitable and Whitewood (the "Purchase Agreement"). On April 30, 1997, EIC Variable, Inc. was liquidated and its investments in Golden American and DSI were transferred to Equitable, while the remainder of its net assets were contributed to Golden American. On December 30, 1997, EIC Variable, Inc. was dissolved. See Note 6 for additional information regarding the acquisition.

For financial statement purposes, the merger was accounted for as a purchase effective October 25, 1997 and the change in control of Golden American through the acquisition of BT Variable was accounted for as a purchase effective August 14, 1996. The merger and acquisition resulted in new bases of accounting reflecting estimated fair values of assets and liabilities at their respective dates. As a result, the Company's financial statements for the period subsequent to October 24, 1997, are presented on the Post-Merger new basis of accounting, for the period August 14, 1996 through October 24, 1997, are presented on the Post-Acquisition basis of accounting, and for August 13, 1996 and prior periods are presented on the Pre-Acquisition basis of accounting.

INVESTMENTS
FIXED MATURITIES: Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," requires fixed maturity securities to be designated as either "available for sale," "held for investment" or "trading." Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity, after adjustment for related changes in deferred policy acquisition costs ("DPAC"), present value of in force acquired ("PVIF"), policy reserves and deferred income

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

taxes. At December 31, 1997 and 1996, all of the Company's fixed maturity securities are designated as available for sale although the Company is not precluded from designating fixed maturity securities as held for investment or trading at some future date.

Securities determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost basis by a charge to realized losses in the Company's Statement of Income. Premiums and discounts are amortized/accrued utilizing the scientific interest method which results in a constant yield over the security's expected life. Amortization/accrual of premiums and discounts on mortgage-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

EQUITY SECURITIES: Equity securities are reported at estimated fair value if readily marketable. The change in unrealized appreciation and depreciation of marketable equity securities (net of related deferred income taxes, if any) is included directly in stockholder's equity. Equity securities determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost basis by a charge to realized losses in the Company's Statement of Income.

MORTGAGE LOANS: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the present value of expected future cash flows from the loan, discounted at the loan's effective interest rate, or to the loan's observable market price, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance which is adjusted at each reporting date for significant changes in the calculated value of the loan. Changes in this valuation allowance are charged or credited to income.

OTHER INVESTMENTS: Policy loans are reported at unpaid principal. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

FAIR VALUES: Estimated fair values, as reported herein, of publicly traded fixed maturity securities are as reported by an independent pricing service. Fair values of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities. Fair values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Estimated fair values of equity securities which consists of the Company's investment in its registered separate accounts are based upon the quoted fair value of the securities comprising the individual portfolios underlying the separate accounts. Realized gains and losses are determined on the basis of specific identification and average cost methods for manager initiated and issuer initiated disposals, respectively.

CASH AND CASH EQUIVALENTS
For purposes of the consolidated statement of cash flows, the Company considers all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

DEFERRED POLICY ACQUISITION COSTS
Certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. Acquisition costs for variable annuity and variable life products are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected future gross profits. This amortization is "unlocked" when the Company revises its estimate of current or future gross profits to be realized from a group of products. DPAC is adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturity securities the Company has designated as "available for sale" under SFAS No. 115.

PRESENT VALUE OF IN FORCE ACQUIRED
As a result of the merger and the acquisition, a portion of the acquisition cost related to each transaction was allocated to the right to receive future cash flows from existing insurance contracts. This allocated cost represents the PVIF which reflects the value of those purchased policies calculated by discounting actuarially determined expected future cash flows at the discount rate determined by the purchaser. Amortization of PVIF is charged to expense in proportion to expected gross profits. This amortization is "unlocked" when the Company revises its estimate of current or future gross profits to be realized from the insurance contracts acquired. PVIF is adjusted to reflect the pro forma impact of unrealized gains (losses) on available for sale fixed maturities. See Notes 5 and 6 for additional information on PVIF resulting from the merger and acquisition.

PROPERTY AND EQUIPMENT
Property and equipment primarily represent leasehold improvements, office furniture and equipment and capitalized computer software and are not considered to be significant to the Company's overall operations. Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily on the basis of the straight-line method over the estimated useful lives of the assets.

GOODWILL
Goodwill was established as a result of the merger discussed previously and is being amortized over 40 years on a straight-line basis. Goodwill established as a result of the acquisition discussed above was being amortized over 25 years on a straight-line basis. See Notes 5 and 6 for additional information on the merger and acquisition.

FUTURE POLICY BENEFITS
Future policy benefits for fixed interest divisions of the variable products are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 3.30% to 8.25% during 1997. The unearned revenue reserve represents unearned distribution fees discussed below. These distribution fees have been deferred and are amortized over the life of the contract in proportion to its expected gross profits.

SEPARATE ACCOUNTS
Assets and liabilities of the separate accounts reported in the accompanying balance sheets represent funds that are separately administered principally for variable annuity and variable life contracts. Contractholders, rather than the Company, bear the investment risk for variable products. At the direction of the Contractholders, the separate accounts invest the premiums from the sale of variable annuity and variable life products in shares of specified mutual funds. The assets and liabilities of the separate accounts are clearly identified and segregated from other assets and liabilities of the Company. The portion of the separate account assets applicable to variable annuity and variable life contracts cannot be charged with liabilities arising out of any other business the Company may conduct.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

Variable separate account assets carried at fair value of the underlying investments generally represent Contractholder investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable annuity and variable life contracts invested in the separate accounts. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying Statements of Income.

Product charges recorded by the Company from variable annuity and variable life products consist of charges applicable to each contract for mortality and expense risk, cost of insurance, contract administration and surrender charges. In addition, some variable annuity and all variable life contracts provide for a distribution fee collected for a limited number of years after each premium deposit. Revenue recognition of collected distribution fees is amortized over the life of the contract in proportion to its expected gross profits. The balance of unrecognized revenue related to the distribution fees is reported as an unearned revenue reserve.

DEFERRED INCOME TAXES
Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on equity securities and fixed maturity securities the Company has designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Company's Statement of Income are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

DIVIDEND RESTRICTIONS
The Company's ability to pay dividends to its parent is restricted because prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limitation. During 1998, Golden American cannot pay dividends to its parent without prior approval of statutory authorities. The Company has maintained adequate statutory capital and surplus and has not used surplus relief or financial reinsurance, which have come under scrutiny by many state insurance departments.

Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholders unless a notice of its intention to declare a dividend and amount of the dividend has been filed not less than thirty days in advance of the proposed declaration. The superintendent may disapprove the distribution by giving written notice to First Golden within thirty days after the filing should the superintendent find that the financial condition of First Golden does not warrant the distribution.


USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of material reported amounts and disclosures. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates and assumptions are (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of policyholder liabilities, (2) policyholder liabilities, (3) deferred policy acquisition costs and present value of in force acquired, (4) fair values of assets and liabilities recorded as a result of merger and acquisition transactions, (5) asset valuation

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

allowances, (6) guaranty fund assessment accruals, (7) deferred tax benefits (liabilities) and (8) estimates for commitments and contingencies including legal matters, if a liability is anticipated and can be reasonably estimated. Estimates and assumptions regarding all of the preceding are inherently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

2. BASIS OF FINANCIAL REPORTING

The financial statements of the Company differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was established as a result of the merger/acquisition and is amortized and charged to expense; (3) future policy benefit reserves for the fixed interest divisions of the variable products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodologies utilizing statutory interest rates;
(4) reserves are reported before reduction for reserve credits related to reinsurance ceded and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation, net of adjustments to deferred income taxes (if applicable), present value of in force acquired and deferred policy acquisition costs, credited/charged directly to stockholder's equity rather than valued at amortized cost;
(6) the carrying value of fixed maturity securities is reduced to fair value by a charge to realized losses in the Statement of Income when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (9) a liability is established for anticipated guaranty fund assessments, net of related anticipated premium tax credits, rather than capitalized when assessed and amortized in accordance with procedures permitted by insurance regulatory authorities; (10) revenues for variable annuity and variable life products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (11) the financial statements of Golden American's wholly owned subsidiary are consolidated rather than recorded at the equity in net assets; (12) surplus notes are reported as liabilities rather than as surplus; and (13) assets and liabilities are restated to fair values when a change in ownership occurs, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Net loss for Golden American as determined in accordance with statutory accounting practices was $428,000 in 1997, $9,188,000 in 1996 and $4,117,000
in 1995. Total statutory capital and surplus was $76,914,000 at December 31, 1997 and $80,430,000 at December 31, 1996.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

3.   INVESTMENT OPERATIONS

INVESTMENT RESULTS
Major categories of net investment income are summarized below:


                              POST-MERGER              POST-ACQUISITION
                        ________________________________________________________
                            For the period|   For the period     For the period
                          October 25, 1997|  January 1, 1997    August 14, 1996
                                   through|          through            through
                         December 31, 1997| October 24, 1997  December 31, 1996
                        __________________| ____________________________________
                                            (Dollars in thousands)
                                          |
Fixed maturities                   $4,443 |          $18,488             $5,083
Equity securities                       3 |               --                103
Mortgage loans on real                    |
 estate                               879 |            3,070                203
Policy loans                           59 |              482                 78
Short-term investments                129 |              443                441
Other, net                           (154)|               24                  2
Funds held in escrow                   -- |               --                 --
                        __________________| ____________________________________
Gross investment income             5,359 |           22,507              5,910
Less investment expenses             (232)|             (851)              (115)
                        __________________| ____________________________________
Net investment income              $5,127 |          $21,656             $5,795
                        ==================| ====================================




                                      PRE-ACQUISITION
                        _____________________________________
                           For the period |
                          January 1, 1996 |      For the year
                                  through |             ended
                          August 13, 1996 | December 31, 1995
                        __________________| _________________
                                  (Dollars in thousands)
                                          |
Fixed maturities                   $4,507 |           $1,610
Equity securities                      -- |               --
Mortgage loans on real                    |
 estate                                -- |               --
Policy loans                           73 |               56
Short-term investments                341 |              899
Other, net                             22 |              148
Funds held in escrow                  145 |              166
                        __________________| _________________
Gross investment income             5,088 |            2,879
Less investment expenses              (98)|              (61)
                        __________________| _________________
Net investment income              $4,990 |           $2,818
                        ==================| =================


Realized gains (losses) on investments are as follows:

                              POST-MERGER              POST-ACQUISITION
                        ________________________________________________________
                            For the period|   For the period     For the period
                          October 25, 1997|  January 1, 1997    August 14, 1996
                                   through|          through            through
                         December 31, 1997| October 24, 1997  December 31, 1996
                        __________________| ____________________________________
                                            (Dollars in thousands)
                                          |
Fixed maturities,                         |
 available for sale                   $25 |             $151                $42
Mortgage loans                        (10)|               --                 --
                        __________________| ____________________________________
Realized gains (losses)                   |
 on investments                       $15 |             $151                $42
                        ========================================================

                                      PRE-ACQUISITION
                        _____________________________________
                           For the period |
                          January 1, 1996 |      For the year
                                  through |             ended
                          August 13, 1996 | December 31, 1995
                        __________________| _________________
                                   (Dollars in thousands)
                                          |
Fixed maturities,                         |
 available for sale                 ($420)|             $297
Mortgage loans                         -- |               --
                        __________________| _________________
Realized gains (losses)                   |
 on investments                     ($420)|             $297
                        =====================================


                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

The change in unrealized appreciation (depreciation) on securities at fair value is as follows:

                              POST-MERGER              POST-ACQUISITION
                        ________________________________________________________
                           For the period |   For the period     For the period
                         October 25, 1997 |  January 1, 1997    August 14, 1996
                                  through |          through            through
                             December 31, |      October 24,       December 31,
                                     1997 |             1997               1996
                        __________________| ____________________________________
                                            (Dollars in thousands)
                                          |
Fixed maturities:                         |
 Available for sale                $1,113 |           $4,607               $410
 Held for investment                   -- |               --                 --
Equity securities                    (533)|             (465)                (3)
                        __________________| ____________________________________
Unrealized appreciation                   |
 (depreciation) of                        |
 securities                          $580 |           $4,142               $407
                        ========================================================


                                      PRE-ACQUISITION
                        _____________________________________
                           For the period |
                          January 1, 1996 |      For the year
                                  through |             ended
                          August 13, 1996 | December 31, 1995
                        __________________| _________________
                                  (Dollars in thousands)
                                          |
Fixed maturities:                         |
 Available for sale               ($2,087)|             $958
 Held for investment                   -- |               90
Equity securities                       1 |                3
                        __________________| _________________
Unrealized appreciation                   |
 (depreciation) of                        |
 securities                       ($2,086)|           $1,051
                        =====================================



At December 31, 1997 and December 31, 1996, amortized cost, gross unrealized gains and losses and estimated fair values of fixed maturity securities, all of which are designated as available for sale, are as follows:

                                                Gross       Gross   Estimated
                                Amortized  Unrealized  Unrealized        Fair
                                     Cost       Gains      Losses       Value
                               _______________________________________________
                                             (Dollars in thousands)
December 31, 1997                                  POST-MERGER
______________________________________________________________________________
U.S. government and
 governmental agencies
 and authorities:
 Mortgage-backed securities       $62,988        $155        ($10)    $63,133
 Other                              5,705           5          (1)      5,709
Foreign governments                 2,062          --          (9)      2,053
Public utilities                   25,899          49          (4)     25,944
Investment grade corporate        219,526         926         (32)    220,420
Below investment grade
 corporate                         41,355         186        (210)     41,331
Mortgage-backed securities         55,753          78         (20)     55,811
                               _______________________________________________
Total                            $413,288      $1,399       ($286)   $414,401
                               ===============================================

December 31, 1996                              POST-ACQUISITION
______________________________________________________________________________
U.S. government and
 governmental agencies
 and authorities:
 Mortgage-backed securities       $70,902        $122       ($247)    $70,777
 Other                              3,082           2          (4)      3,080
Public utilities                   35,893         193         (38)     36,048
Investment grade corporate        134,487         586        (466)    134,607
Below investment grade
 corporate                         25,921         249         (56)     26,114
Mortgage-backed securities          4,868          69          --       4,937
                               _______________________________________________
Total                            $275,153      $1,221       ($811)   $275,563
                               ===============================================

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

At December 31, 1997, net unrealized investment gains on fixed maturities designated as available for sale totaled $1,113,000. This appreciation caused an increase to stockholder's equity of $587,000 at December 31, 1997 (net of deferred income taxes of $316,000, an adjustment of $35,000 to DPAC and PVIF of $175,000). Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair value for these securities.

Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 1997, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           POST-MERGER
                                                _____________________________
                                                                   Estimated
                                                   Amortized            Fair
December 31, 1997                                       Cost           Value
_____________________________________________________________________________
                                                    (Dollars in thousands)
Due within one year                                  $26,261         $26,239
Due after one year through five years                198,249         198,781
Due after five years through ten years                70,037          70,437
                                                _____________   _____________
                                                     294,547         295,457
Mortgage-backed securities                           118,741         118,944
                                                _____________   _____________
Total                                               $413,288        $414,401
                                                =============   =============

An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio is as follows:

                                            Gross         Gross      Proceeds
                          Amortized      Realized      Realized          from
                               Cost         Gains        Losses          Sale
______________________________________________________________________________
                                           (Dollars in thousands)
For the period October 25,
 1997 through
 December 31, 1997:
Scheduled principal
 repayments, calls and
 tenders                     $6,708            $2            --        $6,710
Sales                         3,138            23            --         3,161
                        ______________________________________________________
Total                        $9,846           $25            --        $9,871
                        ======================================================
For the period January 1,
 1997 through October 24,
 1997:
Scheduled principal
 repayments, calls and
 tenders                    $25,419            --            --       $25,419
Sales                        14,052          $153           ($2)       14,203
                        ______________________________________________________
Total                       $39,471          $153           ($2)      $39,622
                        ======================================================
For the period August 14,
 1996 through
 December 31, 1996:
Scheduled principal
 repayments, calls and
 tenders                     $1,612            --            --        $1,612
Sales                        45,799          $115          ($73)       45,841
                        ______________________________________________________
Total                       $47,411          $115          ($73)      $47,453
                        ======================================================
For the period January 1,
 1996 through August 13,
 1996:
Scheduled principal
 repayments, calls and
 tenders                     $1,801            --            --        $1,801
Sales                        53,710          $152         ($572)       53,290
                        ______________________________________________________
Total                       $55,511          $152         ($572)      $55,091
                        ======================================================
Year ended December 31,
 1995:
Scheduled principal
 repayments, calls and
 tenders                    $20,279          $305          ($16)      $20,568
Sales                         3,450             8            --         3,458
                        ______________________________________________________
Total                       $23,729          $313          ($16)      $24,026
                        ======================================================

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

INVESTMENT VALUATION ANALYSIS: The Company analyzes its investment portfolio at least quarterly in order to determine if the carrying value of any of its investments has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary. During 1997 and 1996, no investments were identified as having an impairment other than temporary.

INVESTMENTS ON DEPOSIT: At December 31, 1997 and 1996, affidavits of deposits covering bonds with a par value of $6,605,000 were on deposit with regulatory authorities pursuant to certain statutory requirements.

INVESTMENT DIVERSIFICATIONS: The Company's investment policies related to its investment portfolio require diversification by asset type, company and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. The following percentages relate to holdings at December 31, 1997 and December 31, 1996. Fixed maturity investments included investments in basic industrials (30% in 1997 and 1996), financial companies (24% in 1997, 18% in 1996), various government bonds and government or agency mortgage-backed securities (17% in 1997 and 27% in 1996) and public utilities (7% in 1997, 13% in 1996). Mortgage loans on real estate have been analyzed by geographical location with concentrations by state identified as Utah (13% in 1997, 4% in 1996), California (12% in 1997, 7% in 1996), and Georgia (11%
in 1997, 17% in 1996). There are no other concentrations of mortgage loans in any state exceeding ten percent at December 31, 1997 and 1996. Mortgage loans on real estate have also been analyzed by collateral type with significant concentrations identified in office buildings (43% in 1997, 36% in 1996), industrial buildings (33% in 1997, 31% in 1996), retail facilities (15% in 1997, 6% in 1996) and multi-family residential buildings (9% in 1997, 27% in
1996). Equity securities and investments accounted for by the equity method are not significant to the Company's overall investment portfolio.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1997.

4.  FAIR VALUES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of estimated fair value of all financial instruments, including both assets and liabilities recognized and not recognized in a Company's balance sheet, unless specifically exempted. SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments," requires additional disclosures about derivative financial instruments. Most of the Company's investments, investment contracts and debt fall within the standards' definition of a financial instrument. Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accounting, actuarial and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the information presented herein.

The Company closely monitors the composition and yield of its invested assets, the duration and interest credited on insurance liabilities and resulting interest spreads and timing of cash flows. These amounts are taken into consideration in the Company's overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance contracts. As discussed be-

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

low, the Company has used discount rates in its determination of fair values for its liabilities which are consistent with market yields for related assets. The use of the asset market yield is consistent with management's opinion that the risks inherent in its asset and liability portfolios are similar. This assumption, however, might not result in values consistent with those obtained through an actuarial appraisal of the Company's business or values that might arise in a negotiated transaction.

The following compares carrying values as shown for financial reporting purposes with estimated fair values:


December 31                               1997                     1996
_______________________________________________________________________________
(Dollars in thousands)                                |
                                            Estimated |              Estimated
                                 Carrying        Fair |   Carrying        Fair
                                    Value       Value |      Value       Value
                               ___________ ___________| ___________ ___________
                                                      |
ASSETS                                                |
 Fixed maturities, available                          |
  for sale                       $414,401    $414,401 |   $275,563    $275,563
 Equity securities                  3,904       3,904 |         33          33
 Mortgage loans on real estate     85,093      86,348 |     31,459      30,979
 Policy loans                       8,832       8,832 |      4,634       4,634
 Short-term investments            14,460      14,460 |     12,631      12,631
 Cash and cash equivalents         21,039      21,039 |      5,839       5,839
 Separate account assets        1,646,169   1,646,169 |  1,207,247   1,207,247
                                                      |
LIABILITIES                                           |
 Annuity products                 493,181     431,859 |    280,076     253,012
 Surplus note                      25,000      28,837 |     25,000      28,878
 Separate account liabilities   1,646,169   1,443,458 |  1,207,247   1,119,158
                                                      |

The following methods and assumptions were used by the Company in estimating fair values.

FIXED MATURITIES: Estimated fair values of publicly traded securities are as reported by an independent pricing service. Estimated fair values of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities.

EQUITY SECURITIES: Estimated fair values of equity securities, which consist of the Company's investment in the portfolios underlying its separate accounts, are based upon the quoted fair value of the individual securities comprising the individual portfolios underlying the separate accounts. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable yield and quality.

MORTGAGE LOANS ON REAL ESTATE: Fair values are estimated by discounting expected cash flows, using interest rates currently offered for similar loans.

POLICY LOANS: Carrying values approximate the estimated fair value for policy loans.

SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values reported in the Company's historical cost basis balance sheet approximate estimated fair value for these instruments, due to their short-term nature.

SEPARATE ACCOUNT ASSETS: Separate account assets are based upon the quoted fair values of the individual securities in the separate accounts.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

ANNUITY PRODUCTS: Estimated fair values of the Company's liabilities for future policy benefits for the fixed interest division of the variable annuity products and for supplemental contracts without life contingencies are based upon discounted cash flow calculations. Cash flows of future policy benefits are discounted using the market yield rate of the assets supporting these liabilities.

SURPLUS NOTE: Estimated fair value of the Company's surplus note was based upon discounted future cash flows using a discount rate approximating the Company's return on invested assets.

SEPARATE ACCOUNT LIABILITIES: Separate account liabilities are reported at full account value in the Company's historical cost balance sheet.
Estimated fair values of separate account liabilities are based upon assumptions using an estimated long-term average market rate of return to discount future cash flows. The reduction in fair values for separate account liabilities reflect the present value of future revenue from product charges, distribution fees or surrender charges.

5.   MERGER

TRANSACTION: On October 23, 1997, Equitable shareholders approved the Merger Agreement dated as of July 7, 1997, among Equitable, PFHI and ING. On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable pursuant to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa ("Equitable Life") and Golden American and their wholly owned subsidiaries. Equitable also owned all the outstanding capital stock of Locust Street Securities, Inc. ("LSSI"), Equitable Investment Services, Inc., DSI, Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II and Equitable of Iowa Securities Network, Inc. In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock plus the assumption of approximately $400 million in debt according to the Merger Agreement. As a result of the merger, Equitable was merged into PFHI which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"), a Delaware corporation. All costs of the merger, including expenses to terminate certain benefit plans, were paid by the Parent.

ACCOUNTING TREATMENT: The merger was accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities at October 24, 1997. The purchase price was allocated to EIC and its subsidiaries. Goodwill was established for the excess of the merger cost over the fair value of the net assets and pushed down to EIC and its subsidiaries including Golden American and First Golden. The merger cost is preliminary with respect to estimated expenses and, as a result, the PVIF and related amortization and deferred taxes may change. The allocation of the purchase price to the Company was approximately $227,497,000. The amount of goodwill allocated to the Company relating to the merger was $151,127,000 at the merger date and is being amortized over 40 years on a straight-line basis. The carrying value of goodwill will be reviewed periodically for any indication of impairment in value. The Company's DPAC, previous balance of PVIF and unearned revenue reserve, as of the merger date, were eliminated and an asset of $44,297,000 representing PVIF was established for all policies in force at the merger date.

PRESENT VALUE OF IN FORCE ACQUIRED: As part of the merger, a portion of the acquisition cost was allocated to the right to receive future cash flows from insurance contracts existing with the Company at the date of merger. This allocated cost represents the present value of in force acquired reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flow at the discount rate determined by ING.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

An analysis of the PVIF asset is as follows:

                                                       POST-MERGER
                                           ________________________
                                                    For the period
                                                  October 25, 1997
                                                           through
                                                 December 31, 1997
                                           ________________________
                                            (Dollars in thousands)
Beginning balance                                          $44,297
Imputed interest                                             1,004
Amortization                                                (1,952)
Adjustment for unrealized gains
 on available for sale securities                             (175)
                                           ________________________
Ending balance                                             $43,174
                                           ========================

Interest is imputed on the unamortized balance of PVIF at a rate of 7.03% for the period October 25, 1997 through December 31, 1997. The amortization of PVIF net of imputed interest is charged to expense. PVIF is also adjusted for the unrealized gains (losses) on available for sale securities; such changes are included directly in stockholder's equity. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amoritization for the next five years, relating to the PVIF as of December 31, 1997, is $6,200,000 in 1998, $6,000,000 in 1999, $5,600,000 in 2000, $5,000,000 in 2001 and $4,200,000 in
2002. Actual amortization may vary based upon final purchase price allocation and changes in assumptions and experience.





6.   ACQUISITION

TRANSACTION: On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable from Whitewood, a wholly owned subsidiary of Bankers Trust Company ("Bankers Trust"), pursuant to the terms of the Purchase Agreement dated as of May 3, 1996 between Equitable and Whitewood.
In exchange for the outstanding capital stock of BT Variable, Equitable paid the sum of $93,000,000 in cash to Whitewood in accordance with the terms of the Purchase Agreement. Equitable also paid the sum of $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers Trust pursuant to a revolving credit arrangement. Subsequent to the acquisition, the BT Variable, Inc. name was changed to EIC Variable, Inc. At April 30, 1997, EIC Variable, Inc. was liquidated and its investments in Golden American and DSI were transferred to Equitable, while the remainder of its net assets were contributed to Golden American. On December 30, 1997, EIC Variable, Inc. was dissolved.

ACCOUNTING TREATMENT: The acquisition was accounted for as a purchase resulting in a new basis of accounting, which reflected estimated fair values for assets and liabilities at August 13, 1996. The purchase price was allocated to the three companies purchased - BT Variable, DSI and Golden American. Goodwill was established for the excess of the acquisition cost over the fair value of the net assets acquired and pushed down to Golden American. The allocation of the purchase price to the Company was approximately $139,872,000. The amount of goodwill relating to the acquisition was $41,113,000 and was amortized over 25 years on a straight-line basis until the October 24, 1997 merger with ING. The Company's DPAC, previous balance of PVIF and unearned revenue reserve, as of the merger date, were eliminated and an asset of $85,796,000 representing PVIF was established for all policies in force at the acquisition date.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

PRESENT VALUE OF IN FORCE ACQUIRED: As part of the acquisition, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with the Company at the date of acquisition. This allocated cost represents the present value of in force acquired reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flows at the discount rate determined by Equitable.


An analysis of the PVIF asset is as follows:


                                   POST-ACQUISITION          PRE-ACQUISITION
                              _________________________________________________
                                 For the     For the |     For the
                                  period      period |      period
                                 January      August |     January     For the
                                 1, 1997    14, 1996 |     1, 1996        year
                                 through     through |     through       ended
                                 October    December |      August    December
                                24, 1997    31, 1996 |    13, 1996    31, 1995
                              _______________________| ________________________
                                              (Dollars in thousands)
                                                     |
Beginning balance                $83,051     $85,796 |      $6,057      $7,620
Imputed interest                   5,138       2,465 |         273         548
Amortization                     (10,363)     (5,210)|      (1,224)     (2,100)
Adjustment for unrealized                            |
 gains (losses) on available                         |
 for sale securities                (373)         -- |          11         (11)
                              _______________________| ________________________
Ending balance                   $77,453     $83,051 |      $5,117      $6,057
                              =================================================

Pre-Acquisition PVIF represents the remaining value assigned to in force contracts when Bankers Trust purchased Golden American from Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit") on September 30, 1992.

Interest was imputed on the unamortized balance of PVIF at rates of 7.70% to 7.80% for the period August 14, 1996 through October 24, 1997. The amortization of PVIF net of imputed interest was charged to expense. PVIF was also adjusted for the unrealized gains (losses) on available for sale securities; such changes were included directly in stockholder's equity.


7.  INCOME TAXES

The Company will file a consolidated federal income tax return with its wholly owned life insurance subsidiary. Under the Internal Revenue Code, a newly acquired insurance company cannot file as part of its parent's consolidated tax return for 5 years.

At December 31, 1997, Golden American has net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $8,697,000. Approximately $5,094,000 and $3,603,000 of these NOL carryforwards are available to offset future taxable income of the Company through the years 2011 and 2012, respectively.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997


INCOME TAX EXPENSE
Income tax expense (benefit) included in the consolidated financial statements is as follows:

           POST-MERGER        POST-ACQUISITION            PRE-ACQUISITION
          _____________________________________________________________________
               For the |     For the       For the |      For the
                period |      period        period |       period
           October 25, |  January 1,    August 14, |   January 1,
                  1997 |        1997          1996 |         1996      For the
               through |     through       through |      through   year ended
          December 31, | October 24,  December 31, |   August 13, December 31,
                  1997 |        1997          1996 |         1996         1995
          _____________| __________________________| __________________________
                                 (Dollars in thousands)
                       |                           |
Current             -- |         $12            -- |           --           --
Deferred          $146 |      (1,349)         $220 |      ($1,463)          --
          _____________| __________________________| __________________________
                  $146 |     ($1,337)         $220 |      ($1,463)          --
          =====================================================================


The effective tax rate on income (loss) before income taxes is different from the prevailing federal income tax rate. A reconciliation of this difference is as follows:


                       POST-MERGER    POST-ACQUISITION      PRE-ACQUISITION
                       _______________________________________________________
                          For the |  For the    For the |  For the
                           period |   period     period |   period
                          October |  January     August |  January
                         25, 1997 |  1, 1997   14, 1996 |  1, 1996    For the
                          through |  through    through |  through year ended
                         December |  October   December |   August   December
                         31, 1997 | 24, 1997   31, 1996 | 13, 1996   31, 1995
                       ___________| ____________________| ____________________
                                       (Dollars in thousands)
                                  |                     |
Income (loss)                     |                     |
 before income taxes        ($279)|    ($608)      $570 |   $1,736     $3,364
                       ===========| ====================| ====================
Income tax                        |                     |
 (benefit) at federal             |                     |
 statutory rate              ($98)|    ($213)      $200 |     $607     $1,177
Tax effect (decrease) of:         |                     |
 Realization of NOL               |                     |
  carryforwards                -- |       --         -- |   (1,214)        --
 Dividends received               |                     |
  deduction                    -- |       --         -- |       --       (350)
 Goodwill amortization        220 |       --         -- |       --         --
 Compensatory stock               |                     |
  option and restricted           |                     |
  stock expense                -- |   (1,011)        -- |       --         --
 Other items                   24 |     (113)        20 |       --         17
 Valuation allowance           -- |       --         -- |     (856)      (844)
                       ___________| ____________________| ____________________
Income tax expense                |                     |
 (benefit)                   $146 |  ($1,337)      $220 |  ($1,463)       $--
                       =======================================================

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997


DEFERRED INCOME TAXES
The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1997 and 1996 is as follows:

                                              POST-MERGER     POST-ACQUISITION
                                            ___________________________________
December 31                                       1997       |       1996
____________________________________________________________ | ________________
                                                    (Dollars in thousands)
                                                             |
Deferred tax assets:                                         |
 Future policy benefits                             $27,399  |         $19,102
 Deferred policy acquisition costs                    4,558  |           1,985
 Goodwill                                            17,620  |           5,918
 Net operating loss carryforwards                     3,044  |           1,653
 Other                                                1,548  |             235
                                            ________________ | ________________
                                                     54,169  |          28,893
Deferred tax liabilities:                                    |
 Unrealized appreciation (depreciation)                      |
  of securities at fair value                          (130) |            (145)
 Fixed maturity securities                           (1,665) |              --
 Present value of in force acquired                 (15,172) |         (29,068)
 Other                                                 (972) |             (45)
                                            ________________ | ________________
                                                    (17,939) |         (29,258)
                                            ________________ | ________________
Deferred income tax asset (liability)               $36,230  |           ($365)
                                            ===================================

The Company is required to establish a "valuation allowance" for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

8.  RETIREMENT PLANS

DEFINED BENEFIT PLANS

In 1997, the Company was allocated their share of the pension liability associated with their employees. The Company's employees are covered by the employee retirement plan of an affiliate, Equitable Life. The benefits are based on years of service and the employee's average annual compensation during the last five years of employment. Further, Equitable Life sponsors a defined contribution plan that is qualified under Internal Revenue Code Section 401(k). The Company's funding and accounting policies are consistent with the funding requirements of Federal law and regulations.

The following table sets forth the plan's funded status and amounts recognized in the Company's consolidated balance sheet:

                                                               POST-MERGER
                                                         _______________________
                                                            December 31, 1997
                                                         _______________________
                                                         (Dollars in thousands)
Accumulated benefit obligation                                             $579
                                                         =======================

Plan assets at fair value, primarily bonds, common
 stocks, mortgage loans and short-term investments                           --
Projected benefit obligation for service rendered to date                  $956
                                                         _______________________
Pension liability                                                          $956
                                                         =======================


                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

Net periodic pension cost included the following components:

                                             POST-MERGER       POST-ACQUISITION
                                          ______________________________________
                                             For the period |    For the period
                                           October 25, 1997 |   January 1, 1997
                                                    through |           through
                                          December 31, 1997 |  October 24, 1997
                                          __________________| __________________
                                                   (Dollars in thousands)
                                                            |
Service cost-benefits earned                                |
 during the period                                     $114 |              $568
Interest cost on projected                                  |
 benefit obligation                                      10 |                15
Net amortization and deferral                            -- |                 1
                                          __________________| __________________
Net periodic pension cost                              $124 |              $584
                                          ======================================

The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.25% and 5.00%, respectively, at December 31, 1997. The average expected long term rate of return on plan assets was 9.00% in 1997.


9.   RELATED PARTY TRANSACTIONS

DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by the Company which as of December 31, 1997 are sold primarily through six broker/dealer institutions. For the periods October 25, 1997, through December 31, 1997 and January 1, 1997 through October 24, 1997, the Company paid commissions to DSI totaling $9,931,000 and $26,419,000, respectively ($9,995,000 for the period August 14, 1996 through December 31, 1996 and $17,070,000 for the period January 1, 1996 through August 13, 1996). For the year ended December 31, 1995 commissions paid by Golden American to DSI aggregated $8,440,000.

Golden American provides certain managerial and supervisory services to DSI. Beginning in 1995, this fee was calculated as a percentage of average assets in the variable separate accounts. For the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the fee was $508,000 and $2,262,000, respectively. For the periods August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996 the fee was $877,000 and $1,390,000, respectively. This fee was $987,000 for 1995.

The Company has a service agreement with Equitable Investment Services, Inc. ("EISI"), an affiliate, in which EISI provides investment management services. Payments for these services totaled $200,000, $768,000 and $72,000 for the periods October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997 and August 14, 1996 through December 31, 1996, respectively.

Golden American has a guaranty agreement with Equitable Life. In consideration of an annual fee, payable June 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not, and nothing contained therein or done pursuant thereto by Equitable Life shall be deemed to constitute, a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness or liability, of any kind or character whatsoever, of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. As Golden American's risk based capital level was above required amounts, no annual fee was payable.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

Golden American provides certain advisory, computer and other resources and services to Equitable Life. Revenues for these services which reduced general expenses incurred by Golden American totaled $1,338,000 and $2,992,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively. No services were provided by Golden American in 1996.

The Company has a service agreement with Equitable Life in which Equitable Life provides administrative and financial related services. For the period October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the Company incurred expenses of $13,000 and $16,000, respectively, under this agreement.

The Company had premiums, net of reinsurance, for variable products from six significant broker/dealers for the year ended December 31, 1997, that totaled $445,300,000, or 71% of premiums ($298,000,000 or 67% from two significant broker/dealers for the year ended December 31, 1996). Included in these amounts are premiums for 1997 of $26.2 million from LSSI, an affiliate.

SURPLUS NOTE:  On December 17, 1996, Golden American issued an 8.25% surplus note in the amount of $25,000,000 to Equitable. The note matures on December 17, 2026. The note and accrued interest thereon shall be subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made shall be subject to the prior approval of the Delaware Insurance Commissioner. Golden American incurred interest totaling $344,000 and $1,720,000 for the period October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively. On December 17, 1996, Golden American contributed the $25,000,000 to First Golden acquiring 200,000 shares of common stock (100% of outstanding stock) of First Golden.

RECIPROCAL LOAN AGREEMENT: Golden American maintains a reciprocal loan agreement with ING America Insurance Holdings, Inc. ("ING America"), a Delaware corporation, and affiliate of EIC, to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which became effective January 1, 1998 and expires December 31, 2007, Golden American and ING America can borrow up to $65,000,000 from one another. Interest on any Golden American borrowings is charged at the rate of ING America's cost of funds for the interest period plus 0.15%. Interest on any ING America borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar arrangement.

LINE OF CREDIT:   Golden American maintained a line of credit agreement with
Equitable to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement which became effective December 1, 1996 and expired December 31, 1997, Golden American could borrow up to $25,000,000. Interest on any borrowings was charged at the rate of Equitable's monthly average aggregate cost of short-term funds plus 1.00%. Under this agreement, the Company incurred interest expense of $213,000 for the period October 25, 1997 through December 31, 1997, $362,000 for the period January 1, 1997 through October 24, 1997, and $85,000 for the period August 14, 1996 through December 31, 1996. At December 31, 1997, $24,059,000 was outstanding under this agreement. The outstanding balance was repaid by a capital contribution.


STOCKHOLDER'S EQUITY: On September 23, 1996, EIC Variable, Inc. contributed $50,000,000 of Preferred Stock to the Company's additional paid-in capital.

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

10.  COMMITMENTS AND CONTINGENCIES

CONTINGENT LIABILITY: In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and DSI and certain related assets for consideration with an aggregate value of $13,200,000 and contributed them to BT Variable. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and, prior to August 13, 1996, was contingently supported by a $5,000,000 note payable from Golden American and a $6,000,000 letter of credit from Bankers Trust. Bankers Trust had estimated that the contingent liability due from Golden American amounted to $439,000 at August 13, 1996. At August 13, 1996 the balance of the escrow account established to fund the contingent liability was $4,293,000.

On August 13, 1996, Bankers Trust made a cash payment to Golden American in an amount equal to the balance of the escrow account less the $439,000 contingent liability discussed above. In exchange, Golden American irrevocably assigned to Bankers Trust all of Golden American's rights to receive any amounts to be disbursed from the escrow account in accordance with the terms of the Exchange Agreement. Bankers Trust also irrevocably agreed to make all payments becoming due under the Golden American note and to indemnify Golden American for any liability arising from the note.

REINSURANCE: At December 31, 1997, the Company had reinsurance treaties with five unaffiliated reinsurers covering a significant portion of the mortality risks under its variable contracts. The Company remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance in force for life mortality risks were $96,686,000 and $58,368,000 at December 31, 1997 and 1996. At December 31, 1997, the Company has a net payable of $11,000 for reserve credits, reinsurance claims or other receivables from these reinsurers comprised of $240,000 for claims recoverable from reinsurers and a payable of $251,000 for reinsurance premiums. Included in the accompanying financial statements are net considerations to reinsurers of $326,000, $1,871,000, $875,000, $600,000 and $2,800,000 and net policy benefits recoveries of $461,000, $1,021,000, $654,000, $1,267,000 and $3,500,000 for the
periods October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996, and January 1, 1996 through August 13, 1996 and the year ended 1995, respectively.

Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty which increased income by $265,000, $335,000, $10,000 and $56,000 for the periods October
25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through
August 13, 1996, respectively.  In 1995, net income was reduced by $109,000.

GUARANTY FUND ASSESSMENTS: Assessments are levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based upon information currently available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company believes that it is probable these insolvencies will result in future assessments which could be material to the Company's financial statements if the Company's reserve is not sufficient. The Company regularly reviews its reserve for these insolvencies and updates its reserve based upon the Company's interpretation of information from the NOLHGA annual report. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and

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                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)
                              December 31, 1997

state premium levels
as well as its potential for premium tax offset. Accordingly, the Company accrued and charged to expense an additional $141,000 for the period October 25, 1997 through December 31, 1997, $446,000 for the period January 1, 1997 through October 24, 1997, $291,000 for the period August 14, 1996 through December 31, 1996 and $480,000 for the period January 1, 1996 through August 13, 1996. At December 31, 1997, the Company has an undiscounted reserve of $1,358,000 to cover estimated future assessments (net of related anticipated premium tax credits) and has established an asset totaling $238,000 for assessments paid which may be recoverable through future premium tax offsets. The Company believes this reserve is sufficient to cover expected future insurance guaranty fund assessments, based upon previous premiums, and known insolvencies at this time.

LITIGATION: In the ordinary course of business, the Company is engaged in litigation, none of which management believes is material.

VULNERABILITY FROM CONCENTRATIONS: The Company has various concentrations in its investment portfolio (see Note 3 for further information). The Company's asset growth, net investment income and cash flow are primarily generated from the sale of variable products and associated future policy benefits and separate account liabilities. A significant portion of the Company's sales is generated by six broker/dealers. Substantial changes in tax laws that would make these products less attractive to consumers, extreme fluctuations in interest rates or stock market returns which may result in higher lapse experience than assumed, could cause a severe impact to the Company's financial condition.

OTHER COMMITMENTS: At December 31, 1997, outstanding commitments to fund mortgage loans on real estate totaled $1,825,000.

YEAR 2000 (UNAUDITED): Based on a study of its computer software and hardware, the Company has determined its exposure to the Year 2000 change of the century date issue. Management believes the Company's systems are or will be substantially compliant by Year 2000 and has engaged external consultants to validate this assumption. Golden American has spent approximately $2,000 in 1997 related to the external consultants' analysis.
The projected cost to the Company for the external consultants' analysis is approximately $130,000 to $170,000. The only system known to be affected by this issue is a system maintained by an affiliate who will incur the related costs to make the system compliant. To mitigate the effect of outside influences and other dependencies relative to the Year 2000, the Company will be contacting significant customers, suppliers and other third parties. To the extent these third parties would be unable to transact business in the Year 2000 and thereafter, the Company's operations could be adversely affected.

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                       GOLDEN AMERICAN LIFE INSURANCE COMPANY
                       Golden American Life Insurance Company is a stock company domiciled in Wilmington, Delaware

G 3458 GS VLI (Prosp.) 5/98



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